UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Annual Report

December 31, 2016  |  matthewsasia.com

ASIA FIXED INCOME STRATEGIES

Matthews Asia Strategic Income Fund

Matthews Asia Credit Opportunities Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA VALUE STRATEGY

Matthews Asia Value Fund

ASIA GROWTH STRATEGIES

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

*The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

Cover photo: Conical Vietnamese hats, Hanoi, Vietnam

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Investor Class Performance and Expenses (December 31, 2016)

Investor Class		Average Annual Total Return†			Inception Date	2016 Annual Operating Expenses	2016 Annual Operating Expenses after Fee Waiver and Expense Reimbursement		Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES
Asia Strategic Income Fund (MAINX)	8.85%	4.64%	n.a.	4.45%	11/30/11	1.33%	1.15%	[1]	1.28%	1.12%	[1]
Asia Credit Opportunities Fund (MCRDX)	n.a.	n.a.	n.a.	4.66%	4/29/16	2.24%	1.15%	[1]	2.10%	1.10%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MACSX)	1.34%	5.05%	4.75%	9.04%	9/12/94	1.09%	1.09%	‡2	1.09%	n.a.
Asia Dividend Fund (MAPIX)	4.13%	7.85%	7.60%	8.28%	10/31/06	1.06%	1.06%	‡2	1.06%	1.05%	[2]
China Dividend Fund (MCDFX)	5.70%	11.11%	n.a.	8.71%	11/30/09	1.22%	n.a.		1.19%	n.a.
ASIA VALUE STRATEGY
Asia Value Fund (MAVRX)	7.43%	n.a.	n.a.	5.50%	11/30/15	11.48%	1.50%	[3]	36.42%	1.50%	[3]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MAFSX)	4.82%	n.a.	n.a.	-1.76%	4/30/13	2.47%	1.50%	[3]	2.07%	1.50%	[3]
Asia Growth Fund (MPACX)	0.92%	7.49%	4.89%	8.25%	10/31/03	1.14%	n.a.		1.11%	n.a.
Pacific Tiger Fund (MAPTX)	-0.16%	6.67%	6.57%	8.11%	9/12/94	1.09%	1.08%	[2]	1.09%	1.07%	[2]
Asia ESG Fund (MASGX)	-1.40%	n.a.	n.a.	-5.24%	4/30/15	3.54%	1.48%	[3]	9.09%	1.44%	[3]
Emerging Asia Fund (MEASX)	19.25%	n.a.	n.a.	8.64%	4/30/13	1.77%	1.47%	[3]	1.75%	1.50%	[3]
Asia Innovators Fund (MATFX)	-9.10%	9.93%	5.21%	1.96%	12/27/99	1.24%	n.a.		1.18%	n.a.
China Fund (MCHFX)	-5.18%	2.11%	4.90%	8.55%	2/19/98	1.18%	n.a.		1.14%	n.a.
India Fund (MINDX)	-1.23%	15.09%	7.57%	10.99%	10/31/05	1.12%	n.a.		1.11%	n.a.
Japan Fund (MJFOX)	0.40%	11.40%	2.88%	5.56%	12/31/98	0.98%	0.98%	‡2	0.99%	n.a.
Korea Fund (MAKOX)	-6.32%	7.90%	4.34%	5.69%	1/3/95	1.15%	n.a.		1.10%	n.a.
ASIA SMALL COMPANY STRATEGIES
Asia Small Companies Fund (MSMLX)	-1.44%	5.72%	n.a.	10.53%	9/15/08	1.49%	1.47%	[3]	1.48%	1.47%	[3]
China Small Companies Fund (MCSMX)	-2.35%	6.95%	n.a.	-0.25%	5/31/11	2.24%	1.50%	[4]	2.10%	1.50%	[4]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	These figures are from the fund’s prospectus dated as of April 29, 2016, and may differ from the actual expense ratios for fiscal year 2016, as shown in the financial highlights section of this report.

‡	Reimbursement was below 0.01%.

1	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of the (i) expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

4	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expenses (December 31, 2016)

Institutional Class		Average Annual Total Return†			Inception Date	2016 Annual Operating Expenses	2016 Annual Operating Expenses after Fee Waiver and Expense Reimbursement		Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES
Asia Strategic Income Fund (MINCX)	9.02%	4.85%	n.a.	4.66%	11/30/11	1.12%	0.90%	[1]	1.09%	0.90%	[1]
Asia Credit Opportunities Fund (MICPX)	n.a.	n.a.	n.a.	4.82%	4/29/16	1.99%	0.90%	[1]	1.94%	0.90%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MICSX)	1.44%	5.21%	n.a.	2.75%	10/29/10	0.94%	0.94%	‡3	0.92%	n.a.
Asia Dividend Fund (MIPIX)	4.33%	7.98%	n.a.	5.12%	10/29/10	0.94%	0.93%	[3]	0.93%	0.92%	[3]
China Dividend Fund (MICDX)	5.90%	11.31%	n.a.	7.05%	10/29/10	1.06%	n.a.		1.00%	n.a.
ASIA VALUE STRATEGY
Asia Value Fund (MAVAX)	7.72%	n.a.	n.a.	5.82%	11/30/15	11.26%	1.25%	[2]	36.17%	1.25%	[2]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MIFSX)	5.05%	n.a.	n.a.	-1.53%	4/30/13	2.29%	1.25%	[2]	1.91%	1.25%	[2]
Asia Growth Fund (MIAPX)	1.06%	7.70%	n.a.	4.36%	10/29/10	0.96%	n.a.		0.91%	n.a.
Pacific Tiger Fund (MIPTX)	0.03%	6.86%	n.a.	3.61%	10/29/10	0.91%	0.90%	[3]	0.91%	0.89%	[3]
Asia ESG Fund (MISFX)	-1.16%	n.a.	n.a.	-5.00%	4/30/15	3.36%	1.25%	[2]	8.90%	1.25%	[2]
Emerging Asia Fund (MIASX)	19.61%	n.a.	n.a.	8.90%	4/30/13	1.62%	1.25%	[2]	1.57%	1.25%	[2]
Asia Innovators Fund (MITEX)	-8.92%	n.a.	n.a.	7.51%	4/30/13	1.01%	n.a.		0.97%	n.a.
China Fund (MICFX)	-5.06%	2.27%	n.a.	-1.80%	10/29/10	1.03%	n.a.		0.99%	n.a.
India Fund (MIDNX)	-1.00%	15.30%	n.a.	3.96%	10/29/10	0.91%	n.a.		0.90%	n.a.
Japan Fund (MIJFX)	0.51%	11.54%	n.a.	9.71%	10/29/10	0.88%	0.88%	‡3	0.87%	n.a.
Korea Fund (MIKOX)	-6.31%	7.97%	n.a.	6.75%	10/29/10	0.97%	n.a.		0.93%	n.a.
ASIA SMALL COMPANY STRATEGY
Asia Small Companies Fund (MISMX)	-1.24%	n.a.	n.a.	0.06%	4/30/13	1.34%	1.25%	[2]	1.30%	1.25%	[2]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	These figures are from the fund’s prospectus dated as of April 29, 2016, and may differ from the actual expense ratios for fiscal year 2016, as shown in the financial highlights section of this report.

‡	Reimbursement was below 0.01%.

1	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	3

Message to Shareholders from the

President of the Matthews Asia Funds

Dear Valued Shareholder,

2016 will be remembered as a year of surprises, volatility and renewed uncertainty in global markets. Having celebrated Matthews Asia’s 25 years of investing in the region this past May, we are reminded of our history and times past when Asian markets experienced similar events. I believe the hallmark of our resiliency during more challenging periods was dependent upon our conviction, patience, purpose and focus on the long term. In times like these, it’s helpful to reinforce your beliefs and renew your sense of purpose. Of course, Asia has undergone a significant evolution since our founding, and we speak from experience when we note that many of the issues the region faced in 2016 were not of Asia’s own making. The region continues to grow, reform and invest in its future and it’s this evolution that continues to make Asia an exceptionally attractive investment destination for long-term investors.

Matthews Asia Funds Performance

While the performance of the Matthews Asia Funds were somewhat mixed during the year (as discussed in the year-end shareholder letter from our chief investment officer), many of our strategies, nonetheless, managed to deliver positive risk-adjusted returns, even amid notable events and global economic uncertainty. We believe the long-term investment case for Asia remains strong, particularly with the continued rise of the region’s emerging economies, as well as the ongoing reform and liberalization of China’s economy.

Asia’s Fixed Income Opportunities

Change creates opportunity, and nowhere has change been as profound as it has been in Asia’s fixed income markets over the past quarter century. The ability for investors to tap into this growing and liquid market to enhance the risk-return profile of their fixed income portfolios drove our decision to launch the Matthews Asia Strategic Income Fund in 2011. As the Fund marked its five-year anniversary in 2016, I was particularly pleased about its strong relative performance. As more investors look for new opportunities in fixed income, I believe Asia’s fixed income markets will, in time, become an increasingly core part of their portfolios. Recognizing the needs of investors to have income options in a persistent low-yield environment, we further expanded our fixed income offering in April 2016 with the launch of the Matthews Asia Credit Opportunities Fund. As Asia’s bond markets continue to grow, I am delighted to be able to broaden our fixed income offering to shareholders.

Changing Views on China

The shift in sentiment and views toward China, and the role it plays in global investment allocations has become a focus once again for global investors. Volatility may remain in the near term, particularly amid the uncertainty of a Trump presidency, with respect to the policy stance toward global trade and China, specifically. Long term, however, we believe China will continue to be the world’s best consumption story. During such times of volatility and rapid changes, we see the benefits of taking an active approach to investment management as this should prove to be the optimal approach for long-term investors gaining exposure to rapidly changing, immature and inefficient markets.

Institutional Class Share Minimums Reduced

At year-end we were pleased to be able to lower the minimum initial investment for the Institutional Class shares for the Matthews Asia Funds from US$3 million to US$100,000, making our lower cost share class more accessible to a wider range of investors. The change allows shareholders currently invested in the Investor Class, who meet the reduced minimum, to exchange their shares for Institutional Class shares and benefit from a lower expense ratio.

4	MATTHEWS ASIA FUNDS

2017 and Beyond

As we enter 2017, we are faced with a very different world that is poised to experience rapid change and potential shocks. We expect we may encounter significant and abrupt changes that could bring about increased uncertainty and volatility but we are reminded of our past and the need to remain steadfast in our approach. We believe it’s amid this change and uncertainty that our team may uncover exceptional opportunities and reinforce the benefits of an active approach to long-term investing in Asia.

Thank you for being a valued shareholder.

William J. Hackett

President of the Matthews Asia Funds

matthewsasia.com | 800.789.ASIA	5

Message to Shareholders from the Investment Advisor

Dear Valued Shareholders,

The last few days of 2016 have receded amidst continued pain for Asia’s markets. The year had begun with a rally in Asia’s equity and fixed income markets, but it ended in a slump. I wish performance had been better, but the sectors that rallied—materials, energy and other cyclicals—did so less due to fundamental reasons than due to expectations of inflationary conditions rising once again. Sectors with more robust secular growth profiles, such as health care, have recently suffered. This environment has been a difficult one for investors, including our team at Matthews Asia, which is focused on making long-term strategic decisions to buy secular growth at reasonable prices. But it is also an environment of which we have warned investors, one that I believe is transient, and so we intend to stick to our investment philosophy and our commitment to long-term growth, not short-term trading. But sentiment is against us right now.

Indeed, as markets have marched on since the victory of Donald Trump, each footstep seems to bring new confidence into the U.S. market, just as it sends tremors through Asia. Expectations of higher inflation, easier regulations, and an America-first trade policy are being priced in as being a boon to the U.S. and a burden to Asia. But have the markets been marching blindly? Is the focus too much on NOW and too little on the far future? Has the market been relying too much on conventional wisdom, what it feels is true, rather than spending the time to think through the issues in a cooler, more logical fashion? If it has done so, it would not be surprising—given the shock and emotional reaction by many over Trump’s surprise win. And yes, I do believe that the market has gotten some things wrong.

First, the markets may be overestimating the inflationary stimulus from President Trump’s economic policy. Tax cuts will raise the budget deficit, yes. But that will be offset by a faster pace of interest rate hikes by the Federal Reserve. Tax cuts that save money for the wealthiest and broaden the tax base at the bottom are more likely to be saved than spent. That is not stimulative. Plus, many on the new administration’s economics team are advocates of hard money and tighter control over, even auditing, the Fed. This is not an environment in which it will be comfortable for the Fed’s doves (those happy to see higher inflation) to operate.

Second, the markets may be overestimating the effects of looser regulation. Yes, there are costs associated with it, but it is not as if profits are at a low level. Indeed, they are close to peak levels of GDP. Where is the evidence that regulation has imposed high costs? The effect of tax cuts in the corporate tax rate are real—but for how long are they likely to persist? Perhaps the market is overestimating the boost to valuations from these potential events.

And the effect of trade tariffs? They are likely to impose costs—a one-off jump in import costs, on the U.S. consumer and businessman alike. The reaction in the markets has been stark—as if the U.S. was isolated to this effect and Asia is incredibly exposed. This is the old canard about Asia being an export-led economy. It is not. Asia grows because it saves, it invests and it reforms. The excess that it produces beyond its immediate needs, it exports. But that is not vital to its citizens’ standard of living. Indeed, Asia would simply consume even more of what it produces (and it already consumes the vast majority) if tariffs became punitive. The short-term impact is likely to make the U.S. dollar stronger—but less trade means less cross-border investment and that could weaken the dollar further down the line.

Would supply chains be affected? Shortened? Probably, but again, don’t take too much of a U.S.-centric view of the world. China and other large Asian manufacturers are building out their supply chains in more developing parts of Asia only in part to satisfy Western demand. The long-term goal is still to produce for their own citizens. China will keep investing in the rest of Asia. Yes, some businesses will suffer, but others will benefit. Our portfolios largely consist of those companies focused on the domestic consumer and the domestic business in Asia, where we believe long-term trends are overwhelmingly positive.

Simultaneously, markets are, I believe, mispricing Asia’s long-term prospects. The better performance we saw in the early part of 2016 was, I believe, partly a recognition that Europe had its own problems, but also that in Asia, equity valuations were reasonable and real interest rates were actually very high in global terms (hence the rally in bonds)—and that despite several years of poor earnings results, Asia’s economic growth would sooner or later translate into profit growth. That confidence has gone for now. But the fundamentals remain in place and even as valuations in the U.S. become increasingly stretched as markets price in an idealistic interpretation of the next administration’s policies, valuations in Asia are getting cheaper for long-term secular growth businesses.

Indeed, as I meet clients these days, I am often asked: “Where is the good news?” As I talk about the likely issues to come—trade issues, more worries about China’s currency, a strong dollar, and all the other issues that the markets are focused on, it’s a fair question. The answer is twofold. First, we believe Asia appears well set to weather the storm! This may seem mealy-mouthed, but it’s important to recognize the current issues and also to see that high savings, high current accounts, low inflation, and low budget deficits give Asia a lot of policy room to maneuver—room that Latin America, for example, largely does not have. Second, Asia’s economies are still growing faster than the West and that should ultimately mean stronger profits. This is no small advantage. It may seem like a thin thread to hang your hopes on, but it only appears thin because it is not tangible—corporate profits are not growing quickly NOW.

Still, Asia right now has much going for it—economic growth, stable politics, strong fiscal and monetary positions, and reasonable valuations. The only things it lacks are momentum in corporate profits and the change in sentiment which that would bring. As I look into 2017, I do not know if this is the year when profits will turn (though margins are close to 15-year lows). But with dividend yields in the market near 3%, I know we will be paid to be patient. And now in Asia, more than ever, there would appear to be prospective returns to patience. That patience may be tried at times by “junk rallies” and sensationalist headlines, but we will continue to look beyond the headlines and help you see the opportunities in the region. And we intend to keep investing in the companies that are set to grow sustainably for the long term, not try to time rallies in those companies enjoying their last days in the sun. When the market is thinking “now, now, NOW”... we are trying to be patient, patient, patient.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

6	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Teresa Kong, CFA
Lead Manager
Satya Patel
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.43	$10.42
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.33%	1.12%
After Fee Waiver and Reimbursement[2]	1.15%	0.90%
Portfolio Statistics
Total # of Positions		33
Net Assets		$68.8 million
Modified Duration[3]		3.7
Portfolio Turnover[4]		71.50%
Benchmark
Markit iBoxx Asian Local Bond Index*

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, dividend paying equity securities, and debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company’s capital structure from debt to equity or with features of both.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asia Strategic Income Fund returned 8.85% (Investor Class) and 9.02% (Institutional Class) outperforming its benchmark, the Markit iBoxx Asian Local Bond Index’s 1.73%. For the fourth quarter, the Fund declined –1.72% (Investor Class) and –1.75% (Institutional Class) versus –7.36% for the Index.

Market Environment:

2016 was marked by major regime shifts—from globalism to nationalism; disinflation to reflation, which had major implications on our portfolio positioning, and our views on Asia’s credit, currencies and interest rates.

The regime shift was starkly evidenced by the unexpected Brexit vote and Donald Trump’s ascendency to the U.S. presidency. Trump’s election—along with the Republican Party’s impending majority control of the House and the Senate—caused markets to price in several things. Among them were: tax cuts, government spending, protectionist trade policies and deregulation. Market expectations for fiscal stimulus to lead to higher growth and inflation in the U.S. also resulted in higher yield curves. In a rising U.S. interest rate environment, we expected Asia credit to outperform more interest rate-sensitive sectors, and indeed, it held up well in the fourth quarter, with the sub-investment grade portion posting positive total returns.

While global economic growth was weaker than consensus forecasts, we saw a major shift from disinflation to reflation. The continued fall in commodity prices in early 2016, coupled with soft core inflation in countries like China, Japan and the U.K., drove the global economic weakness. With downward revisions in the growth and inflation outlook, expectations for rate hikes faded in the U.S. and the U.K. while the European Central Bank and Bank of Japan cut rates deeper into negative territory. However, as commodity prices recovered and economic data surprised on the upside, inflation expectations recovered across developed and emerging markets in the fourth quarter. With expectations of U.S. rates rising faster than the rest of the world, the U.S. dollar (USD) strengthened relative to other currencies.

Performance Contributors and Detractors:

In 2016, the biggest contributors to Fund performance were long-duration USD-denominated bonds issued by the Government of Indonesia and Perusahaan Listrik Negara, the state-owned Indonesian electric utility. Indonesia’s sub-investment grade corporate bonds, including Alam Sutera and Jababeka also performed well as its economy continued to stabilize and recover in 2016. Finally, our contingent convertible securities issued by HSBC and Standard Chartered, two U.K.-domiciled banks with dominant exposure to Asia, performed well as uncertainty surrounding Brexit became a reality.

Only a handful of holdings, including select currency forward positions, such as the Malaysian ringgit and South Korean won, posted negative returns in 2016. We also had small negative returns from convertible bonds of Ctrip, an online travel company and China Singyes, a distributor of solar panels.

Notable Portfolio Changes:

Over the course of the year, we migrated the portfolio toward USD assets while retaining positions in select Asian currencies that offer a high yield or compelling value. We shorted currencies of the countries we believe have the most vulnerable fundamentals.

(continued)

*	The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.
1	Actual 2016 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	7

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAINX)	-1.72%	8.85%	3.53%	4.64%	4.45%	11/30/11
Institutional Class (MINCX)	-1.75%	9.02%	3.73%	4.85%	4.66%	11/30/11
Markit iBoxx Asian Local Bond Index[5]	-7.36%	1.73%	1.05%	0.99%	1.13%
Lipper Emerging Markets Hard Currency Debt Funds Category Average[6]	-2.65%	10.82%	2.71%	3.96%	4.07%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016					2015
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.06	$0.11	$0.11	$0.13	$0.41	$0.00	$0.10	$0.08	$0.11	$0.29
Inst’l (MINCX)	$0.06	$0.12	$0.12	$0.13	$0.43	$0.01	$0.10	$0.09	$0.11	$0.31

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.92% (4.44% excluding waivers)

Inst’l Class: 5.16% (4.59% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 6.94%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definitions. The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Malaysia Government Investment Issue, 3.508%, 05/15/2018	Foreign Government Bonds	Malaysian Ringgit	5.6%
Sprint Communications, Inc., 6.000%, 11/15/2022	Telecommunication Services	U.S. Dollar	5.5%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	4.9%
Indonesia Treasury Bond, 8.375%, 03/15/2034	Foreign Government Bonds	Indonesian Rupiah	4.6%
Ctrip.com International, Ltd., Cnv., 1.000%, 07/01/2020	Consumer Discretionary	U.S. Dollar	4.5%
Indonesia Treasury Bond, 8.375%, 03/15/2024	Foreign Government Bonds	Indonesian Rupiah	4.5%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.2%
Indonesia Treasury Bond, 7.875%, 04/15/2019	Foreign Government Bonds	Indonesian Rupiah	4.1%
Delta Investment Horizon International, Ltd., Cnv., 3.000%, 05/26/2020	Telecommunication Services	U.S. Dollar	4.1%
DFCC Bank PLC, 9.625%, 10/31/2018	Financials	U.S. Dollar	4.0%
% OF ASSETS IN TOP TEN			46.0%

8	MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

We trimmed our exposure to China’s currency first by selling our bonds denominated in renminbi and later adding an explicit short position as we expect it to depreciate more than the carry on the bonds. We also added a short position in the Korean won. With U.S. trade policies potentially becoming more protectionist, and the won’s strong 2016 performance versus Asian peers making Korean exports more expensive, we believe the risks are skewed to the downside for the won. We also closed out our small long positions in the Philippine peso, Singapore dollar and Hong Kong dollar in 2016.

We added duration and currency exposure to Indonesia, as we believe the rupiah continues to be undervalued despite the improvement in its fiscal and current account positions over the last few years. We also continue to be positive on India as it implements bold structural reforms such as the requirement of unique identification numbers to increase financial inclusion, the opening of hundreds of millions of bank accounts, the demonetization that should bring some of its shadow economy into the formal sector, and the structural increase in the tax base from the implementation of its Goods and Services Tax. These measures could set the country on course for higher long-term growth and lower inflation rates for decades.

Outlook:

Mild reflation in the U.S. and Europe, which together accounts for almost half of global GDP, is important as it creates a goldilocks scenario for emerging markets. We are seeing reflation solidify, driven by a rise in commodity prices, tighter labor markets and improving consumer and manufacturing sentiment. However, this favorable backdrop is marred by a decline in globalization and a likely rise of protectionism from the Trump administration. Whether campaign promises around infrastructure spending, tax cuts and trade are enacted or prove to be rhetoric could have significant implications on Asian credit, currencies and interest rates.

The performance of Asian currencies hinges much more on U.S. policies and differentials in growth rates around the world. Based on any measure of fair value, we believe the USD is overvalued. However, we believe technicals and forthcoming U.S. policies are likely to lead to further strength. While some currencies of America’s largest trading partners—including the Mexican peso—have largely impounded the potential impact of protectionist legislation, most Asian currencies may not have priced this in adequately. Once tangible policies are announced against China, we believe the currencies of small, open economies are likely to experience even greater volatility. As a result, we expect to see greater dispersion amongst returns. We believe higher yielding currencies of Indonesia, India and Malaysia that have experienced the greatest depreciation in the last few years will continue to have the greatest likelihood of appreciating over the next year while the currencies of Korea, Taiwan and China are likely to depreciate.

We expect U.S. rates to stabilize around current levels, which are pricing in long-term inflation of about 2%. After the Federal Reserve raised interest rates by 0.25% in December, they signaled their expectations of three additional hikes in 2017, which we believe captures the inflationary impact of significant fiscal stimulus on an economy already running at low unemployment. We have no duration exposure to local currencies of small exporters as their interest rate cycle is highly correlated to the U.S. cycle. However, we maintain duration exposure to countries like Indonesia and India, which we believe may see falling interest rates.

We believe Asian credit markets are perhaps the least likely to be driven by U.S. policies. We believe credit spreads will continue to remain stable with a tightening bias as default rates stay low. Since this current wave of defaults was dominated by commodity industries, the stabilization of commodity prices at higher levels causes us to believe default rates may stabilize around current levels. Because of our sanguine outlook on credit, we continue to allocate most of our risk budget to USD-denominated high yield bonds of Asian corporates. In summary, despite the current uncertain environment, we believe we have the tools to navigate this environment as we seek to achieve our long-term risk and return targets.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	59.6
Indonesia Rupiah (IDR)	13.7
Indian Rupee (INR)	8.1
Malaysian Ringgit (MYR)	5.6
Sri Lanka Rupee (LKR)	4.8
South Korean Won (KRW)	0.5
Cash and Other Assets, Less Liabilities	7.7

COUNTRY ALLOCATION (%)[7,8,9]
China/Hong Kong	21.5
Indonesia	20.7
Sri Lanka	15.8
India	11.1
Vietnam	5.7
Malaysia	5.6
United States	5.5
South Korea	4.0
Pakistan	2.4
Cash and Other Assets, Less Liabilities	7.7

SECTOR ALLOCATION (%)[7,8]
Foreign Government Bonds	31.2
Financials	27.3
Consumer Discretionary	11.8
Telecommunication Services	9.6
Energy	3.5
Materials	3.0
Real Estate	2.9
Information Technology	1.8
Utilities	1.2
Cash and Other Assets, Less Liabilities	7.7

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	51.7
Government Bonds	31.2
Convertible Corporate Bonds	9.4
Cash and Other Assets, Less Liabilities	7.7

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

matthewsasia.com | 800.789.ASIA	9

Matthews Asia Strategic Income Fund

December 31, 2016

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 51.7%

	Face Amount*	Value
CHINA/HONG KONG: 16.2%
Standard Chartered PLC 6.500%[b], 12/29/49	3,700,000	$3,377,915
HSBC Holdings PLC 6.375%[b], 12/29/49	2,500,000	2,487,500
China Hongqiao Group, Ltd. 6.875%, 05/03/18	2,000,000	2,053,516
MCE Finance, Ltd. 5.000%, 02/15/21	2,000,000	1,987,258
Unigroup International Holdings, Ltd. 6.000%, 12/10/20	1,200,000	1,260,089

Total China/Hong Kong		11,166,278

INDIA: 11.1%
TML Holdings Pte, Ltd. 5.750%, 05/07/21	2,000,000	2,077,192
Housing Development Finance Corp., Ltd.
9.240%, 06/24/24	INR 100,000,000	1,601,062
Housing Development Finance Corp., Ltd.
8.950%, 03/21/23	INR 100,000,000	1,535,933
Rural Electrification Corp., Ltd. 9.340%, 08/25/24	INR 52,000,000	861,013
Power Grid Corp. of India, Ltd., Series B 9.300%, 09/04/24	INR 52,000,000	840,236
Rural Electrification Corp., Ltd. 9.020%, 06/18/19	INR 50,000,000	765,373

Total India		7,680,809

SRI LANKA: 7.7%
DFCC Bank PLC 9.625%, 10/31/18	2,650,000	2,775,795
National Savings Bank 5.150%, 09/10/19	2,000,000	1,969,440
National Savings Bank 8.875%, 09/18/18	500,000	528,125

Total Sri Lanka		5,273,360

UNITED STATES: 5.5%
Sprint Communications, Inc. 6.000%, 11/15/22	3,750,000	3,778,125

Total United States		3,778,125

VIETNAM: 4.2%
Debt and Asset Trading Corp. 1.000%, 10/10/25	5,100,000	2,872,804

Total Vietnam		2,872,804

INDONESIA: 3.5%
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[c]	1,500,000	1,522,500
Alam Synergy Pte, Ltd. 6.950%, 03/27/20	500,000	507,500
PT Astra Sedaya Finance 8.600%, 02/21/17	IDR 5,000,000,000	371,535

Total Indonesia		2,401,535

	Face Amount*	Value
SOUTH KOREA: 3.5%
Harvest Operations Corp. 6.875%, 10/01/17	2,400,000	$2,400,000

Total South Korea		2,400,000

TOTAL NON-CONVERTIBLE CORPORATE BONDS		35,572,911

(Cost $34,948,171)

FOREIGN GOVERNMENT OBLIGATIONS: 31.2%
INDONESIA: 13.1%
Indonesia Treasury Bond 8.375%, 03/15/34	IDR 42,000,000,000	3,133,049
Indonesia Treasury Bond 8.375%, 03/15/24	IDR 40,500,000,000	3,073,761
Indonesia Treasury Bond 7.875%, 04/15/19	IDR 38,000,000,000	2,843,125

Total Indonesia		9,049,935

SRI LANKA: 8.1%
Sri Lanka Government Bond 6.125%, 06/03/25	2,400,000	2,257,913
Sri Lanka Government Bond 8.500%, 07/15/18	LKR 257,000,000	1,648,593
Sri Lanka Government Bond 8.750%, 10/15/18	LKR 257,000,000	1,645,615

Total Sri Lanka		5,552,121

MALAYSIA: 5.6%
Malaysia Government Investment Issue 3.508%, 05/15/18	MYR 17,300,000	3,846,574

Total Malaysia		3,846,574

PAKISTAN: 2.4%
Pakistan Government Bond 8.250%, 04/15/24	1,500,000	1,627,074

Total Pakistan		1,627,074

VIETNAM: 1.5%
Socialist Republic of Vietnam 4.800%, 11/19/24	1,055,000	1,039,023

Total Vietnam		1,039,023

SOUTH KOREA: 0.5%
Korea Treasury Bond 3.500%, 03/10/24	KRW 400,000,000	363,733

Total South Korea		363,733

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		21,478,460

(Cost $22,006,942)

10	MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund

December 31, 2016

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS: 9.4%

	Face Amount*	Value
CHINA/HONG KONG: 5.3%
Ctrip.com International, Ltd., Cnv. 1.000%, 07/01/20	3,000,000	$3,078,750
Vipshop Holdings Ltd., Cnv. 1.500%, 03/15/19	600,000	597,750

Total China/Hong Kong		3,676,500

	Face Amount*	Value
INDONESIA: 4.1%
Delta Investment Horizon International, Ltd., Cnv.
3.000%, 05/26/20	3,000,000	$2,797,500

Total Indonesia		2,797,500

TOTAL CONVERTIBLE CORPORATE BONDS		6,474,000

(Cost $6,393,880)

TOTAL INVESTMENTS: 92.3%		63,525,371
(Cost $63,348,993d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 7.7%		5,281,492

NET ASSETS: 100.0%		$68,806,863

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Contingent convertible and variable rate security. The rate represents the rate in effect at December 31, 2016.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $1,522,500, which is 2.21% of net assets.

d	Cost for federal income tax purposes is $63,323,418 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,262,057
Gross unrealized depreciation	(1,060,104)

Net unrealized appreciation	$201,953

*	All Values in USD unless otherwise specified.

Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	Korean Won

LKR	Sri Lankan Rupee

MYR	Malaysian Ringgit

OTC	Over-the-counter

USD	U.S. Dollar

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

	Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
Short	USD 3,000,000	CNY 21,213,000	JPMorgan Chase & Co.	03/22/17	$15,746
	USD 8,600,000	KRW 10,181,540,000	JPMorgan Chase & Co.	02/28/17	166,791

					$182,537

OTC CREDIT DEFAULT SWAPS - BUY PROTECTION*

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Depreciation
Republic of Korea	1.00%	Bank of America, N.A.	12/20/2021	USD 8,000	($216,678)	($185,771)	($30,907)

*	Swap is not centrally cleared.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	11

PORTFOLIO MANAGERS
Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$10.13	$10.13
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.24%	1.99%
After Fee Waiver and Reimbursement[2]	1.15%	0.90%
Portfolio Statistics
Total # of Positions		25
Net Assets		$16.3 million
Modified Duration[3]		3.7
Portfolio Turnover[4]		18.80%
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supranational institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, credit-linked notes, inflation linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

Since its inception on April 29, 2016 until December 31, 2016, the Matthews Asia Credit Opportunities Fund returned 4.66% (Investor Class) and 4.82% (Institutional Class), while its benchmark, the J.P. Morgan Asia Credit Index (JACI) returned 1.40% over the same period. For the fourth quarter, the Fund returned –0.90% (Investor Class) and –0.86% (Institutional Class) versus –3.01% for the Index.

Market Environment:

We had the opportunity to meet with some investors in 2016 to highlight three themes, which we believed would bode well for our newly launched Fund. The first theme involved living in unconventional times, when “risk-free” U.S. Treasuries were likely to be riskier than risky asset classes such as Asia debt. We highlighted the substantial downside risk of holding long-duration U.S. Treasuries when U.S. interest rates rose. The second key theme surrounded the current stage of the macroeconomic cycle—moving from a disinflationary expansion to an inflationary one, providing a positive backdrop for Asia credit. The third theme emphasized that Asia credit would provide some protection in a rising rate environment as credit spreads tend to tighten in the beginning of a rate hike cycle. Putting all this together with cheap valuations, we argued that Asia credit would produce attractive returns for those with a long-term investment horizon.

Indeed, U.S. Treasuries experienced a violent selloff and Asia credit outperformed U.S. Treasuries. Before the U.S. presidential election, almost 40% of global developed market government bonds and about 60% of Eurozone government bonds traded at negative yields. After the U.S. election, a fast and furious pull back resulted as the market repriced in anticipation of higher growth and reflation. As we expected, Asia credit proved to be one of the most insulated asset classes as credit spreads tightened. Part of the credit spread tightening also stemmed from expectations that default rates would remain steady, or even fall, as commodity prices troughed. Coupled with resilient fundamentals and supportive business environments, Asian credit continued to provide shelter and positive returns.

Performance Contributors and Detractors:

The biggest contributors to Fund performance in 2016 were bonds issued by corporates in Indonesia and China. Indonesian corporate bonds performed well as the country’s macroeconomic situation improved and commodity prices stabilized. Saratoga, a holding company with stakes in leading Indonesian consumer, infrastructure and resources companies; Alam Sutera, a property developer; and MPM, a distributor of Honda motorcycles, all rebounded strongly during the course of the year. Chinese corporates also performed well in 2016. Bonds issued by Macau casino operators like Wynn Macau and Melco Crown recovered as gross gaming revenue in Macau increased on a year-on-year basis from August through December, signaling the arrival of a long-awaited stabilization. Convertible bonds issued by Biostime, an infant milk and vitamins producer, also performed well. The company issued a U.S. dollar-denominated bond in the high yield market that will likely be used to buy back its convertible bonds, significantly lowering the bond’s risk profile.

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	Not annualized. The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

12	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
	Actual Return, Not Annualized
	3 Months	Since Inception	Inception Date
Investor Class (MCRDX)	-0.90%	4.66%	4/29/2016
Institutional Class (MICPX)	-0.86%	4.82%	4/29/2016
J.P. Morgan Asia Credit Index[5]	-3.01%	1.40%
Lipper Alternative Credit Focus Funds Cateory Average[6]	0.59%	3.53%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016
	Q1	Q2	Q3	Q4	Total
Investor (MCRDX)	n.a.	$0.06	$0.10	$0.16	$0.32
Inst’l (MICPX)	n.a.	$0.06	$0.11	$0.16	$0.33

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.53% (1.51% excluding waivers)

Institutional Class: 4.81% (1.84% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 6.10%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Sprint Communications, Inc., 6.000%, 11/15/2022	Telecommunication Services	U.S. Dollar	5.2%
ICTSI Treasury BV, 5.875%, 09/17/2025	Industrials	U.S. Dollar	5.2%
Delta Investment Horizon International, Ltd., Cnv., 3.000%, 05/26/2020	Telecommunication Services	U.S. Dollar	5.1%
KWG Property Holding, Ltd., 8.975%, 01/14/2019	Real Estate	U.S. Dollar	5.1%
HSBC Holdings PLC, 6.375%, 12/29/2049	Financials	U.S. Dollar	4.9%
Listrindo Capital BV, 4.950%, 09/14/2026	Utilities	U.S. Dollar	4.8%
DFCC Bank PLC, 9.625%, 10/31/2018	Financials	U.S. Dollar	4.5%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	4.5%
Harvest Operations Corp., 6.875%, 10/01/2017	Energy	U.S. Dollar	4.3%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.1%
% OF ASSETS IN TOP TEN			47.7%

matthewsasia.com | 800.789.ASIA	13

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	91.6
Cash and Other Assets, Less Liabilities	8.4

COUNTRY ALLOCATION (%)[7,8,9]
China/Hong Kong	35.4
Indonesia	18.6
Sri Lanka	12.4
Vietnam	6.5
United States	5.2
Philippines	5.2
South Korea	4.3
Pakistan	4.0
Cash and Other Assets, Less Liabilities	8.4

SECTOR ALLOCATION (%)[7,8]
Financials	21.9
Consumer Discretionary	15.7
Telecommunication Services	12.8
Foreign Government Bonds	10.4
Real Estate	10.2
Industrials	5.1
Utilities	4.8
Energy	4.3
Materials	3.8
Information Technology	2.6
Cash and Other Assets, Less Liabilities	8.4

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	69.1
Convertible Corporate Bonds	12.1
Government Bonds	10.4
Cash and Other Assets, Less Liabilities	8.4

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

Only a handful of positions had a negative contribution to Fund performance in 2016. The convertible bonds of Ctrip, a Chinese online travel agency, detracted from returns. We added to our position in September after the bonds sold off, following the announcement of new equity issuance and a convertible bond offering. The bonds of Lippo Karawaci, a diversified property developer in Indonesia, also detracted from Fund performance. We bought Lippo Karawaci’s bonds late in the year, and with U.S. interest rates moving higher following the election, Lippo’s bonds traded lower.

Notable Portfolio Changes:

As spreads rallied, we sold bonds with relatively low yields that left limited upside and/or did not compensate us for the credit risk of the issuer. This included bonds of Indonesia property developers like Jababeka and a long duration bond of an Asian consumer company. With signs of U.S. inflation picking up in the second half of the year, we also sold long-dated bonds issued by the Indonesian government and PLN, a quasi-sovereign Indonesian entity.

We added bonds from higher yielding corporate and sovereign issuers with fundamentally strong credit profiles. For instance, we bought bonds issued by Debt and Asset Trading Corporation, a Vietnamese government-owned entity, which were issued to fund the restructuring of its banking sector. We also bought short-dated bonds issued by Harvest Operations, an entity owned by the Korean national oil company, and sovereign bonds issued by the government of Pakistan. In each case, we believe we added yield without taking on high levels of risk. We also bought protection on the Korean sovereign through a credit default swap. The position acts as an inexpensive hedge in our portfolio should we experience significant stress in Asian markets or on the Korean Peninsula.

Outlook:

As we move into 2017, we continue to be positive on credit, although we are wary of the potential impact of rising U.S. interest rates on returns as well as the uncertainty around U.S. policies and their implications on Asia.

We also expect and believe we are positioning the portfolio to help weather country-specific idiosyncratic risks. The most imminent and probable will be negative headlines in China. We expect Chinese reserves to fall below US$3 trillion in the first half of the year as the continued demand on the part of Chinese investors to diversify assets internationally, coupled with a rebalancing of the economy away from exports to domestic services and consumption, leads to a continued deterioration in the balance of payments. As such, we have limited our exposure in China to just a small handful of corporates with under-leveraged balance sheets and strong positions in their respective industries.

Fundamental credit analysis is still key as we believe the market will continue to reward prudent capital structures that are consistent with a company’s industry and strategy, and punish poor ones. As such, we seek to limit exposure to issuers with near-term financing needs as tight liquidity conditions may shut some issuers completely out of the market. Based on history, we believe current spread levels still compensate investors so long as they have a holding period of at least three years.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

14	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

December 31, 2016

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 69.1%	CONVERTIBLE CORPORATE BONDS: 12.1%

	Face Amount*	Value
CHINA/HONG KONG: 28.4%
KWG Property Holding, Ltd. 8.975%, 01/14/19	800,000	$837,005
HSBC Holdings PLC 6.375%[b], 12/29/49	800,000	796,000
Standard Chartered PLC 6.500%[b], 12/29/49	800,000	730,360
China Hongqiao Group, Ltd. 6.875%, 05/03/18	600,000	616,055
Shimao Property Holdings, Ltd. 8.125%, 01/22/21	400,000	432,300
Unigroup International Holdings, Ltd. 6.000%, 12/10/20	400,000	420,030
Wynn Macau, Ltd. 5.250%, 10/15/21	400,000	403,000
MCE Finance, Ltd. 5.000%, 02/15/21	400,000	397,452

Total China/Hong Kong		4,632,202

INDONESIA: 13.5%
Listrindo Capital BV 4.950%, 09/14/26	800,000	778,978
MPM Global Pte, Ltd. 6.750%, 09/19/19	600,000	614,300
Alam Synergy Pte, Ltd. 6.950%, 03/27/20	400,000	406,000
TBG Global Pte, Ltd. 5.250%, 02/10/22	400,000	398,883

Total Indonesia		2,198,161

SRI LANKA: 8.4%
DFCC Bank PLC 9.625%, 10/31/18	700,000	733,229
National Savings Bank 8.875%, 09/18/18	600,000	633,750

Total Sri Lanka		1,366,979

UNITED STATES: 5.2%
Sprint Communications, Inc. 6.000%, 11/15/22	850,000	856,375

Total United States		856,375

PHILIPPINES: 5.2%
ICTSI Treasury BV 5.875%, 09/17/25	800,000	842,445

Total Philippines		842,445

SOUTH KOREA: 4.3%
Harvest Operations Corp. 6.875%, 10/01/17	700,000	700,000

Total South Korea		700,000

VIETNAM: 4.1%
Debt and Asset Trading Corp. 1.000%, 10/10/25	1,200,000	675,954

Total Vietnam		675,954

TOTAL NON-CONVERTIBLE CORPORATE BONDS		11,272,116

(Cost $11,086,809)

	Face Amount*	Value
CHINA/HONG KONG: 7.0%
Ctrip.com International, Ltd., Cnv. 1.250%, 09/15/22[c]	450,000	$433,125
Ctrip.com International, Ltd., Cnv. 1.000%, 07/01/20	400,000	410,500
Vipshop Holdings Ltd., Cnv. 1.500%, 03/15/19	300,000	298,875

Total China/Hong Kong		1,142,500

INDONESIA: 5.1%
Delta Investment Horizon International, Ltd., Cnv.
3.000%, 05/26/20	900,000	839,250

Total Indonesia		839,250

TOTAL CONVERTIBLE CORPORATE BONDS		1,981,750

(Cost $2,014,490)

FOREIGN GOVERNMENT OBLIGATIONS: 10.4%
SRI LANKA: 4.0%
Sri Lanka Government Bond 6.125%, 06/03/25	700,000	658,558

Total Sri Lanka		658,558

PAKISTAN: 4.0%
Pakistan Government Bond 8.250%, 04/15/24	600,000	650,830

Total Pakistan		650,830

VIETNAM: 2.4%
Socialist Republic of Vietnam 4.800%, 11/19/24	400,000	393,942

Total Vietnam		393,942

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		1,703,330

(Cost $1,719,342)

TOTAL INVESTMENTS: 91.6%		14,957,196
(Cost $14,820,641d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 8.4%		1,366,774

NET ASSETS: 100.0%		$16,323,970

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Variable rate security. The rate represents the rate in effect at December 31, 2016.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $433,125, which is 2.65% of net assets.

d	Cost for federal income tax purposes is $14,814,247 and net unrealized appreciation consists of:

Gross unrealized appreciation	$294,068
Gross unrealized depreciation	(151,119)

Net unrealized appreciation	$142,949

*	All values are in USD unless otherwise specified.

Cnv.	Convertible

OTC	Over-the-counter

USD	U.S. Dollar

matthewsasia.com | 800.789.ASIA	15

Matthews Asia Credit Opportunities Fund

December 31, 2016

Schedule of Investmentsa (continued)

OTC CREDIT DEFAULT SWAPS - BUY PROTECTION*

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Depreciation
Republic of Korea	1.00%	Bank of America, N.A.	12/20/2021	USD 2,000	($54,170)	($46,443)	($7,727)

*	Swap is not centrally cleared.

See accompanying notes to financial statements.

16	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Robert J. Horrocks, PhD
Lead Manager
Kenneth Lowe, CFA
Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$14.94	$14.92
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.94%
After Fee Waiver and Expense Reimbursement[2,3]	1.09%	0.94%
Portfolio Statistics
Total # of Positions		60
Net Assets		$2.5 billion
Weighted Average Market Cap		$33.3 billion
Portfolio Turnover[4]		15.64%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asian Growth and Income Fund returned 1.34% (Investor Class) and 1.44% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 5.76%. For the fourth quarter of the year, the Fund declined –8.30% (Investor Class) and –8.24% (Institutional Class) versus –6.25% for the Index.

Market Environment:

The word “volatile” is once more most apt in describing a very choppy 2016 that saw wild gyrations in markets. The flow-driven rally during the third quarter of the year came to an abrupt end as the result of the U.S. presidential election surprised many and sparked a reversal for Asian markets. Although it remains to be seen what President Donald Trump’s trade policies will be, the protectionist rhetoric emanating from his trade team suggests that incremental growth from exports out of Asia may be challenging. Further, the financial impact has seen yield curves steepen in much of Asia. Added to this has been a political scandal in South Korea where President Park Geun-hye has been impeached for corruption, and a demonetization exercise in India that has caused some challenges to the largely cash-driven economy. Against this event-driven backdrop, global and commodity cyclicals performed far better than many stable growth companies that have done so well over recent years.

Performance Contributors and Detractors:

The largest contributor to returns for both the fourth quarter and full year came from our holdings within the information technology sector. The largest of these in the fourth quarter was VTech Holdings, the electronic learning products and telephone manufacturer that also provides contract manufacturing services. The stock rose partially on a recovery from a poor 2015, but also due to better-than-anticipated margins as it integrates rival Leapfrog as well as lowers its manufacturing costs from a decline in the renminbi. For the full year, Samsung Electronics was the largest contributor to returns as the behemoth overcame a recall of its Note7 smartphone to deliver good growth on improving memory and display divisions.

Elsewhere, a couple of our financial holdings also delivered reasonable performance during the quarter, with ARA Asset Management in Singapore being the strongest. The real estate asset manager received a privatization offer at what we believe to be a sensible valuation from a consortium that includes existing management and shareholders.

The largest detractors to performance during the quarter were our telecom holdings: China Mobile, KDDI in Japan, Globe Telecom in the Philippines and Singtel (Singapore Telecommunications). Some of this can be explained by the rise in yields that has hurt the bond proxy trade that many have held such stocks for, but some weakness has also been stock-specific. For China Mobile, the stock suffered revenue disappointment as management accelerated the removal of certain fees and for Globe Telecom, competition has continued to be intense.

The Fund’s tobacco holdings—South Korea’s KT&G and Japan Tobacco—also sputtered during the quarter as worries persist on incremental competition from alternative heated tobacco products such as Phillip Morris International’s IQOS.

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	Reimbursement was below 0.01%
4	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	17

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	-8.30%	1.34%	-1.30%	5.05%	4.75%	9.04%		9/12/94
Institutional Class (MICSX)	-8.24%	1.44%	-1.15%	5.21%	n.a.	2.75%		10/29/10
MSCI AC Asia ex Japan Index[5]	-6.25%	5.76%	0.42%	5.13%	3.99%	3.60%	[6]
Lipper Pacific Region Funds Category Average[7]	-5.11%	4.28%	0.73%	6.28%	2.87%	3.64%	[6]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016			2015
	June	December	Total	June	December	Total
Investor (MACSX)	$0.15	$0.33	$0.48	$0.21	$0.21	$0.42
Inst’l (MICSX)	$0.16	$0.34	$0.50	$0.23	$0.22	$0.45

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.45% (Investor Class) 1.59% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.43%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/16 divided by the current price of each equity as of 12/31/16. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

6	Calculated from 8/31/94.

7	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[8]
	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.1%
CapitaLand, Ltd., Cnv., 1.950%, 10/17/2023	Real Estate	Singapore	2.6%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	2.6%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	2.4%
Shine Power International, Ltd., Cnv., 0.000%, 07/28/2019	Industrials	China/Hong Kong	2.3%
Ascendas REIT	Real Estate	Singapore	2.2%
Guangdong Investment, Ltd.	Utilities	China/Hong Kong	2.1%
United Overseas Bank, Ltd.	Financials	Singapore	2.1%
China Mobile, Ltd.	Telecommunication Services	China/Hong Kong	2.1%
% OF ASSETS IN TOP TEN			24.7%

8	Holdings may combine more than one security from same issuer and related depositary receipts.

18	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During the fourth quarter, we added three new holdings: Bharti Infratel in India, Brambles in Australia and Kao in Japan. These were funded through the sales of Japanese convenience store Lawson and quick service restaurant holdings Yum! Brands and Yum China.

We believe Bharti Infratel, India’s largest telecom tower company, has an attractive growth profile through an increase in data consumption from Indian wireless users as well as the potential to further consolidate the industry. Although India is typically an expensive market, Infratel is a quality company with a net cash balance sheet that we were able to add at only 10.5x* enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization).

We also entered Brambles at a similar valuation. The company is a provider of pallet pooling services that offers scale and lower costs to members of the consumer supply chain. We believe that the company has a strong economic moat through high switching costs, and solid growth should come from network expansion as well as return on capital improvements through the disposal of previously underperforming assets.

Kao is a Japanese personal care products company that sells a range of products, including cosmetics, detergents, cleaning products and diapers, with well-known brands such as Sofina, Merries and Biore. We expect solid growth to come from its diapers and mass market toiletries as well as a turnaround in its prestige cosmetics. The company also has an impressive and long history of dividend hikes and a strong balance sheet that should support further capital distributions.

Outlook:

The volatility of recent years is unlikely to change as we look into 2017 and beyond, with the political and policy calendar still heavy. Doubtless, the policies of President Trump have the potential to alter the landscape at home and abroad. The ability to reignite “animal spirits” through tax cuts, a reduction in regulatory burdens and through infrastructure spending may be beneficial to inflation, if successful, but the protectionist element of Trump’s trade team is worrying, particularly for Asian markets. Meanwhile, in Europe, elections in France, Holland and Germany have the potential to again make Europe a disruptive catalyst. For Asia, China’s debt levels continue to rise and it is unclear just how committed the government is to true reform, particularly in light of capital outflow pressures that it is keen to limit.

This leaves us with an environment of tail risks and uncertainty where the portfolio’s mentality of mitigating risk and protecting capital in tougher time periods will hopefully be able to bear fruit for our investors. We will continue to strive to utilize this volatility to our advantage, selecting those businesses that we believe are able to deliver healthy cash flow and dividend growth despite a challenging backdrop.

*	Enterprise Value (EV/EBITDA) is a ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account—an item which other multiples like the P/E ratio do not include.

COUNTRY ALLOCATION (%)[9,10]
China/Hong Kong	34.5
Singapore	17.0
South Korea	12.1
Japan	7.7
Malaysia	5.2
Taiwan	4.9
Australia	4.3
Indonesia	2.8
United States	2.0
New Zealand	1.6
Norway	1.5
India	1.4
Vietnam	1.4
Thailand	1.4
Philippines	0.9
Cash and Other Assets, Less Liabilities	1.3

SECTOR ALLOCATION (%)[10]
Industrials	17.7
Telecommunication Services	15.2
Consumer Discretionary	15.1
Consumer Staples	13.2
Financials	10.6
Information Technology	10.0
Real Estate	7.2
Utilities	6.4
Health Care	3.3
Cash and Other Assets, Less Liabilities	1.3

MARKET CAP EXPOSURE (%)[10]
Mega Cap (over $25B)	27.5
Large Cap ($10B–$25B)	18.4
Mid Cap ($3B–10B)	36.5
Small Cap (under $3B)	16.3
Cash and Other Assets, Less Liabilities	1.3

ASSET TYPE BREAKDOWN (%)[10,11]
Common Equities and ADRs	84.1
Convertible Corporate Bonds	11.1
Preferred Equities	3.5
Cash and Other Assets, Less Liabilities	1.3

9	Not all countries where the Fund may invest are included in the benchmark index.

10	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

11	Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA	19

Matthews Asian Growth and Income Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 84.1%

	Shares	Value
CHINA/HONG KONG: 26.1%
AIA Group, Ltd.	14,184,800	$79,460,994
Guangdong Investment, Ltd.	40,648,000	53,528,407
China Mobile, Ltd. ADR	1,014,000	53,164,020
Techtronic Industries Co., Ltd.	14,665,000	52,478,373
HSBC Holdings PLC ADR	1,264,833	50,820,990
Jardine Matheson Holdings, Ltd.	909,900	50,206,255
CK Hutchison Holdings, Ltd.	4,438,672	50,105,768
VTech Holdings, Ltd.	3,691,400	49,281,441
CLP Holdings, Ltd.	4,667,200	42,802,352
Café de Coral Holdings, Ltd.	12,434,000	40,243,226
Vitasoy International Holdings, Ltd.	17,517,000	35,097,165
Pacific Textiles Holdings, Ltd.	31,906,000	34,583,141
Hang Lung Properties, Ltd.	15,220,920	32,095,584
Cheung Kong Property Holdings, Ltd.	4,400,172	26,871,827

Total China/Hong Kong		650,739,543

SINGAPORE: 14.3%
Singapore Telecommunications, Ltd.	24,329,100	61,028,014
Ascendas REIT	35,011,100	54,737,884
United Overseas Bank, Ltd.	3,796,000	53,329,623
Singapore Technologies Engineering, Ltd.	21,623,025	48,026,707
ARA Asset Management, Ltd.	36,838,667	43,324,646
SIA Engineering Co., Ltd.	15,928,900	37,015,468
ComfortDelGro Corp., Ltd.	19,003,800	32,292,642
Keppel Corp., Ltd.	6,632,300	26,396,174

Total Singapore		356,151,158

SOUTH KOREA: 8.6%
Samsung Electronics Co., Ltd.	43,412	64,610,648
Kangwon Land, Inc.	1,557,377	46,083,663
KT&G Corp.	529,674	44,307,133
GS Home Shopping, Inc.	227,544	32,343,447
KEPCO Plant Service & Engineering Co., Ltd.	634,668	28,439,812

Total South Korea		215,784,703

JAPAN: 7.7%
Japan Tobacco, Inc.	1,406,700	46,173,013
Kao Corp.	861,700	40,788,474
USS Co., Ltd.	2,519,300	40,021,040
KDDI Corp.	1,480,800	37,394,611
Transcosmos, Inc.	1,140,500	26,588,632

Total Japan		190,965,770

MALAYSIA: 5.2%
Genting Malaysia BHD	47,850,100	48,780,382
British American Tobacco Malaysia BHD	3,498,400	34,781,239
Telekom Malaysia BHD	18,277,351	24,242,140
Axiata Group BHD	20,979,223	22,041,162

Total Malaysia		129,844,923

	Shares	Value
TAIWAN: 4.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	11,282,187	$63,194,417
Chunghwa Telecom Co., Ltd. ADR	1,422,425	44,877,509
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	477,024	13,714,440

Total Taiwan		121,786,366

AUSTRALIA: 4.3%
Brambles, Ltd.	4,238,855	37,827,985
Insurance Australia Group, Ltd.	8,369,365	36,091,552
CSL, Ltd.	448,874	32,462,572

Total Australia		106,382,109

INDONESIA: 2.8%
PT Telekomunikasi Indonesia Persero ADR	1,435,400	41,856,264
PT Perusahaan Gas Negara Persero	139,319,300	27,793,314

Total Indonesia		69,649,578

UNITED STATES: 2.0%
ResMed, Inc.	809,400	50,223,270

Total United States		50,223,270

NEW ZEALAND: 1.6%
SKYCITY Entertainment Group, Ltd.	14,846,223	40,507,614

Total New Zealand		40,507,614

NORWAY: 1.5%
Telenor ASA	2,542,183	37,946,444

Total Norway		37,946,444

INDIA: 1.4%
Bharti Infratel, Ltd.	6,917,467	34,958,369

Total India		34,958,369

VIETNAM: 1.4%
Vietnam Dairy Products JSC	6,294,291	34,658,289

Total Vietnam		34,658,289

THAILAND: 1.4%
Glow Energy Public Co., Ltd.	15,554,000	34,263,076

Total Thailand		34,263,076

PHILIPPINES: 0.9%
Globe Telecom, Inc.	742,500	22,516,322

Total Philippines		22,516,322

Total COMMON EQUITIES:		2,096,377,534

(Cost $2,086,053,859)

20	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

December 31, 2016

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS: 11.1%	PREFERRED EQUITIES: 3.5%

	Face Amount*	Value
CHINA/HONG KONG: 8.4%
Shine Power International, Ltd., Cnv.
0.000%, 07/28/19	HKD 446,000,000	$57,227,416
Johnson Electric Holdings, Ltd., Cnv.
1.000%, 04/02/21	49,750,000	52,473,813
Hengan International Group Co., Ltd., Cnv.
0.000%, 06/27/18	HKD 339,000,000	46,011,671
ASM Pacific Technology, Ltd., Cnv.
2.000%, 03/28/19	HKD 236,000,000	33,081,694
Haitian International Holdings, Ltd., Cnv.
2.000%, 02/13/19	21,500,000	21,473,125

Total China/Hong Kong		210,267,719

SINGAPORE: 2.7%
CapitaLand, Ltd., Cnv. 1.950%, 10/17/23	SGD 96,500,000	65,903,739

Total Singapore		65,903,739

TOTAL CONVERTIBLE CORPORATE BONDS		276,171,458

(Cost $288,142,421)

	Shares	Value
SOUTH KOREA: 3.5%
LG Household & Health Care, Ltd., Pfd.	99,637	$46,404,035
Hyundai Motor Co., Ltd., Pfd.	355,983	28,169,483
Hyundai Motor Co., Ltd., 2nd Pfd.	166,730	13,692,285

Total South Korea		88,265,803

TOTAL PREFERRED EQUITIES		88,265,803

(Cost $33,679,730)

TOTAL INVESTMENTS: 98.7%		2,460,814,795
(Cost $2,407,876,010b)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.3%		33,426,637

NET ASSETS: 100.0%		$2,494,241,432

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Cost for federal income tax purposes is $2,436,197,313 and net unrealized appreciation consists of:

Gross unrealized appreciation	$308,704,693
Gross unrealized depreciation	(284,087,211)

Net unrealized appreciation	$24,617,482

*	All values are in USD unless otherwise noted.

ADR	American Depositary Receipt

BHD	Berhad

Cnv.	Convertible

HKD	Hong Kong Dollar

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	21

PORTFOLIO MANAGERS
Yu Zhang, CFA	Robert Horrocks, PhD
Lead Manager	Lead Manager
Vivek Tanneeru
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$15.52	$15.52
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.06%	0.94%
After Fee Waiver and Reimbursement[2]	1.06%*	0.93%
Portfolio Statistics
Total # of Positions		64
Net Assets		$4.7 billion
Weighted Average Market Cap		$42.0 billion
Portfolio Turnover[3]		39.21%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asia Dividend Fund returned 4.13% (Investor Class) and 4.33% (Institutional Class) while its benchmark, the MSCI All Country Asia Pacific Index, returned 5.21%. For the fourth quarter of the year, the Fund declined –7.29% (Investor Class) and –7.21% (Institutional Class) versus –2.98% for the Index.

The Fund began 2016 with a share price of US$15.36 for the Investor Class and US$15.35 for the Institutional Class, and shareholders who were invested throughout the year would have received total distributions of approximately 49 cents (Investor Class) or 51 cents (Institutional Class) per share. At year end, the Fund had distributed in excess of earnings and a portion of the distribution was required to be reclassified as a return of capital. The return of capital was approximately 9 cents per share.

Market Environment:

2016 was a challenging year for Asian equities. To start the year, concerns related to China’s financial leverage and capital outflows triggered a sharp equity market sell-off in the region. While China managed to ease worries of a full-blown crisis by tightening its capital controls and clamping down on off-balance-sheet lending, concerns related to its debt burden and currency stability persisted. On the other hand, despite a muted demand outlook, commodity prices staged a strong recovery, partially helped by an ease in the supply glut.

Deep-cyclical stocks, such as energy and materials, started to rally, while defensive and quality/growth stocks underperformed. This style rotation within Asia became more pronounced following the U.S. presidential election in November. Cyclical and value stocks extended their outperformance, as investors concluded that cyclical stocks were best-positioned to benefit from the potentially reflationary policies in the U.S. and an acceleration in the inflation and growth outlook. Meanwhile, the rising interest rate environment hurt safe-haven assets, such as bonds and bond-proxy defensive stocks.

Performance Contributors and Detractors:

The Fund outperformed the broad markets during a volatile first half of the year, benefiting from its overweight in defensive sectors, such as consumer staples and telecommunications. However, this later reversed as defensive stocks started to underperform. We had already been reducing exposure to selective defensive stocks throughout the year, mostly on valuation concerns, while increasing exposure to cyclical “dividend growers.” However, the severity of the style rotation still proved to be greater than we anticipated.

On a sector basis, consumer discretionary stocks such as Minth Group and Fuyao Glass were the largest contributors to Fund performance for the year. The Chinese auto parts companies executed their business plans effectively, and the market rewarded them with solid share price performance. On the other hand, the Fund’s utilities holdings such as China Power International Development and China Gas Holdings were the largest detractors. Regulatory risk related to tariff-setting was a shared risk factor for individual utilities businesses and led to weak share price performance for the year.

On a country basis, Indonesia and Singapore were among the top contributors to performance. Telekomunikasi Indonesia, the country’s largest telecom carrier,

(continued)

*	Reimbursement was below 0.01%
1	Actual 2016 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

22	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	-7.29%	4.13%	2.54%	7.85%	7.60%	8.28%		10/31/06
Institutional Class (MIPIX)	-7.21%	4.33%	2.67%	7.98%	n.a.	5.12%		10/29/10
MSCI AC Asia Pacific Index[4]	-2.98%	5.21%	1.23%	6.38%	2.29%	2.88%	[5]
Lipper Pacific Region Funds Category Average[6]	-5.11%	4.28%	0.73%	6.28%	2.87%	3.57%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016					2015
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.01	$0.19	$0.06	$0.04	$0.29	$0.02	$0.18	$0.03	$0.04	$0.27
Inst’l (MIPIX)	$0.02	$0.19	$0.07	$0.05	$0.32	$0.02	$0.19	$0.04	$0.04	$0.29

Totals may differ by $0.01 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

1.56% (Investor Class) 1.67% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.03%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/16 divided by the current price of each equity as of 12/31/16. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

5	Calculated from 10/31/06.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[7]
	Sector	Country	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	3.8%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.6%
ITOCHU Corp.	Industrials	Japan	3.4%
HSBC Holdings PLC	Financials	China/Hong Kong	3.2%
Mitsubishi UFJ Financial Group, Inc.	Financials	Japan	3.2%
Sumitomo Mitsui Financial Group, Inc.	Financials	Japan	3.2%
LG Chem, Ltd., Pfd.	Materials	South Korea	2.9%
United Overseas Bank, Ltd.	Financials	Singapore	2.6%
Sands China, Ltd.	Consumer Discretionary	China/Hong Kong	2.5%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	2.3%
% OF ASSETS IN TOP TEN			30.7%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	23

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	31.6
Japan	31.6
South Korea	10.0
Singapore	5.7
Taiwan	4.7
India	3.7
Indonesia	3.6
Thailand	1.6
Luxembourg	1.5
Australia	1.4
Vietnam	1.4
Philippines	0.9
Cash and Other Assets, Less Liabilities	2.3

SECTOR ALLOCATION (%)[9]
Consumer Staples	22.2
Financials	20.1
Consumer Discretionary	17.2
Industrials	12.0
Telecommunication Services	7.9
Information Technology	6.0
Materials	3.1
Health Care	3.0
Utilities	2.3
Real Estate	2.2
Energy	1.7
Cash and Other Assets, Less Liabilities	2.3

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	32.5
Large Cap ($10B–$25B)	22.0
Mid Cap ($3B–10B)	27.9
Small Cap (under $3B)	15.4
Cash and Other Assets, Less Liabilities	2.3

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

continued to reap the benefits from its dominant market position. The shares of United Tractors, a mining and construction machinery distributor, also had a strong rebound along with the rally in commodity prices. The Fund’s two holdings in Singapore, Super Group and ARA Asset Management, each received a privatization offer during the fourth quarter, and their share prices reacted positively. South Korea, on the other hand, was the biggest detractor to performance, mostly dragged down by our holding in the preferred shares of LG Chemical. Despite the short-term uncertainty related to LG Chem’s electric vehicle battery business due to China’s protectionist policies, we continue to believe the market is being overly pessimistic regarding the company’s prospects. As LG Chem’s mainstay petrochemical business remains intact, we believe the valuation on the stock remains attractive.

Notable Portfolio Changes:

During the fourth quarter, we increased our weighting in the financial sector. We initiated a new position in Mitsubishi UFJ Financial Group, a Japanese mega-bank, and re-instated a position in HSBC Holdings, whose global banking business has significant exposure to Asia. In response to a steepening yield curve as U.S. interest rates rise, we believe Asian bank profitability may also start to normalize, especially for banks like HSBC that have significant loan exposures to U.S. dollar-pegged markets such as Hong Kong.

Turning to Japan, rising U.S. interest rates have widened the yield differential between the U.S. and Japan, effectively reducing the need for the Bank of Japan to further pursue its negative interest rate policy, a significant overhang on Japanese banks. For dividend investors, the prospect of improving fundamentals in a reflationary environment we believe may also bode well for the sustainability of dividends paid by the large banks. Despite the run-up in bank share prices during the last quarter, current valuations have just started to recover from multi-year lows.

We exited several holdings during the last quarter of 2016, including Telekomunikasi Indonesia and Qualcomm, due to valuation considerations, as well as Bridgestone and Super Group. While Bridgestone was a net beneficiary of a weakening Japanese yen, we became increasingly concerned that its profit margin may be under increasing pressure with rising input costs and a peak in tire demand in markets like the U.S.

Outlook:

We believe the biggest uncertainty facing Asia today is future U.S. relations with major Asian economies, particularly China. Whether the incoming Trump administration adopts a pragmatic approach in dealing with China on key issues, like trade and the “One China” policy, may have significant consequences for U.S.-China relations. Within Asia, early signs of inflation have emerged in economies like China. Whether this nascent inflationary force is sustainable and leads to a recovery in business activity and earnings also warrants close monitoring. As dividend investors, we have witnessed improving corporate governance practices in markets like Japan that now favor better shareholder returns via dividend hikes and share buybacks. We believe Asian equities today continue to provide attractive dividend yields and dividend growth prospects.

24	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

December 31, 2016

Consolidated Schedule of Investmentsa

COMMON EQUITIES: 92.5%

	Shares	Value
CHINA/HONG KONG: 31.6%
Minth Group, Ltd.†	57,963,000	$179,973,467
Shenzhou International Group Holdings, Ltd.	26,423,000	166,588,491
Sands China, Ltd.	27,533,600	118,784,744
HSBC Holdings PLC	14,318,000	114,490,282
China Construction Bank Corp. H Shares	131,449,000	100,667,643
Kweichow Moutai Co., Ltd. A Shares	1,881,492	90,078,498
China Mobile, Ltd. ADR	1,509,825	79,160,125
Fuyao Glass Industry Group Co., Ltd. H Shares*	21,248,000	65,629,207
PICC Property & Casualty Co., Ltd. H Shares	42,366,000	65,526,300
China Gas Holdings, Ltd.	47,510,000	64,338,490
Yuexiu Transport Infrastructure, Ltd.†	100,968,000	63,070,437
AIA Group, Ltd.	10,507,400	58,860,784
Far East Horizon, Ltd.	67,294,000	57,470,291
Café de Coral Holdings, Ltd.	17,330,000	56,089,360
HKBN, Ltd.	45,415,623	49,767,077
Henan Shuanghui Investment & Development Co., Ltd. A Shares	13,214,900	39,753,116
Jiangsu Expressway Co., Ltd. H Shares	28,436,000	35,851,648
HSBC Holdings PLC ADR	855,800	34,386,044
Red Star Macalline Group Corp., Ltd. H Shares*	26,135,600	26,932,337
Greatview Aseptic Packaging Co., Ltd.	21,913,000	11,201,433

Total China/Hong Kong		1,478,619,774

JAPAN: 31.6%
ITOCHU Corp.	12,153,800	160,925,594
Mitsubishi UFJ Financial Group, Inc.	24,133,900	148,841,592
Sumitomo Mitsui Financial Group, Inc.	3,899,900	148,519,789
Japan Tobacco, Inc.	3,123,500	102,524,636
Hoya Corp.	2,433,800	102,047,829
Pigeon Corp.	3,316,400	84,562,093
Seven & I Holdings Co., Ltd.	2,162,900	82,253,297
Skylark Co., Ltd.	6,228,800	82,140,431
MISUMI Group, Inc.	4,617,000	75,842,133
NTT DoCoMo, Inc.	3,217,300	73,178,376
Suntory Beverage & Food, Ltd.	1,764,100	73,071,876
Kao Corp.	1,472,800	69,714,825
Mitsubishi Pencil Co., Ltd.	1,314,200	68,999,724
Seven Bank, Ltd.	23,009,400	65,792,513
Kyushu Railway Co.[b]	2,142,300	56,089,309
Toyo Suisan Kaisha, Ltd.	1,371,000	49,601,880
Anritsu Corp.	6,321,500	34,000,023

Total Japan		1,478,105,920

SINGAPORE: 5.7%
United Overseas Bank, Ltd.	8,576,000	120,483,363
Singapore Technologies Engineering, Ltd.	28,460,000	63,212,251
CapitaLand Retail China Trust, REIT	43,232,400	40,946,953
Ascendas India Trust†	53,470,700	37,388,446
ARA Asset Management, Ltd.	4,119,787	4,845,135

Total Singapore		266,876,148

	Shares	Value
SOUTH KOREA: 4.8%
BGF Retail Co., Ltd.	1,531,424	$103,679,570
KT&G Corp.	978,858	81,881,293
Samsung Electronics Co., Ltd.	27,949	41,596,862

Total South Korea		227,157,725

TAIWAN: 4.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,027,940	87,053,275
Chunghwa Telecom Co., Ltd. ADR	2,597,501	81,951,157
St. Shine Optical Co., Ltd.	1,965,000	37,510,646
Taiwan Semiconductor Manufacturing Co., Ltd.	2,336,469	13,087,161

Total Taiwan		219,602,239

INDIA: 3.7%
ITC, Ltd.	20,701,500	73,532,275
Bharti Infratel, Ltd.	8,613,387	43,528,933
Gujarat Pipavav Port, Ltd.	19,472,900	37,584,839
Bharat Financial Inclusion, Ltd.[b]	1,177,441	10,140,862
Shriram City Union Finance, Ltd.	348,532	9,295,867

Total India		174,082,776

INDONESIA: 3.6%
PT United Tractors	51,000,100	80,238,216
PT Hanjaya Mandala Sampoerna	167,508,600	47,515,902
PT Cikarang Listrindo*	443,866,500	42,205,530

Total Indonesia		169,959,648

THAILAND: 1.6%
Thai Beverage Public Co., Ltd.	129,456,900	75,848,343

Total Thailand		75,848,343

LUXEMBOURG: 1.5%
L’Occitane International SA	36,976,500	70,000,003

Total Luxembourg		70,000,003

AUSTRALIA: 1.4%
Breville Group, Ltd.†	10,644,019	66,424,770

Total Australia		66,424,770

VIETNAM: 1.4%
Vietnam Dairy Products JSC	11,887,938	65,458,618

Total Vietnam		65,458,618

PHILIPPINES: 0.9%
Globe Telecom, Inc.	1,447,730	43,902,431

Total Philippines		43,902,431

TOTAL COMMON EQUITIES:		4,336,038,395

(Cost $3,844,625,542)

matthewsasia.com | 800.789.ASIA	25

Matthews Asia Dividend Fund

December 31, 2016

Consolidated Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 5.2%

	Shares	Value
SOUTH KOREA: 5.2%
LG Chem, Ltd., Pfd.	909,328	$134,859,269
Samsung Electronics Co., Ltd., Pfd.	90,196	106,795,311

Total South Korea		241,654,580

TOTAL PREFERRED EQUITIES		241,654,580

(Cost $195,924,172)

TOTAL INVESTMENTS: 97.7%		4,577,692,975
(Cost $4,040,549,714c)

CASH AND OTHER ASSETS, LESS LIABILITIES : 2.3%		107,193,984

NET ASSETS: 100.0%		$4,684,886,959

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $134,767,074, which is 2.88% of net assets.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $4,051,205,166 and net unrealized appreciation consists of:

Gross unrealized appreciation	$732,409,040
Gross unrealized depreciation	(205,921,231)

Net unrealized appreciation	$526,487,809

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

26	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Yu Zhang, CFA
Lead Manager
Sherwood Zhang, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$14.09	$14.09
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.22%	1.06%
Portfolio Statistics
Total # of Positions		45
Net Assets		$188.2 million
Weighted Average Market Cap		$40.3 billion
Portfolio Turnover[2]		72.96%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews China Dividend Fund returned 5.70% (Investor Class) and 5.90% (Institutional Class) while its benchmark, the MSCI China Index, returned 1.11%. For the fourth quarter of the year, the Fund declined –4.51% (Investor Class) and –4.44% (Institutional Class) versus –7.07% for the Index.

The Fund began 2016 with a share price of US$13.79 for both the Investor and Institutional Classes, and shareholders who were invested throughout the year would have received total distributions of approximately 48 cents (Investor Class) or 50 cents (Institutional Class) per share.

Market Environment:

2016 was another challenging year for Chinese equities. Concerns related to China’s financial leverage and capital outflows triggered a sharp sell-off in equity markets at the beginning of the year. While China managed to ease worries of a full-blown crisis by tightening its capital account and clamping down off-balance-sheet lending, concerns related to its debt burden and currency stability persisted. On the other hand, despite a muted demand outlook, commodity prices staged a strong recovery, partially helped by an ease in the supply glut. While China started to report improving macroeconomic data, Chinese equities pulled back significantly during the fourth quarter, as the sustainability of the recovery was put into question following Donald Trump’s victory in the U.S. presidential election. Market participants became concerned that much of Trump’s campaign rhetoric may become a reality.

Performance Contributors and Detractors:

In 2016, the Fund’s security selection contributed significantly to the Fund’s outperformance relative to its benchmark. China Maple Leaf Education System was the top performance contributor in 2016. However, due to a new law regulating privately-run schools in China, we believe part of its operation may be challenged under this regulation. Thus we exited the position, and will wait for more clarity on the regulatory environment. Minth Group, China’s leading auto component supplier, was the second largest performance contributor for the year. We are aware that Minth’s overseas operation, especially in countries like Mexico, could face a challenging environment if trade tensions rise with the incoming U.S. administration. At this stage, we take comfort in the fact that it is a small part of Minth’s overall business, and Mexico exports autos not only to the U.S. but also to Europe and Latin America. Finally, oil service company Hilong Holding was the third largest performance contributor, as cyclicals rallied strongly during the fourth quarter. We were rewarded by our patience, as Hilong was the top performance detractor in 2015.

On the flip side, Shanghai Mechanical & Electrical Industry, an elevator maker, was the largest performance detractor for the Fund in 2016. Its business was negatively impacted by a slowdown in building starts in China, and the company has yet to establish itself in the more stable, elevator maintenance business. China Power International Development was also among the largest performance detractors, as electricity reforms in China might hurt the independent power producer’s electricity generation business. We exited both positions during the year.

Notable Portfolio Changes:

During the fourth quarter, we increased our allocation in the health care sector by adding two new names, Shandong Weigao Group Medical Polymer, China’s leading medical device producer and supplier, and China National Accord Medicines,

(continued)

1	Actual 2016 expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	27

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Year	5 Year	Since Inception		Inception Date
Investor Class (MCDFX)	-4.51%	5.70%	5.34%	11.11%	8.71%		11/30/09
Institutional Class (MICDX)	-4.44%	5.90%	5.51%	11.31%	7.05%		10/29/10
MSCI China Index[3]	-7.07%	1.11%	0.37%	5.29%	1.54%	[4]
Lipper China Region Funds Category Average[5]	-7.21%	-2.33%	-0.67%	5.36%	2.38%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2016			2015
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.21	$0.07	$0.28	$0.27	$0.01	$0.28
Inst’l (MICDX)	$0.22	$0.08	$0.30	$0.28	$0.03	$0.30

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.11% (Investor Class) 1.26% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/16, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.68%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/16 divided by the current price of each equity as of 12/31/16. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

4	Calculated from 11/30/09.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	5.1%
HSBC Holdings PLC	Financials	4.0%
PICC Property & Casualty Co., Ltd.	Financials	3.2%
HKBN, Ltd.	Telecommunication Services	3.2%
China Construction Bank Corp.	Financials	3.2%
China Mobile, Ltd.	Telecommunication Services	3.0%
SITC International Holdings Co., Ltd.	Industrials	2.7%
Red Star Macalline Group Corp., Ltd.	Real Estate	2.6%
Guangdong Provincial Expressway Development Co., Ltd.	Industrials	2.6%
Guangshen Railway Co., Ltd.	Industrials	2.6%
% OF ASSETS IN TOP TEN		32.2%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

28	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

an operator of a national pharmaceutical retail chain. As industry leaders, we believe both companies will continue to benefit from strong growth in China’s health care industry in the coming years. We also reinstated HSBC Holdings, a previous holding in the Fund whose global banking business has significant exposure to Hong Kong and China. In response to a steepening yield curve as U.S. interest rates rise, Asian banks’ profitability may also start to normalize, especially for banks like HSBC that have significant loan exposures to U.S. dollar-pegged markets such as Hong Kong.

We exited our position in China Merchants Bank during the quarter. Although we believe the bank is the best managed among the large Chinese banks, its premium valuation and the regulators’ heightened scrutiny on the bank’s wealth management products makes us cautious in the near term.

Outlook:

We believe the biggest uncertainty facing China today is future relations with its largest trading partner, the U.S. Whether the incoming Trump administration adopts a pragmatic approach in dealing with China on key issues like trade and the “One China” policy may have significant consequences for U.S.-China relations. However, we believe China is not an economy that is dependent on exports for growth. In addition, a trade war between China and the U.S. may force the Chinese government to take some tough reform measures to improve the structure of its economy, which could lead to long-term economic gains.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	88.3
Taiwan	4.3
Singapore	3.3
Cash and Other Assets, Less Liabilities	4.1

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	17.2
Industrials	15.5
Financials	14.9
Information Technology	13.4
Telecommunication Services	8.7
Consumer Staples	7.2
Health Care	6.3
Materials	4.3
Real Estate	4.2
Energy	2.2
Utilities	2.0
Cash and Other Assets, Less Liabilities	4.1

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	22.8
Large Cap ($10B–$25B)	3.2
Mid Cap ($3B–10B)	34.8
Small Cap (under $3B)	35.0
Cash and Other Assets, Less Liabilities	4.1

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	29

Matthews China Dividend Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 95.9%

	Shares	Value
CONSUMER DISCRETIONARY: 17.2%
Auto Components: 8.4%
Fuyao Glass Industry Group Co., Ltd. A Shares	1,816,080	$4,859,089
Minth Group, Ltd.	1,558,000	4,837,546
Xingda International Holdings, Ltd. H Shares	7,256,000	3,270,540
Weifu High-Technology Group Co., Ltd. B Shares	1,213,775	2,884,968

		15,852,143

Textiles, Apparel & Luxury Goods: 3.8%
Shenzhou International Group Holdings, Ltd.	627,000	3,953,033
Heilan Home Co., Ltd. A Shares	2,041,837	3,154,981

		7,108,014

Hotels, Restaurants & Leisure: 3.0%
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares	10,898,000	2,868,620
Café de Coral Holdings, Ltd.	874,000	2,828,742

		5,697,362

Specialty Retail: 2.0%
Chow Tai Fook Jewellery Group, Ltd.	4,919,000	3,753,271

Total Consumer Discretionary		32,410,790

INDUSTRIALS: 15.5%
Transportation Infrastructure: 5.1%
Guangdong Provincial Expressway Development Co., Ltd. B Shares	7,861,881	4,953,265
Qingdao Port International Co., Ltd. H Shares*	9,997,000	4,741,007

		9,694,272

Marine: 2.7%
SITC International Holdings Co., Ltd.	8,403,000	5,098,310

Road & Rail: 2.6%
Guangshen Railway Co., Ltd. H Shares	7,478,000	4,500,401
Guangshen Railway Co., Ltd. ADR	14,400	435,168

		4,935,569

Air Freight & Logistics: 2.0%
Sinotrans, Ltd. H Shares	8,377,000	3,723,809

Construction & Engineering: 1.8%
China Machinery Engineering Corp. H Shares	5,454,000	3,449,412

Commercial Services & Supplies: 1.1%
Greentown Service Group Co., Ltd.[b]	5,926,000	2,000,579

Professional Services: 0.2%
Sporton International, Inc.	68,000	359,738

Total Industrials		29,261,689

FINANCIALS: 14.9%
Banks: 7.1%
HSBC Holdings PLC	934,800	7,474,893
China Construction Bank Corp. H Shares	7,845,000	6,007,940

		13,482,833

Insurance: 5.2%
PICC Property & Casualty Co., Ltd. H Shares	3,918,000	6,059,860
AIA Group, Ltd.	655,400	3,671,447

		9,731,307

Capital Markets: 2.6%
China Everbright, Ltd.	2,556,000	4,841,016

Total Financials		28,055,156

	Shares	Value
INFORMATION TECHNOLOGY: 13.4%
Internet Software & Services: 7.0%
Tencent Holdings, Ltd.	392,000	$9,504,869
NetEase, Inc. ADR	16,900	3,639,246

		13,144,115

Semiconductors & Semiconductor Equipment: 1.9%
Qualcomm, Inc.	55,700	3,631,640

Software: 1.8%
IGG, Inc.	4,899,000	3,282,343

Communications Equipment: 1.4%
Sercomm Corp.	1,106,000	2,632,943

Electronic Equipment, Instruments & Components: 1.3%
Aurora Corp.	1,473,000	2,442,503

Total Information Technology		25,133,544

TELECOMMUNICATION SERVICES: 8.7%
Diversified Telecommunication Services: 5.7%
HKBN, Ltd.[b]	5,526,457	6,055,969
CITIC Telecom International Holdings, Ltd.	15,887,000	4,759,435

		10,815,404

Wireless Telecommunication Services: 3.0%
China Mobile, Ltd. ADR	106,630	5,590,611

Total Telecommunication Services		16,406,015

CONSUMER STAPLES: 7.2%
Food Products: 3.9%
Henan Shuanghui Investment & Development Co., Ltd. A Shares	1,263,196	3,799,951
Dali Foods Group Co., Ltd.*	6,647,000	3,507,490

		7,307,441

Beverages: 1.8%
Kweichow Moutai Co., Ltd. A Shares	72,198	3,456,559

Food & Staples Retailing: 1.5%
Taiwan FamilyMart Co., Ltd.	431,000	2,725,795

Total Consumer Staples		13,489,795

HEALTH CARE: 6.3%
Pharmaceuticals: 2.2%
China Medical System Holdings, Ltd.	2,691,000	4,248,507

Health Care Equipment & Supplies: 2.2%
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	6,200,000	4,129,200

Health Care Providers & Services: 1.9%
China National Accord Medicines Corp., Ltd. B Shares	587,358	3,515,056

Total Health Care		11,892,763

MATERIALS: 4.3%
Paper & Forest Products: 2.3%
Lee & Man Paper Manufacturing, Ltd.	5,721,000	4,411,386

Containers & Packaging: 2.0%
Greatview Aseptic Packaging Co., Ltd.	7,335,000	3,749,487

Total Materials		8,160,873

30	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

December 31, 2016

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
REAL ESTATE: 4.2%
Real Estate Management & Development: 2.7%
Red Star Macalline Group Corp., Ltd. H Shares*	4,813,000	$4,959,723

Equity REITs: 1.5%
CapitaLand Retail China Trust, REIT	3,017,200	2,857,698

Total Real Estate		7,817,421

ENERGY: 2.2%
Energy Equipment & Services: 2.2%
Hilong Holding, Ltd.	14,121,000	4,071,142

Total Energy		4,071,142

UTILITIES: 2.0%
Gas Utilities: 2.0%
China Gas Holdings, Ltd.	2,766,000	3,745,743

Total Utilities		3,745,743

TOTAL INVESTMENTS: 95.9%		180,444,931
(Cost $177,016,605c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.1%		7,712,228

NET ASSETS: 100.0%		$188,157,159

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $13,208,220, which is 7.02% of net assets.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $177,094,921 and net unrealized appreciation consists of:

Gross unrealized appreciation	$15,624,676
Gross unrealized depreciation	(12,274,666)

Net unrealized appreciation	$3,350,010

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	31

PORTFOLIO MANAGERS
Beini Zhou, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAVRX	MAVAX
CUSIP	577130693	577130685
Inception	11/30/15	11/30/15
NAV	$9.96	$9.85
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	11.48%	11.26%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		47
Net Assets		$2.7 million
Weighted Average Market Cap		$26.1 billion
Portfolio Turnover[3]		19.60%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of companies located in Asia. The Fund seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors.

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asia Value Fund returned 7.43% (Investor Class) and 7.72% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 5.76%. For the fourth quarter, the Fund declined –2.20% (Investor Class) and –2.04% (Institutional Class) versus –6.25% for the Index.

Market Environment:

Trump! One name pretty much summarizes what impacted the last quarter of 2016. The surprise win by Donald Trump also capped one of the most eventful and dramatic years in recent memory. We don’t yet know how historians will judge 2016, but years down the road they may look back at the year marked by Brexit and Trump as a watershed period in modern history. An event that may have been overshadowed during the quarter, but that was nonetheless impactful, was the U.S. Federal Reserve’s resumption of interest rate hikes. The U.S. dollar strengthened substantially against Asian currencies and the U.S. yield curve steepened late in the year due to expectations over an impending reflation of the U.S. economy. U.S. stocks surged post-election and posted solid double-digit returns for the full year while Asian emerging markets sold off and ended the year with mid-single digit increases following a significant rally in the prior quarter.

Performance Contributors and Detractors:

Toward the end of 2016, Asia’s markets experienced a style rotation away from growth stocks and toward value-oriented stocks. As a result, emerging market cyclicals, including commodities, mining and energy, did well. But the Fund’s outperformance versus its benchmark, particularly during the fourth quarter, can be credited to good individual stock selection as opposed to merely a rotation shift. The portfolio held virtually no exposure to the cyclical and commodity areas most commonly associated with the “value” label. While we don’t avoid these types of holdings, during 2016, we didn’t find many opportunities that met our criteria for long-term attractiveness.

Among the contributors to performance during the year was ARA Asset Management, a Singapore-listed real estate asset management company. The firm announced a management buyout in November, with a bid price that represents nearly a 30% premium over its one-month volume-weighted average share price. We believe the bid still substantially undervalues such a well-run fee-generating asset management franchise. Kweichow Moutai, China’s largest local liquor company, continued to see good share price performance in the fourth quarter. Wholesale and retail pricing for its products has been pushed higher recently, ahead of the upcoming busy Chinese New Year. And although the firm’s share price is no longer cheap, we did not trim the position during the fourth quarter as we believe this is a rare consumer franchise positioned at the premium end, and poised for solid growth over the long run.

In terms of detractors, Hyundai Greenfood, one of South Korea’s biggest food caterers and distributors, announced disappointing third quarter numbers. We continue to believe its core food catering and distribution business will enjoy moderate if not fast growth over the long term.

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

32	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MAVRX)	-2.20%	7.43%	5.50%	11/30/15
Institutional Class (MAVAX)	-2.04%	7.72%	5.82%	11/30/15
MSCI AC Asia ex Japan Index[4]	-6.25%	5.76%	4.89%
Lipper Pacific Region Funds Category Average[5]	-5.11%	4.28%	4.44%
Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	5.3%
Shandong Weigao Group Medical Polymer Co., Ltd.	Health Care	China/Hong Kong	4.6%
YAMADA Consulting Group Co., Ltd.	Industrials	Japan	3.5%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	3.1%
Kweichow Moutai Co., Ltd.	Consumer Staples	China/Hong Kong	3.0%
DGB Financial Group, Inc.	Financials	South Korea	3.0%
Hyundai Greenfood Co., Ltd.	Consumer Staples	South Korea	3.0%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	2.9%
Shinyoung Securities Co., Ltd.	Financials	South Korea	2.8%
Kwangju Bank	Financials	South Korea	2.7%
% OF ASSETS IN TOP TEN			33.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	33

COUNTRY ALLOCATION (%)[7,8]
South Korea	30.6
China/Hong Kong	24.2
Japan	6.2
Singapore	6.2
Taiwan	5.6
Malaysia	4.0
United States	3.1
Switzerland	1.6
Israel	0.8
Thailand	0.6
United Kingdom	0.4
Cash and Other Assets, Less Liabilities	16.7

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	18.7
Information Technology	15.1
Financials	13.8
Industrials	13.2
Consumer Staples	9.6
Health Care	7.4
Materials	5.5
Cash and Other Assets, Less Liabilities	16.7

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	21.1
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	11.4
Small Cap (under $3B)	50.7
Cash and Other Assets, Less Liabilities	16.7

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited) (continued)

MPHB Capital, a Malaysia-listed property and casualty insurance company that also operates a property land bank, also saw its share price perform poorly during the fourth quarter of the year. The negative market sentiment may have resulted from concerns that the previously anticipated plans of a major shareholder—to increase its stake and take over its insurance business—would fall through after a change in that shareholder’s leadership. We took advantage of the attractive valuations of both Hyundai Greenfood and MPHB Capital during the fourth quarter, and added to our positions.

Notable Portfolio Changes:

While we largely remained on the sidelines during the third quarter market rally in terms of portfolio adjustments, we became busier during the market sell-off in the fourth quarter, and initiated positions in a handful of names. We initiated a position in China’s dominant search engine firm Baidu during the sell-off of its U.S.-listed shares that occurred shortly after the U.S. elections. We were able to take advantage of attractive valuations for what we consider to be a solid Asia franchise. We also initiated a position in Grand Korea Leisure, a state-owned casino that caters to foreigners in Korea. In recent years, an increasing portion of the firm’s customers has come from China. When we initiated the position—at less than 8x price-to-earnings*, excluding cash—we believed the market had discounted the share price on fears that Chinese tourism to Korea would decline given political tensions between the two countries.

During the fourth quarter, we exited Broadleaf, a Japanese firm that sells enterprise resource planning software systems to independent car repair shops. While the holding had contributed to Fund performance during the year, we sold the position following concerns about Broadleaf’s upcoming business model transition to a cloud-based one.

Outlook:

A Trump White House continues to present much uncertainty over implications for many things including trade, taxes and foreign policy. The only certainty may in fact be the uncertainty of a very different kind of president and administration.

Given Trump’s anti-trade Cabinet picks, and recent interest rate increases in the U.S., the market seems to be anticipating a negative impact to Asia’s emerging markets. Macroeconomic and policy discussions or even pontifications abound in the market. Thus, this is a good time to remind shareholders that we rarely focus on such macro or top-down asset allocation issues. Our value strategy, instead, emphasizes an old-fashioned Graham-and-Dodd style business of picking attractively priced individual stocks, regardless of macro noise. In fact, we embrace uncertainty and look forward to the ability to take advantage of market dislocations that typically accompany uncertainty. We anticipate, almost eagerly, plenty of this uncertainty in the coming year. With double-digit levels of cash remaining in the portfolio, our guns are fully loaded and we’re ready to seize opportunities as we uncover them. We firmly believe that the entry price we pay and the quality of the businesses and the management teams we select, more than anything else, can determine our success over the long term.

*	Price-to-Earnings (P/E) Ratio: Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings.

34	MATTHEWS ASIA FUNDS

Matthews Asia Value Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 73.4%

	Shares	Value
CHINA/HONG KONG: 24.2%
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	188,000	$125,208
CK Hutchison Holdings, Ltd.	7,500	84,663
Kweichow Moutai Co., Ltd. A Shares	1,700	81,389
Qualcomm, Inc.	1,100	71,720
Clear Media, Ltd.	72,000	69,637
Baidu, Inc. ADR[b]	300	49,323
Goldlion Holdings, Ltd.	105,000	41,028
Pico Far East Holdings, Ltd.	132,000	40,430
Greatview Aseptic Packaging Co., Ltd.	78,000	39,872
Fairwood Holdings, Ltd.	9,000	32,794
Future Bright Holdings, Ltd.	168,000	17,683

Total China/Hong Kong		653,747

SOUTH KOREA: 20.7%
DGB Financial Group, Inc.	9,974	80,593
Hyundai Greenfood Co., Ltd.	6,324	80,508
Shinyoung Securities Co., Ltd.	1,856	76,803
Kwangju Bank	8,183	73,093
Kukbo Design Co., Ltd.	4,153	59,154
Kangnam Jevisco Co., Ltd.	1,565	46,791
POSCO Chemtech Co., Ltd.	4,309	42,745
Saeron Automotive Corp.	3,702	25,502
MegaMD Co., Ltd.[b]	6,624	24,221
Grand Korea Leisure Co., Ltd.	1,396	23,611
Binggrae Co., Ltd.	278	14,683
Hy-Lok Corp.	654	11,407

Total South Korea		559,111

JAPAN: 6.2%
YAMADA Consulting Group Co., Ltd.	2,300	93,768
Naigai Trans Line, Ltd.	4,200	38,595
San-A Co., Ltd.	500	24,149
Ohashi Technica, Inc.	1,000	12,019

Total Japan		168,531

SINGAPORE: 6.2%
ARA Asset Management, Ltd.	53,700	63,155
Haw Par Corp., Ltd.	8,600	53,917
Kulicke & Soffa Industries, Inc.[b]	1,600	25,520
Vicom, Ltd.	6,000	23,575

Total Singapore		166,167

TAIWAN: 5.6%
Lumax International Corp., Ltd.	29,000	47,361
Tehmag Foods Corp.	7,000	43,629
P-Duke Technology Co., Ltd.	21,000	41,653
Yung Chi Paint & Varnish Manufacturing Co., Ltd.	8,000	19,858

Total Taiwan		152,501

MALAYSIA: 4.0%
MPHB Capital BHD[b]	244,200	68,045
Genting BHD	22,600	40,244

Total Malaysia		108,289

	Shares	Value
UNITED STATES: 3.1%
Cognizant Technology Solutions Corp. Class Ab	700	$39,221
News Corp. Class B	2,400	28,320
Expeditors International of Washington, Inc.	300	15,888

Total United States		83,429

SWITZERLAND: 1.6%
Cie Financiere Richemont SA	664	43,884

Total Switzerland		43,884

ISRAEL: 0.8%
Taro Pharmaceutical Industries, Ltd.[b]	200	21,054

Total Israel		21,054

THAILAND: 0.6%
Premier Marketing Public Co., Ltd. [b]	65,200	16,204

Total Thailand		16,204

UNITED KINGDOM: 0.4%
Standard Chartered PLC[b]	1,350	10,789

Total United Kingdom		10,789

TOTAL COMMON EQUITIES:		1,983,706

(Cost $1,895,350)

PREFERRED EQUITIES: 9.9%
SOUTH KOREA: 9.9%
Samsung Electronics Co., Ltd., Pfd.	121	143,268
Samsung SDI Co., Ltd., Pfd.	1,733	78,264
Hyundai Motor Co., Ltd., 2nd Pfd.	576	47,303

Total South Korea		268,835

TOTAL PREFERRED EQUITIES		268,835

(Cost $267,287)

TOTAL INVESTMENTS: 83.3%		2,252,541
(Cost $2,162,637c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 16.7%		451,019

NET ASSETS: 100.0%		$2,703,560

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $2,171,367 and net unrealized appreciation consists of:

Gross unrealized appreciation	$181,610
Gross unrealized depreciation	(100,436)

Net unrealized appreciation	$81,174

ADR	American Depositary Receipt

BHD	Berhad

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	35

PORTFOLIO MANAGERS
Kenneth Lowe, CFA
Lead Manager
Michael J. Oh, CFA	Sharat Shroff, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$8.98	$8.99
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.47%	2.29%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		33
Net Assets		$10.1 million
Weighted Average Market Cap		$53.1 billion
Portfolio Turnover[3]		21.10%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region. The Fund is currently expected to hold stocks of between 25 and 35 companies under normal market conditions.

Matthews Asia Focus Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asia Focus Fund returned 4.82% (Investor Class), and 5.05% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 5.76%. For the fourth quarter, the Fund declined
–8.55% (Investor Class) and –8.53% (Institutional Class) versus –6.25% for the Index.

Market Environment:

The turbulent nature of the markets continued through the fourth quarter as a reasonable amount of the year’s gains were given back. The U.S. presidential election results appear to have helped reverse what had been fairly strong inflows and performance in emerging market assets. The true nature of what economic and trade policy will be from President Donald Trump remains to be seen, however, it does appear that the trade channel in Asia is likely to be negatively impacted. Accompanying this issue has been an impact through the financial channel where yield curves have generally steepened. Beyond U.S. elections, Asia had its own challenges during the quarter. In South Korea, a political corruption scandal led to the president’s impeachment, whilst in India, a demonetization exercise continues to provide meaningful challenges in an economy that still largely functions with the use of cash. All of these factors have kept volatility high and led to some stark performance differences across sectors as “cheaper” areas of global and commodity cyclicals as well as rate sensitive sectors performed better than quality, stable growth companies.

Performance Contributors and Detractors:

The largest contributor to returns during the quarter came from VTech Holdings, the electronic learning products and telephone manufacturer that also offers contract manufacturing services. The stock performed partially on a recovery from a poor 2015, but also as gross margins positively surprised on the integration of rival Leapfrog (which was acquired in April) and amid a declining renminbi that helped manufacturing costs. A couple of the Fund’s consumer discretionary companies also had reasonable performance, including Compagnie Financière Richemont and Yum China. Richemont rose as there is a belief that we may have seen the bottom in the cycle for “hard luxury,” generally defined as watches and jewelry, with recent sales positively surprising. Yum China performed well following its recent spin-off from parent Yum! Brands.

During what was a challenging quarter for the Fund, the weakest performance came from the Fund’s largest holding, AIA Group. Although a strong performer historically, recent moves by China to clamp down on capital outflows include rules on life insurance purchases by mainlanders in Hong Kong that may impact its future value of new business growth. Despite these concerns, we believe that this impact is more than priced in and does not factor into account the benefit of rising yields in certain countries.

A number of consumer companies also struggled during the quarter, with Japan Tobacco the weakest of these as concerns pervaded over the launch of alternative heated tobacco products such as Philip Morris’ IQOS.

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

36	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAFSX)	-8.55%	4.82%	-1.28%	-1.76%	4/30/13
Institutional Class (MIFSX)	-8.53%	5.05%	-1.04%	-1.53%	4/30/13
MSCI AC Asia ex Japan Index[4]	-6.25%	5.76%	0.42%	0.88%
Lipper Pacific ex Japan Funds Category Average[5]	-7.69%	2.75%	-0.27%	-0.09%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	5.3%
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	4.3%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	3.8%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.7%
Techtronic Industries Co., Ltd.	Consumer Discretionary	China/Hong Kong	3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.5%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	3.3%
ResMed, Inc.	Health Care	United States	3.3%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.3%
Tata Motors, Ltd.	Consumer Discretionary	India	3.2%
% OF ASSETS IN TOP TEN			37.2%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	37

COUNTRY ALLOCATION (%)[7],[8]
China/Hong Kong	34.2
Singapore	12.6
South Korea	11.1
Taiwan	8.0
Malaysia	6.9
United States	6.2
Indonesia	3.3
India	3.2
Switzerland	3.1
Japan	2.9
Thailand	2.7
Australia	2.5
Cash and Other Assets, Less Liabilities	3.3

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	20.9
Financials	19.9
Information Technology	18.0
Consumer Staples	12.9
Industrials	11.9
Telecommunication Services	8.1
Health Care	3.3
Real Estate	1.7
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	40.5
Large Cap ($10B–$25B)	22.6
Mid Cap ($3B–10B)	23.9
Small Cap (under $3B)	9.7
Cash and Other Assets, Less Liabilities	3.3

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Focus Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

We added one new holding to the portfolio during the fourth quarter—South Korea-based multinational personal care company, LG Household & Health Care. This business operates what we believe are strong brands in cosmetics, household goods and beverage businesses that allows them solid pricing power and additional growth through further brand extensions and greater reach into China, particularly with cosmetics. Following a steep correction in its stock, we added this holding at an attractive 20x forward price-to-earnings ratio* as the market held concerns over the impact of policy changes in China that could hurt tourists that often purchase products in Korea through duty-free stores. As long-term investors, this created an opportunity to take a position in a high-quality company experiencing a transitory concern. We funded this through the sale of Yum! Brands and Yum China following its restructuring.

Outlook:

Although it has been a challenging few years for Asian equities, it is unlikely as we enter 2017 that volatility will retreat. The political and policy landscape across the globe remains fraught with tail risk. In the U.S., it is unclear how successful President Trump’s plan for lower taxes, a reduction in regulatory burden and increased infrastructure spending will be on economic growth and inflation. Further, the increase in protectionism through trade policy shifts is unlikely to be helpful, and it may be quite detrimental to some Asian economies. Europe also remains a potential catalyst for disruption as elections are to be held in major Eurozone players, such as France and Germany, with the likelihood that Italy will also undergo change. For Asia, China’s transition toward a more service-oriented economy is still uncertain as debt levels pile up and the willingness to reform is understandably under question given what appears to be an unhealthy weddedness to growth at any cost. Added to this remain concerns around the currency as foreign exchange reserves continue to be depleted.

It is in times of such uncertainty, however, where we believe active management should add value. As with LG Household & Health Care, we will strive to recognize dislocations that volatility creates. It is important to remember that patience is key and it is often in these environments that quality businesses shine through and price points get interesting.

*	Price-to-Earnings (P/E) Ratio: Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings.

38	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 96.7%

	Shares	Value
CHINA/HONG KONG: 34.2%
AIA Group, Ltd.	95,800	$536,656
Tencent Holdings, Ltd.	17,900	434,023
Techtronic Industries Co., Ltd.	100,000	357,848
CK Hutchison Holdings, Ltd.	29,728	335,583
Jardine Matheson Holdings, Ltd.	5,600	308,996
HSBC Holdings PLC	37,200	297,460
Samsonite International SA	101,700	289,497
China Mobile, Ltd.	25,000	263,579
VTech Holdings, Ltd.	19,400	258,997
Baidu, Inc. ADR[b]	1,237	203,375
Hang Lung Group, Ltd.	50,000	173,495

Total China/Hong Kong		3,459,509

SINGAPORE: 12.6%
Singapore Telecommunications, Ltd.	152,300	382,035
United Overseas Bank, Ltd.	22,500	316,100
Singapore Technologies Engineering, Ltd.	135,300	300,514
Sheng Siong Group, Ltd.	419,900	273,739

Total Singapore		1,272,388

SOUTH KOREA: 11.1%
Samsung Electronics Co., Ltd.	250	372,078
Kangwon Land, Inc.	9,418	278,684
Coway Co., Ltd.	3,685	269,355
LG Household & Health Care, Ltd.	283	200,786

Total South Korea		1,120,903

TAIWAN: 8.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	63,000	352,879
Aerospace Industrial Development Corp.	217,000	256,868
Ennoconn Corp.	16,000	202,950

Total Taiwan		812,697

MALAYSIA: 6.9%
Genting Malaysia BHD	274,700	280,041
Heineken Malaysia BHD	66,800	243,603
Axiata Group BHD	160,800	168,939

Total Malaysia		692,583

UNITED STATES: 6.2%
ResMed, Inc.	5,400	335,070
Mead Johnson Nutrition Co.	4,068	287,852

Total United States		622,922

INDONESIA: 3.3%
PT Bank Rakyat Indonesia Persero	385,500	332,962

Total Indonesia		332,962

INDIA: 3.2%
Tata Motors, Ltd.	46,144	319,770

Total India		319,770

SWITZERLAND: 3.1%
Cie Financiere Richemont SA	4,793	316,772

Total Switzerland		316,772

	Shares	Value
JAPAN: 2.9%
Japan Tobacco, Inc.	9,000	$295,413

Total Japan		295,413

THAILAND: 2.7%
Kasikornbank Public Co., Ltd.	55,500	274,100

Total Thailand		274,100

AUSTRALIA: 2.5%
Insurance Australia Group, Ltd.	58,144	250,737

Total Australia		250,737

TOTAL INVESTMENTS: 96.7%		9,770,756

(Cost $10,634,740c)

CASH AND OTHER ASSETS, LESS LIABILITIES : 3.3%		338,345

NET ASSETS: 100.0%		$10,109,101

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $10,679,043 and net unrealized depreciation consists of:

Gross unrealized appreciation	$ 426,197
Gross unrealized depreciation	(1,334,484)

Net unrealized depreciation	($908,287)

ADR	American Depositary Receipt
BHD	Berhad

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	39

PORTFOLIO MANAGERS
Taizo Ishida
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$21.05	$21.19
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.14%	0.96%
Portfolio Statistics
Total # of Positions		51
Net Assets		$615.5 million
Weighted Average Market Cap		$15.7 billion
Portfolio Turnover[2]		13.61%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asia Growth Fund returned 0.92% (Investor Class) and 1.06% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 5.21%. For the fourth quarter, the Fund declined
–8.66% (Investor Class) and –8.62% (Institutional Class), versus –2.98% for the Index.

Market Environment:

In 2016, the unexpected victory of Donald Trump for the U.S. presidency brought several changes. Among them was a strong U.S. dollar and the repercussions of a sell-off in emerging markets. Although most Asian currencies were relatively stable, the yen rapidly weakened, dropping –11% to 117 vs. the U.S. dollar. We suspect this occurred in part because the yen had been “artificially” strong as it was considered a “safe haven” currency for most of the year due to the weak global economy and a lack of any clear signs of a U.S. Fed rate hike. The 10-year U.S. Treasury yield rose about 80 basis points (0.80%) from 1.8% to 2.6% in just one month and the 10-year Japanese government bond yield returned to positive territory for the first time since the Bank of Japan adopted its negative interest rate policy in January 2016. For Asia’s equity markets, this meant value and cyclical stocks outperformed growth-oriented, quality stocks, and more developed markets outperformed emerging markets.

Performance Contributors and Detractors:

Prior to the start of the fourth quarter, the Fund’s year-to-date performance was up versus the benchmark at the end of September. However, that shifted about a month later, and the Fund’s significant underperformance versus the benchmark after the beginning of November was primarily due to our limited exposure to value and cyclical stocks, as well as large-cap exchange-traded fund names, which led it to do poorly in terms of our Japan exposure. In addition, compared to the benchmark, the portfolio holds a much larger exposure to Indian and Indonesian markets, which both suffered from a variety of challenges. However, we continue to maintain a constructive view on both economies as we see progress in infrastructure improvements with government reform efforts led by the countries’ strong leaders, Indian Prime Minister Narendra Modi and Indonesian President Joko Widodo.

For the one-year period, the top contributors to Fund performance included Indonesian auto dealer Astra International and Start Today, a Japanese e-commerce firm. Astra International has benefited from the government’s successful reform efforts and Indonesia’s subsequent economic recovery. As the country’s largest auto dealer, it benefits as car sales growth is directly linked to income growth. As we maintain a long-term investment horizon, we continued to hold Astra even at the end of 2015 when its stock experienced excessive overselling, forcing it to its lowest valuation level seen in the last seven years.

Start Today is Japan’s largest e-commerce apparel company. In a country where fashion brands prefer to have a brick-and-mortar presence, the market for online shops is still small today. The company’s sales growth in 2016 was strong and its operating margin expanded as a result of cost cutting efforts, including a move to stop discounting, which was a large factor to its recent success. We believe Start Today is very well-positioned in an industry in which it has few major competitors.

(continued)

1	Actual 2016 expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

40	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	-8.66%	0.92%	0.78%	7.49%	4.89%	8.25%		10/31/03
Institutional Class (MIAPX)	-8.62%	1.06%	0.97%	7.70%	n.a.	4.36%		10/29/10
MSCI AC Asia Pacific Index[3]	-2.98%	5.21%	1.23%	6.38%	2.29%	6.35%	[4]
Lipper Pacific Region Funds Category Average[5]	-5.11%	4.28%	0.73%	6.28%	2.87%	6.60%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

4	Calculated from 10/31/03.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	4.5%
PT Astra International	Consumer Discretionary	Indonesia	4.3%
ORIX Corp.	Financials	Japan	4.2%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	4.1%
Sysmex Corp.	Health Care	Japan	4.0%
M3, Inc.	Health Care	Japan	3.6%
Emami, Ltd.	Consumer Staples	India	3.5%
Baidu, Inc.	Information Technology	China/Hong Kong	3.3%
HDFC Bank, Ltd.	Financials	India	3.2%
Start Today Co., Ltd.	Consumer Discretionary	Japan	2.8%
% OF ASSETS IN TOP TEN			37.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	41

COUNTRY ALLOCATION (%)[7,8]
Japan	38.5
China/Hong Kong	15.0
Indonesia	13.9
India	12.6
Australia	4.2
Sri Lanka	3.2
Philippines	3.1
Vietnam	2.3
Bangladesh	2.3
Pakistan	1.7
Thailand	1.1
Taiwan	0.5
Cash and Other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	21.5
Health Care	21.2
Consumer Staples	17.4
Financials	16.4
Information Technology	8.9
Industrials	7.9
Materials	2.1
Energy	2.1
Real Estate	0.9
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	17.0
Large Cap ($10B–$25B)	22.6
Mid Cap ($3B–10B)	36.1
Small Cap (under $3B)	22.8
Cash and Other Assets, Less Liabilities	1.6

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

On the other hand, Japanese health care firm Sysmex—was among the main detractors to Fund performance during both the fourth quarter and for the one-year period. We were not surprised to see the correction in its stock price, considering value stocks came into favor. However, we remain positive on Sysmex as well as M3—another Japanese health care stock that did poorly late in the year—as both are growth companies that have rather high valuations and strong fundamentals. Cookpad, a Japanese food recipe website, was another detractor to Fund performance for the one-year period, following disagreements between the firm’s founder and its board that alarmed shareholders. We exited Cookpad during the year.

On the positive side, large caps Habib Bank of Pakistan and Nitto Denko, a major Japanese materials company performed well in the fourth quarter. Nitto Denko has been one of the more innovative electronic materials companies in the last decade and its stock gained an additional boost following news of an agreement to team up with Bristol-Myers Squibb over drugs to treat cirrhosis, a condition in which the liver does not function properly due to long-term damage. The company has been targeting the drug discovery business for some time and this was its first breakthrough success.

Notable Portfolio Changes:

During the year, we exited consumer staple companies Universal Robina, a Filipino packaged food company and Calbee, a Japanese snack food company. Both companies saw the gap between their valuations and growth rate begin to widen, making it more difficult to justify their inclusion in the portfolio.

Outlook:

The market has seen strong momentum since the victory of Donald Trump, and it appears that the current trend of favoring cyclical stocks may continue. But keeping a close watch on the real rate of economic growth, both in the U.S. and elsewhere, is critical in gauging key macro trends in 2017. What we suspect is that expectations for higher growth and interest rates may be overblown. As a result, the U.S. equity market is quite expensive at the moment, which presents risk going forward. The direction of the yen versus the U.S. dollar may also once again become a gauge for the direction of Japanese equities, which still comprise the largest portion of our portfolio. It may not be easy for the yen to lose further ground against the U.S. dollar given the quick reversal seen at the end of 2016.

42	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 98.4%

	Shares	Value
JAPAN: 38.5%
ORIX Corp.	1,647,100	$25,635,884
Sysmex Corp.	430,200	24,856,728
M3, Inc.	891,000	22,400,646
Start Today Co., Ltd.	1,009,800	17,395,117
Nidec Corp.	178,600	15,375,795
Pigeon Corp.	544,900	13,893,946
Nitto Denko Corp.	171,400	13,122,577
CYBERDYNE, Inc.[b]	768,500	10,836,663
Ariake Japan Co., Ltd.	201,700	10,777,562
Rinnai Corp.	132,100	10,629,244
Nitori Holdings Co., Ltd.	89,600	10,215,742
Kakaku.com, Inc.	566,100	9,353,733
Komatsu, Ltd.	370,800	8,398,677
TechnoPro Holdings, Inc.	257,800	8,239,987
PeptiDream, Inc.[b]	156,200	8,093,361
Seven & I Holdings Co., Ltd.	165,200	6,282,419
Daiken Medical Co., Ltd.	911,500	6,263,889
Glory, Ltd.	197,300	6,217,382
FANUC Corp.	29,600	4,951,917
Sosei Group Corp.[b]	34,300	3,927,302

Total Japan		236,868,571

CHINA/HONG KONG: 15.0%
Shenzhou International Group Holdings, Ltd.	4,378,000	27,601,878
Baidu, Inc. ADR[b]	123,200	20,255,312
China Lodging Group, Ltd. ADS	245,900	12,747,456
Autohome, Inc. ADR[b]	409,600	10,354,688
Baozun, Inc. ADR[b]	702,500	8,479,175
Alibaba Group Holding, Ltd. ADR[b]	67,800	5,953,518
Shanghai Haohai Biological Technology Co., Ltd. H Shares*	734,500	3,580,726
JD.com, Inc. ADR[b]	118,800	3,022,272

Total China/Hong Kong		91,995,025

INDONESIA: 13.9%
PT Astra International	43,107,700	26,359,124
PT Bank Rakyat Indonesia Persero	29,535,100	25,509,901
PT Indofood CBP Sukses Makmur	23,574,000	14,963,406
PT Ace Hardware Indonesia	154,466,000	9,571,379
PT Arwana Citramulia	145,017,700	5,597,269
PT Mayora Indah	30,131,300	3,679,049

Total Indonesia		85,680,128

INDIA: 12.6%
Emami, Ltd.[b]	1,551,001	21,711,360
HDFC Bank, Ltd.	1,102,893	19,554,400
ITC, Ltd.	4,455,774	15,827,027
Lupin, Ltd.	710,705	15,531,688
Sun Pharmaceutical Industries, Ltd.	510,687	4,728,295

Total India		77,352,770

AUSTRALIA: 4.2%
CSL, Ltd.	181,525	13,127,890
Oil Search, Ltd.	2,481,915	12,773,869

Total Australia		25,901,759

	Shares	Value
SRI LANKA: 3.2%
Sampath Bank PLC	8,111,192	$14,099,829
Lanka Orix Leasing Co. PLC[b]	12,121,473	5,868,083

Total Sri Lanka		19,967,912

PHILIPPINES: 3.1%
Jollibee Foods Corp.	2,007,890	7,821,921
Vista Land & Lifescapes, Inc.	58,472,700	5,810,496
Emperador, Inc.	37,942,500	5,342,670

Total Philippines		18,975,087

VIETNAM: 2.3%
Vietnam Dairy Products JSC	2,597,160	14,300,756

Total Vietnam		14,300,756

BANGLADESH: 2.3%
Square Pharmaceuticals, Ltd.	4,382,312	13,888,472

Total Bangladesh		13,888,472

PAKISTAN: 1.7%
Habib Bank, Ltd.	4,001,000	10,474,474

Total Pakistan		10,474,474

THAILAND: 1.1%
Major Cineplex Group Public Co., Ltd.	7,714,400	7,043,266

Total Thailand		7,043,266

TAIWAN: 0.5%
St. Shine Optical Co., Ltd.	173,000	3,302,464

Total Taiwan		3,302,464

Total Investments: 98.4%		605,750,684
(Cost $492,001,061c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		9,714,401

NET ASSETS: 100.0%		$615,465,085

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $3,580,726, which is 0.58% of net assets.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $500,613,769 and net unrealized appreciation consists of:

Gross unrealized appreciation	$143,597,569
Gross unrealized depreciation	(38,460,654)

Net unrealized appreciation	$105,136,915

ADR	American Depositary Receipt

ADS	American Depositary Share

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	43

PORTFOLIO MANAGERS
Sharat Shroff, CFA
Lead Manager
Rahul Gupta
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$22.92	$22.90
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.91%
After Fee Waiver and Reimbursement[2]	1.08%	0.90%
Portfolio Statistics
Total # of Positions		67
Net Assets		$6.7 billion
Weighted Average Market Cap		$33.7 billion
Portfolio Turnover[3]		5.73%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Pacific Tiger Fund returned –0.16% (Investor) and 0.03% (Institutional Class) underperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 5.76%. For the fourth quarter, the Fund returned
–9.50% (Investor) and –9.48% (Institutional Class) versus –6.25% for the Index.

Market Environment:

During the course of the year, factors driving Asia’s capital markets changed, and some of these changes accelerated during the fourth quarter. These included a shift in market sentiment from worrying about the threat of deflation to anticipating inflation; expecting a shift from monetary to fiscal stimulus to a near certainty of this transition; and coping with an increase in political risk to somewhat more frail economic conditions in parts of the developed world.

Even though the world appears to be heading into 2017 with more uncertainty than it did at the start of 2016, there were periods when investors have sought cyclical and low valuation stocks. What all this meant for Asia was sector rotation away from quality and defensive stocks to sectors like energy and materials. As a result, energy and materials stocks in the Index provided the best returns for the year, while health care stocks were the worst performing. Large-capitalization stocks were significant outperformers primarily because of a flow-led rally during the first nine months of 2016. In our view these rotations tend to be transient.

Performance Contributors and Detractors:

Asia’s markets were positive for 2016 despite challenges, including a rocky start and end to the year. Unfortunately, there were several factors that prevented the Fund from keeping pace. The depreciation of some Asian currencies, such as the renminbi and India’s rupee against the U.S. dollar, hurt overall performance. This was partly offset by the strength of some North Asian currencies like the Taiwan dollar.

For the one-year period, the information technology (IT) sector provided the bulk of the returns for the Index, particularly in the third quarter. The Index return was driven primarily by a product refresh cycle in hardware stocks, an industry that we tend to be light on due to its perceived poor long-term outlook. However, we realize that this underweight versus the benchmark can sometimes, over shorter cycles, negatively impact the Fund’s relative performance as it did in 2016. In addition, the inclusion of American Depositary Receipts for Chinese companies in the MSCI AC Asia ex Japan Index has made IT the largest sector. This resulted in a pronounced effect of these movements in this past year.

In recent quarters, some stock-specific issues also had a negative impact on Fund performance. Orion, a South Korean confectionary business, has been trying to deal with a channel slowdown while also bearing the cost of new product launches. This negatively impacted near-term earnings. Chinese hardware manufacturer Lenovo has also struggled with a slower demand environment while at the same time integrating sizable acquisitions that produced gyrations in its financial performance.

Capital inflows into Asia post-Brexit were noticeably higher, and perhaps put Asia’s challenges into some context, compared to the more dire outlook for Asia’s economy in 2015. However, these flows went into largely passively managed investments, causing large-capitalization stocks to outperform smaller stocks. This

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

44	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	-9.50%	-0.16%	3.27%	6.67%	6.57%	8.11%		9/12/94
Institutional Class (MIPTX)	-9.48%	0.03%	3.47%	6.86%	n.a.	3.61%		10/29/10
MSCI AC Asia ex Japan Index[4]	-6.25%	5.76%	0.42%	5.13%	3.99%	3.60%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	-7.69%	2.75%	-0.27%	4.84%	3.94%	4.45%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

5	Calculated from 8/31/94.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[7]
	Sector	Country	% of Net Assets
Central Pattana Public Co., Ltd.	Real Estate	Thailand	3.1%
Tata Power Co., Ltd.	Utilities	India	2.9%
DKSH Holding, Ltd.	Industrials	Switzerland	2.8%
Baidu, Inc.	Information Technology	China/Hong Kong	2.8%
Kotak Mahindra Bank, Ltd.	Financials	India	2.7%
Vietnam Dairy Products JSC	Consumer Staples	Vietnam	2.6%
Dongbu Insurance Co., Ltd.	Financials	South Korea	2.5%
Naver Corp.	Information Technology	South Korea	2.4%
Delta Electronics, Inc.	Information Technology	Taiwan	2.3%
President Chain Store Corp.	Consumer Staples	Taiwan	2.3%
% OF ASSETS IN TOP TEN			26.4%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	45

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	31.0
India	19.5
South Korea	13.2
Indonesia	7.3
Taiwan	6.2
Thailand	5.9
Malaysia	3.6
United States	3.2
Philippines	2.9
Switzerland	2.8
Vietnam	2.6
Singapore	0.2
Japan	0.1
Cash and Other Assets, Less Liabilities	1.5

SECTOR ALLOCATION (%)[9]
Consumer Staples	20.1
Information Technology	18.9
Financials	18.4
Consumer Discretionary	9.1
Health Care	8.3
Real Estate	6.9
Utilities	6.1
Industrials	5.0
Telecommunication Services	4.1
Materials	1.6
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	26.1
Large Cap ($10B–$25B)	24.8
Mid Cap ($3B–10B)	41.3
Small Cap (under $3B)	6.3
Cash and Other Assets, Less Liabilities	1.5

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

shift meaningfully hurt our relative performance as we tend to gravitate toward smaller to mid-size businesses that we believe have higher growth potential.

In the fourth quarter of the year, there were slippages in the South Korean market, due to a confluence of domestic and geopolitical issues, which hurt some consumer businesses and our related holdings. In addition, a pullback in expectations over some Korean health care businesses affected the entire sector and our exposure to it.

Notable Portfolio Changes:

During the year, some pullback in the markets presented us with the opportunity to add to our positions, and in a number of cases, we were able to rotate capital away from positions that performed well and into positions that have struggled due to what we believe are temporary issues.

During the third quarter, we exited China Vanke, one of our portfolio’s long-standing property holdings as we believed its boardroom battle for ownership created potential for risk. We also added a new position in an Indian software business that we have researched for many years. Its stock price had come down significantly due to certain challenges that we believe can be corrected. The business holds attractive potential over the medium term. In addition, we bought into an attractive advertising business in China as local companies invest more in building their brands—a trend that should continue to develop going forward. We also added a Chinese health care business to our pool of health care holdings. This is a vertical we are excited about, given Asia’s currently low GDP spending on health care versus that of Western markets, as well as the increasing skill sets of Asian companies.

Outlook:

During periods of politically induced macroeconomic uncertainty, we find it helpful to gauge our outlook based on trends observed from companies and businesses. We have seen the most decisive shift from sluggish growth to improving trends in our portfolio’s China holdings. A wide variety of stocks from sectors such as information technology, financials and health care continued to meet or exceed investor expectations, helped by structural factors like the continued strengths of the Chinese consumer sector and stabilization in the real estate sector. Likewise in India, economic activity began showing signs of recovery, aided by a favorable monetary cycle. However, the government’s decision to swap its old 500 and 1,000 rupee currency notes for its new ones has created uncertainty as consumers and businesses grapple with the short- and long-term implications of this decision. While the short-term pain is an obvious burden for consumers and businesses, we believe the long-term benefits may only gradually unfold. Those long-term benefits may be significant and wide-ranging, and may largely affect the process of capital formation in India resulting from the greater availability and enhanced productivity of that capital. Both in India and China, we see clear opportunities to add to existing positions and initiate new ones that largely focus on domestic demand.

Looking ahead, we see some clear risks; some of which, like the possibility of normalization in the U.S. interest rate cycle, are quantifiable. On the whole, the Asia region is much better-prepared for such an outcome than it was during the taper tantrum in 2013, when markets were negatively impacted. There are also other risks, like the drumbeat of de-globalization, which derive much more from empty rhetoric than sound logical thinking. Economically, our belief is Asia continues to be one of the few regions globally that is reforming and changing for the better, not always in a linear fashion, but in the aggregate forward-moving.

46	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 98.4%

	Shares	Value
CHINA/HONG KONG: 31.0%
Baidu, Inc. ADR[b]	1,131,800	$186,079,238
China Resources Beer Holdings Co., Ltd.[b]	77,359,775	153,264,624
Ping An Insurance Group Co. of China, Ltd. H Shares	30,743,000	152,733,797
Sinopharm Group Co., Ltd. H Shares	35,984,400	147,476,461
Tencent Holdings, Ltd.	5,886,500	142,730,638
Hengan International Group Co., Ltd.	17,345,000	127,037,401
China Mobile, Ltd. ADR	2,380,026	124,784,763
Alibaba Group Holding, Ltd. ADR[b]	1,291,700	113,424,177
AIA Group, Ltd.	20,140,800	112,825,559
Dairy Farm International Holdings, Ltd.	15,454,946	110,895,041
Fuyao Glass Industry Group Co., Ltd. H Shares†*	34,836,000	107,598,788
China Resources Land, Ltd.	47,814,000	106,991,898
Lenovo Group, Ltd.	157,394,000	94,878,126
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	33,503,552	84,407,469
Tasly Pharmaceutical Group Co., Ltd. A Shares	13,669,795	81,222,334
Hong Kong Exchanges & Clearing, Ltd.	2,603,000	61,218,342
Guangdong Advertising Group Co., Ltd. A Shares[c]	23,249,654	43,840,293
Yum China Holdings, Inc.[b]	1,174,410	30,675,589
Swire Pacific, Ltd. A Share Class	2,813,000	26,767,875
Hang Lung Group, Ltd.	7,329,000	25,430,886
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	36,796,000	24,506,136
Fuyao Glass Industry Group Co., Ltd. A Shares	2,589,387	6,928,143

Total China/Hong Kong		2,065,717,578

INDIA: 19.5%
Tata Power Co., Ltd.†	171,620,436	191,526,692
Kotak Mahindra Bank, Ltd.	16,873,409	178,544,918
GAIL India, Ltd.[b]	22,282,108	143,811,342
Titan Co., Ltd.	24,797,915	119,148,407
Sun Pharmaceutical Industries, Ltd.	12,045,017	111,521,130
HDFC Bank, Ltd.	6,223,409	110,341,644
ITC, Ltd.	28,102,500	99,820,822
Housing Development Finance Corp., Ltd.	4,935,685	91,536,781
Container Corp. of India, Ltd.	5,471,996	89,305,777
Dabur India, Ltd.	21,117,482	86,455,862
Thermax, Ltd.	5,310,034	58,083,578
Just Dial, Ltd.†,b	3,557,718	17,719,550

Total India		1,297,816,503

SOUTH KOREA: 13.2%
Dongbu Insurance Co., Ltd.	3,159,119	163,553,738
Naver Corp.	250,616	160,488,904
Samsung Electronics Co., Ltd.	95,105	141,546,017
Orion Corp.	217,080	117,659,732
Amorepacific Corp.	415,897	110,539,203
Green Cross Corp.†	776,872	100,888,309
Cheil Worldwide, Inc.†	6,504,297	84,577,686

Total South Korea		879,253,589

	Shares	Value
INDONESIA: 7.3%
PT Telekomunikasi Indonesia Persero	421,304,300	$123,944,504
PT Indofood CBP Sukses Makmur	191,522,600	121,567,419
PT Bank Central Asia	100,580,000	115,397,371
PT Perusahaan Gas Negara Persero	298,485,100	59,545,878
PT Astra International	66,745,900	40,813,207
PT Telekomunikasi Indonesia Persero ADR	728,140	21,232,562

Total Indonesia		482,500,941

TAIWAN: 6.2%
Delta Electronics, Inc.	31,251,182	153,634,876
President Chain Store Corp.	21,486,608	153,591,303
Synnex Technology International Corp.†	103,100,921	103,604,589

Total Taiwan		410,830,768

THAILAND: 5.9%
Central Pattana Public Co., Ltd.	129,875,200	205,283,580
The Siam Cement Public Co., Ltd.	7,522,950	104,022,790
Kasikornbank Public Co., Ltd.	16,127,700	79,650,636
Kasikornbank Public Co., Ltd. NVDR	1,104,100	5,452,871

Total Thailand		394,409,877

MALAYSIA: 3.5%
Genting BHD	52,881,000	94,166,609
IHH Healthcare BHD	47,676,300	67,486,515
Public Bank BHD	12,771,594	56,142,629
IHH Healthcare BHD	11,543,000	17,057,639

Total Malaysia		234,853,392

UNITED STATES: 3.2%
Cognizant Technology Solutions Corp. Class Ab	2,436,600	136,522,698
Yum! Brands, Inc.	1,174,410	74,375,385

Total United States		210,898,083

PHILIPPINES: 2.9%
GT Capital Holdings, Inc.	3,897,540	99,395,318
SM Prime Holdings, Inc.	164,670,771	93,754,751

Total Philippines		193,150,069

SWITZERLAND: 2.8%
DKSH Holding, Ltd.	2,738,062	187,948,244

Total Switzerland		187,948,244

VIETNAM: 2.6%
Vietnam Dairy Products JSC	31,834,534	175,290,668

Total Vietnam		175,290,668

SINGAPORE: 0.2%
Hyflux, Ltd.	35,190,730	12,514,744

Total Singapore		12,514,744

JAPAN: 0.1%
LINE Corp. ADR[b]	195,200	6,638,752

Total Japan		6,638,752

Total COMMON EQUITIES:		6,551,823,208

(Cost $5,328,736,509)

matthewsasia.com | 800.789.ASIA	47

Matthews Pacific Tiger Fund

December 31, 2016

Schedule of Investmentsa (continued)

WARRANTS: 0.1%

	Shares	Value
MALAYSIA: 0.1%
Genting BHD, expires 12/18/18[b]	12,253,875	$3,796,898

Total Malaysia		3,796,898

TOTAL WARRANTS		3,796,898

(Cost $5,593,674)

TOTAL INVESTMENTS: 98.5%		6,555,620,106
(Cost $5,334,330,183d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		97,070,765

NET ASSETS: 100.0%		$6,652,690,871

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $107,598,788, which is 1.62% of net assets.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Illiquid security, trading was halted at December 31, 2016.

d	Cost for federal income tax purposes is $5,336,066,533 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,778,966,180
Gross unrealized depreciation	(559,412,607)

Net unrealized appreciation	$1,219,553,573

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

48	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Vivek Tanneeru
Lead Manager
Winnie Chwang
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$8.97	$8.92
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	3.54%	3.36%
After Fee Waiver and Reimbursement[2]	1.48%	1.25%
Portfolio Statistics
Total # of Positions		60
Net Assets		$8.8 million
Weighted Average Market Cap		$12.1 billion
Portfolio Turnover[3]		16.10%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities of Asian companies.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asia ESG Fund declined –1.40% (Investor Class) and –1.16% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 5.76%. For the fourth quarter, the Fund declined –4.81% (Investor Class) and –4.69% (Institutional Class) versus –6.25% for the Index.

Market Environment:

The market environment throughout 2016 was marked by volatility. In the first half of the year, the Asia ex Japan benchmark was largely flat, driven by sharp intra-quarter swings in each of the first two quarters. The third quarter saw a sharp rally in the aftermath of the Brexit vote and improving Chinese economy, while the fourth quarter experienced a meaningful correction on the back of Donald Trump’s unexpected victory. Pakistan and Thailand were the best-performing markets, while Vietnam and the Philippines were the worst performers. The yen was the best-performing currency for the year despite a sharp -13% drop in the fourth quarter, while the renminbi was the weakest currency, down -6.5% in 2016. The year’s best-performing sectors in the region were energy and materials, while health care was the worst performer. Partly driven by exchange-traded fund flows, large caps significantly outperformed small caps in the region.

Performance Contributors and Detractors:

During 2016, negative sector allocation effects overwhelmed the Fund’s positive stock selection efforts. The Fund’s underweight allocation to the three top-performing sectors—energy, materials and information technology—alongside its overweight allocation to the health care sector, proved a drag on the Fund’s relative performance versus the benchmark. From a country perspective, the Fund’s holdings in Japan and Pakistan benefited performance, while holdings in South Korea and India were among the primary detractors.

Total Access Communication (DTAC), a Thai mobile telecom company, was the biggest positive contributor during the year. Worries about the country’s telecom market potentially shifting to a four-player market from a three-player market did not come to fruition. Despite the positive development, the sector’s competitive intensity remains for the near term, but we find the long-term prospects for Total Access Communication encouraging, as it appears able to successfully compete for spectrum in the next round of auctions. The stock is also supported by attractive valuations.

For the one-year period, iMarketKorea, a Korean procurement services company, was the biggest detractor to Fund performance. iMarketKorea counts Samsung Electronics as its largest client. Its guaranteed contract with Samsung expired at the end of 2016, and the market has rising concerns about the outlook for iMarketKorea’s business with Samsung from 2017 onward. In an effort to reduce its exposure to Samsung, iMarketKorea has been developing its non-Samsung business and has also acquired related distribution businesses. Current valuations lead us to believe that the market thinks iMarketKorea’s business with Samsung has no value. While we recognize that some of that revenue is at risk when the

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	49

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MASGX)	-4.81%	-1.40%	-5.24%	4/30/15
Institutional Class (MISFX)	-4.69%	-1.16%	-5.00%	4/30/15
MSCI AC Asia ex Japan Index[4]	-6.25%	5.76%	-8.86%
Lipper Pacific Funds Category Average[5]	-5.11%	4.28%	-5.11%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Total Access Communication Public Co., Ltd. NVDR	Telecommunication Services	Thailand	3.4%
Lupin, Ltd.	Health Care	India	3.3%
MTR Corp., Ltd.	Industrials	China/Hong Kong	2.9%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	2.8%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	2.6%
CSPC Pharmaceutical Group, Ltd.	Health Care	China/Hong Kong	2.5%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	2.5%
Ipca Laboratories, Ltd.	Health Care	India	2.2%
KT Skylife Co., Ltd.	Consumer Discretionary	South Korea	2.2%
% OF ASSETS IN TOP TEN			27.2%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

50	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

contract between iMarketKorea and Samsung expires, we believe it is unlikely that Samsung will move its procurement services entirely in-house, as it is a non-core, high volume and low value-add business for Samsung.

Notable Portfolio Changes:

During the year, we increased the Fund’s exposure to financial institutions that cater to the underbanked micro and small enterprises in emerging Asia by initiating positions in banks such as BRAC Bank of Bangladesh. Backed by the world’s largest non-governmental organization (BRAC) of the same name, and IFC, a World Bank affiliate, we believe BRAC Bank is a well-run private bank, with leading market share in a niche area that focuses on the profitable “missing middle”—a segment not catered to by either microfinance institutions or large corporate-focused banks. Its subsidiary bKash also holds dominant market share in mobile wallet payments in Bangladesh and should provide another avenue for growth. BRAC Bank is a member of the Global Alliance of Banking on Values, a leading network of banks that focuses on sustainable economic, social and environmental development. A quarter of BRAC Bank’s board is female and nearly 90% of its customers adhere to the environmental standards set by the bank.

During the fourth quarter of the year, we exited Greatek, a Taiwanese integrated circuit assembly and testing company, in order to take profits in a position we first initiated at depressed valuations in 2015.

Outlook:

Just as 2016 held many unexpected outcomes—including Brexit and Donald Trump’s win—we expect 2017 to be equally as unpredictable. Among the unknowns are the actual trade, tax, environmental and fiscal policies under a Trump administration. Elections in France and Germany and the actual trajectory of Federal Reserve rate hikes also remain difficult to predict. But we take comfort in economic fundamentals that appear to be improving globally as well as positive nominal GDP growth prospects in Asia. Furthermore, Asian consumers are increasingly focusing on products and services with positive environmental and social impacts, while Asian governments and regulators are pushing companies to strive for better environmental and governance standards—regardless of whether the U.S. continues to carry on the policies of the Obama administration. We believe such a push provides an encouraging backdrop in which to pursue ESG-focused investing in Asia.

We employ a fundamental, bottom-up investment process in managing a portfolio of companies that make a positive environmental, social and economic impact while aiming to generate profitable growth. We will be on the lookout for market dislocations in Asia as they often present an opportunity to buy high-quality companies with best-in-class ESG attributes at reasonable prices. We remain excited about the prospects of identifying and engaging with attractive ESG investment opportunities in Asia.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	19.7
India	16.0
Taiwan	12.3
Japan	11.7
South Korea	11.4
Thailand	4.6
Philippines	4.3
Bangladesh	4.2
Pakistan	3.8
Indonesia	2.8
Singapore	2.7
Luxembourg	1.9
Sri Lanka	1.6
Vietnam	0.8
Cash and Other Assets, Less Liabilities	2.2

SECTOR ALLOCATION (%)[8]
Health Care	21.1
Financials	15.6
Consumer Discretionary	14.1
Industrials	12.6
Information Technology	11.1
Consumer Staples	8.1
Telecommunication Services	7.1
Utilities	4.7
Real Estate	2.4
Materials	1.0
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	14.0
Large Cap ($10B–$25B)	9.9
Mid Cap ($3B–10B)	20.3
Small Cap (under $3B)	53.7
Cash and Other Assets, Less Liabilities	2.2

7	Not all countries are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	51

Matthews Asia ESG Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 95.8%

	Shares	Value
CHINA/HONG KONG: 19.7%
MTR Corp., Ltd.	52,000	$252,108
JD.com, Inc. ADR[b]	9,600	244,224
CSPC Pharmaceutical Group, Ltd.	206,000	219,344
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	86,800	218,680
AIA Group, Ltd.	32,600	182,620
Sino Biopharmaceutical, Ltd.	175,000	122,715
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares*	179,000	110,472
HKBN, Ltd.	91,500	100,267
China Conch Venture Holdings, Ltd.	54,000	95,902
Guangdong Investment, Ltd.	70,000	92,181
Haier Electronics Group Co., Ltd.	56,000	87,851

Total China/Hong Kong		1,726,364

INDIA: 16.0%
Lupin, Ltd.	13,176	287,947
Ipca Laboratories, Ltd.[b]	25,000	195,951
Bharat Financial Inclusion, Ltd.[b]	20,669	178,014
Shriram City Union Finance, Ltd.	6,545	174,565
Infosys, Ltd.	10,000	148,425
Bata India, Ltd.	20,117	133,254
Power Grid Corp. of India, Ltd.[b]	49,064	132,382
Bharti Infratel, Ltd.	17,423	88,050
Sanofi India, Ltd.	964	61,082

Total India		1,399,670

TAIWAN: 12.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	41,000	229,652
Zhen Ding Technology Holding, Ltd.	76,000	149,367
Sitronix Technology Corp.	45,000	142,641
Merida Industry Co., Ltd.	24,000	106,847
Tehmag Foods Corp.	15,000	93,491
KD Holding Corp.	17,000	91,781
Sporton International, Inc.	17,247	91,241
CHC Resources Corp.	53,000	86,993
Lumax International Corp., Ltd.	53,000	86,556

Total Taiwan		1,078,569

JAPAN: 11.7%
Daikin Industries, Ltd.	1,800	164,896
Tsukui Corp.	24,200	163,608
Hoya Corp.	3,800	159,332
Bunka Shutter Co., Ltd.	14,800	113,774
Koito Manufacturing Co., Ltd.	2,100	110,901
Nakanishi, Inc.	2,800	108,224
Nihon Housing Co., Ltd.	3,400	89,600
Ain Holdings, Inc.	900	59,485
LINE Corp. ADR[b]	1,700	57,817

Total Japan		1,027,637

SOUTH KOREA: 9.4%
KT Skylife Co., Ltd.	13,593	194,367
Hanon Systems	22,787	194,054
DGB Financial Group, Inc.	19,481	157,412

	Shares	Value
Samsung Biologics Co., Ltd.[b]	838	$104,767
iMarketKorea, Inc.	11,769	101,210
Samjin Pharmaceutical Co., Ltd.	2,369	67,982

Total South Korea		819,792

THAILAND: 4.6%
Total Access Communication Public Co., Ltd. NVDR	280,300	294,789
Kasikornbank Public Co., Ltd. NVDR	21,800	107,665

Total Thailand		402,454

PHILIPPINES: 4.3%
Puregold Price Club, Inc.	244,200	191,578
Energy Development Corp.	1,797,600	186,028

Total Philippines		377,606

BANGLADESH: 4.2%
BRAC Bank, Ltd.	184,657	150,592
GrameenPhone, Ltd.	38,776	140,156
Square Pharmaceuticals, Ltd.	22,938	72,695

Total Bangladesh		363,443

PAKISTAN: 3.8%
Abbott Laboratories Pakistan, Ltd.	18,350	168,315
Bank Alfalah, Ltd.	448,000	162,933

Total Pakistan		331,248

INDONESIA: 2.8%
PT Bank Rakyat Indonesia Persero	288,400	249,095

Total Indonesia		249,095

SINGAPORE: 2.7%
Parkway Life REIT	73,800	120,269
Raffles Medical Group, Ltd.	117,400	115,806

Total Singapore		236,075

LUXEMBOURG: 1.9%
L’Occitane International SA	85,750	162,333

Total Luxembourg		162,333

SRI LANKA: 1.6%
Nestle Lanka PLC	10,717	143,220

Total Sri Lanka		143,220

VIETNAM: 0.8%
FPT Corp.	37,320	72,038

Total Vietnam		72,038

TOTAL COMMON EQUITIES:		8,389,544

(Cost $8,456,936)

52	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

December 31, 2016

Schedule of Investmentsa  (continued)

PREFERRED EQUITIES: 2.0%

	Shares	Value
SOUTH KOREA: 2.0%
Samsung SDI Co., Ltd., Pfd.	3,852	$173,961

Total South Korea		173,961

TOTAL PREFERRED EQUITIES		173,961

(Cost $170,277)

Total Investments: 97.8%		8,563,505
(Cost $8,627,213c)

CASH AND OTHER ASSETS, LESS LIABILITIES : 2.2%		193,922

NET ASSETS: 100.0%		$8,757,427

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $110,472, which is 1.26% of net assets.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $8,650,925 and net unrealized depreciation consists of:

Gross unrealized appreciation	$597,782
Gross unrealized depreciation	(685,202)

Net unrealized depreciation	($87,420)

ADR	American Depositary Receipt

NVDR	Non-voting Depositary Receipt

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	53

PORTFOLIO MANAGERS*
Taizo Ishida	Robert Harvey, CFA
Lead Manager	Lead Manager

* Effective April 29, 2016 Robert Harvey became a Lead Manager of this Fund.

FUND FACTS
	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$13.18	$13.22
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.77%	1.62%
After Fee Waiver and Reimbursement[2]	1.47%	1.25%
Portfolio Statistics
Total # of Positions		71
Net Assets		$240.9 million
Weighted Average Market Cap		$2.2 billion
Portfolio Turnover[3]		34.90%
Benchmark
MSCI Emerging Markets Asia Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Once fully invested and under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Emerging Asia Fund returned 19.25% (Investor Class) and 19.61% (Institutional Class) outperforming its benchmark, the MSCI Emerging Markets Asia Index, which returned 6.53%. For the fourth quarter, the Fund declined –0.89% (Investor Class) and
–0.78% (Institutional Class) versus –5.99% for the Index.

Market Environment:

Globally, equity markets ended 2016 in positive territory. However, December was a mixed month as markets digested India’s demonetization exercise, a presidential impeachment scandal in South Korea and the unforeseen results of the U.S. presidential election, including the constant debate as to the uncertainty over the policy effects of an incoming Trump administration on international trade. U.S. equities, the U.S. dollar and U.S. interest rates were all higher during December, leaving emerging and Asian markets flat to slightly weaker as investors remained concerned that a stronger U.S. dollar would continue to be a headwind going into 2017.

Following a weak start to the year, global emerging and frontier markets ended 2016 up, driven primarily by a broad advance in cyclicals, commodities and energy stocks. In U.S. dollar terms, emerging markets saw low double-digit returns comparable to the S&P 500 Index, which ended the year up just under 12%.

Performance Contributors and Detractors:

For the one-year period, Pakistan and Vietnam—which both boasted relatively strong domestic economies and solid market earnings growth—were the two biggest contributors to Fund performance. By security, the leading performer in the portfolio was again The Searle Company of Pakistan, which has seen its share price perform strongly over the past two years.

Sri Lanka and Thailand both showed relative underperformance versus the benchmark during the year. Sri Lanka’s poor market performance did not come as a big surprise as the country faces both political and fiscal challenges, but the poor stock performance resulted partly from the unexpected resignation of National Development Bank’s CEO. Our holding in Sri Lanka’s freight and logistics company, Expolanka, also reported disappointing profit performance and its share price was further negatively impacted by continued selling from a large institutional investor. Thailand’s market, on the other hand, performed well during the year. However, our limited exposure to Thai holdings, compared to the Index, detracted from returns.

Notable Portfolio Changes:

During the fourth quarter, we made some portfolio changes with regard to holdings in Indonesia and the Philippines, initiating a new position in a food industry firm with a strong portfolio of brands. The company is looking to leverage its strong brand names, while also moving more toward an insourcing model. The changes are not without risk, but we think the possible rewards of a successful transformation when combined with the valuation make the company attractive. The second position we initiated was in a small but growing education company that has recently begun to generate solid cash flows. The firm intends to deploy its

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

54	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MEASX)	-0.89%	19.25%	10.90%	8.64%	4/30/13
Institutional Class (MIASX)	-0.78%	19.61%	11.20%	8.90%	4/30/13
MSCI Emerging Markets Asia Index[4]	-5.99%	6.53%	0.51%	0.99%
Lipper Emerging Markets Funds Category Average[5]	-4.94%	8.77%	-3.32%	-3.00%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
The Searle Company, Ltd.	Health Care	Pakistan	2.9%
PT Bank Mandiri Persero	Financials	Indonesia	2.8%
Vinh Hoan Corp.	Consumer Staples	Vietnam	2.7%
PC Jeweller, Ltd.	Consumer Discretionary	India	2.7%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.6%
BRAC Bank, Ltd.	Financials	Bangladesh	2.6%
Square Pharmaceuticals, Ltd.	Health Care	Bangladesh	2.6%
PT Gudang Garam	Consumer Staples	Indonesia	2.6%
K-Electric, Ltd.	Utilities	Pakistan	2.5%
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	2.4%
% OF ASSETS IN TOP TEN			26.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	55

COUNTRY ALLOCATION (%)[7,8]
Pakistan	20.9
Vietnam	15.2
Bangladesh	13.0
Indonesia	12.8
India	11.1
China/Hong Kong	8.2
Philippines	6.2
Sri Lanka	6.2
Australia	1.0
Singapore	0.9
Thailand	0.7
Cash and Other Assets, Less Liabilities	3.8

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	22.8
Consumer Staples	20.9
Financials	15.9
Health Care	11.3
Industrials	10.2
Materials	4.6
Real Estate	3.4
Energy	2.6
Utilities	2.5
Information Technology	2.0
Cash and Other Assets, Less Liabilities	3.8

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	2.8
Mid Cap ($3B–10B)	13.5
Small Cap (under $3B)	79.9
Cash and Other Assets, Less Liabilities	3.8

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited) (continued)

income to raise the quality of its product, entrenching its position in the local market. During the quarter, we also decided to trim our position in a Philippine operating company in order to switch up the capital structure to the holding company. We made the move as there was a material valuation gap and we sought to invest alongside the group’s founders.

Outlook:

Given that the timing and quantum of the impact on changing political policies is so uncertain, it seems even more difficult than usual to outline what may lie ahead. We have entered into a period in which there are perhaps more global strongmen in power than we have seen for quite some time, and it is possible they may feel compelled to flex their muscles in 2017. Elections throughout parts of Europe could lead that region to disrupt markets, and the protectionist rhetoric emanating from President Donald Trump may continue to challenge Asia. Obviously, material changes to trade policies, including a new “border tax” could substantially impact sentiment and share prices over the shorter term. It could also impact currencies as it seems many have forgotten that every action creates a reaction. These are just some of the “known unknowns” presenting themselves as we enter 2017.

Looking at Asia’s emerging markets, they have been quite resilient and although we don’t have a strong sense of how the global trade environment will change, we believe the combination of “lowest” cost manufacturing and growing exports along with domestic demand growth could place our markets in a relatively resilient position for the year ahead.

56	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 96.2%

	Shares	Value
PAKISTAN: 20.9%
The Searle Company, Ltd.	1,114,949	$6,983,880
K-Electric, Ltd.[b]	66,568,500	5,973,703
PAK Suzuki Motor Co., Ltd.	907,700	5,329,406
Indus Motor Co., Ltd.	300,300	4,640,735
Shifa International Hospitals, Ltd.	1,506,251	4,436,279
ICI Pakistan, Ltd.	451,900	4,302,434
Pakistan Petroleum, Ltd.	2,127,300	3,835,120
Habib Bank, Ltd.	1,370,900	3,588,967
National Foods, Ltd.	893,500	3,210,180
Abbott Laboratories Pakistan, Ltd.	343,400	3,149,833
Hum Network, Ltd.[b]	17,144,500	2,462,238
GlaxoSmithKline Pakistan, Ltd.	910,940	2,034,949
GlaxoSmithKline Consumer Healthcare Pakistan, Ltd.[b,c]	273,282	332,382

Total Pakistan		50,280,106

VIETNAM: 15.2%
Vinh Hoan Corp.	2,543,540	6,445,984
Tien Phong Plastic JSC	1,551,020	5,278,822
Phu Nhuan Jewelry JSC	1,734,543	5,079,087
National Seed JSC†	979,585	3,985,771
Mobile World Investment Corp.	510,227	3,489,941
Thien Long Group Corp.	684,450	3,035,855
Nam Long Investment Corp.	2,975,880	2,897,130
Lix Detergent JSC	889,305	2,219,375
DHG Pharmaceutical JSC	436,320	1,875,734
Dinh Vu Port Investment & Development JSC	517,550	1,636,450
Saigon Securities, Inc.	820,828	705,011

Total Vietnam		36,649,160

BANGLADESH: 13.0%
BRAC Bank, Ltd.	7,745,915	6,316,961
Square Pharmaceuticals, Ltd.	1,983,625	6,286,527
British American Tobacco Bangladesh Co., Ltd.	183,492	5,796,573
United Commercial Bank, Ltd.	18,188,667	4,933,205
Berger Paints Bangladesh, Ltd.	110,998	3,273,169
Olympic Industries, Ltd.	658,084	2,577,916
Marico Bangladesh, Ltd.	182,304	2,141,260

Total Bangladesh		31,325,611

INDONESIA: 12.8%
PT Bank Mandiri Persero	7,956,000	6,809,412
PT Gudang Garam	1,323,800	6,265,726
PT Matahari Department Store	4,226,400	4,730,794
PT Hexindo Adiperkasa	15,550,300	3,520,387
PT Mayora Indah	23,485,800	2,867,630
PT Catur Sentosa Adiprana	66,510,100	2,589,849
PT Sumber Alfaria Trijaya	28,307,700	1,316,926
PT Adira Dinamika Multi Finance	2,562,100	1,280,553
PT Indofood CBP Sukses Makmur	1,791,600	1,137,204
PT BFI Finance Indonesia	795,000	206,532

Total Indonesia		30,725,013

	Shares	Value
INDIA: 11.1%
PC Jeweller, Ltd.	1,102,185	$6,413,095
Balkrishna Industries, Ltd.	302,379	4,907,818
Praj Industries, Ltd.	3,594,497	4,239,697
Supreme Industries, Ltd.	178,934	2,392,323
Cipla India, Ltd.	266,484	2,229,478
Shriram Transport Finance Co., Ltd.	169,759	2,129,618
VST Industries, Ltd.	49,694	1,761,073
Info Edge India, Ltd.	124,174	1,635,139
Shalimar Paints, Ltd.[b]	525,830	1,075,537

Total India		26,783,778

CHINA/HONG KONG: 8.2%
Shenzhou International Group Holdings, Ltd.	1,011,000	6,374,029
Luk Fook Holdings International, Ltd.	1,822,000	4,748,087
Tongda Group Holdings, Ltd.	12,470,000	3,201,565
Future Bright Holdings, Ltd.	18,612,000	1,959,002
Red Star Macalline Group Corp., Ltd. H Shares*	1,866,200	1,923,091
The 13 Holdings, Ltd.[b]	5,608,000	1,641,648

Total China/Hong Kong		19,847,422

PHILIPPINES: 6.2%
San Miguel Pure Foods Co., Inc.	753,370	3,500,698
Puregold Price Club, Inc.	4,072,300	3,194,764
STI Education Systems Holdings, Inc.	158,157,000	3,085,990
Cosco Capital, Inc.	16,704,800	2,854,784
Vista Land & Lifescapes, Inc.	12,519,100	1,244,037
Emperador, Inc.	7,631,300	1,074,561

Total Philippines		14,954,834

SRI LANKA: 6.2%
Sampath Bank PLC	3,087,719	5,367,437
National Development Bank PLC	3,374,293	3,513,950
Expolanka Holdings PLC	51,922,585	2,183,660
Teejay Lanka PLC	7,456,936	2,130,553
Hemas Holdings PLC	2,203,512	1,437,949
Lanka Orix Leasing Co. PLC[b]	573,466	277,619

Total Sri Lanka		14,911,168

AUSTRALIA: 1.0%
Oil Search, Ltd.	467,309	2,405,135

Total Australia		2,405,135

SINGAPORE: 0.9%
Yoma Strategic Holdings, Ltd.	5,491,766	2,211,633

Total Singapore		2,211,633

matthewsasia.com | 800.789.ASIA	57

Matthews Emerging Asia Fund

December 31, 2016

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
THAILAND: 0.7%
SNC Former Public Co., Ltd.	4,002,800	$1,673,652

Total Thailand		1,673,652

TOTAL INVESTMENTS: 96.2%		231,767,512
(Cost $204,337,992d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.8%		9,120,471

NET ASSETS: 100.0%		$240,887,983

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $1,923,091, which is 0.80% of net assets.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Illiquid security, trading was halted at December 31, 2016.

d	Cost for federal income tax purposes is $204,807,907 and net unrealized appreciation consists of:

Gross unrealized appreciation	$40,429,349
Gross unrealized depreciation	(13,469,744)

Net unrealized appreciation	$26,959,605

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

JSC	Joint Stock Co.

See accompanying notes to financial statements.

58	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS*
Michael J. Oh, CFA
Lead Manager
Lydia So, CFA	Robert Harvey, CFA
Co-Manager	Co-Manager

* Effective April 29, 2016 Robert Harvey became a Co-Manager of this Fund.

FUND FACTS
	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$10.10	$10.14
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.24%	1.01%
Portfolio Statistics
Total # of Positions		49
Net Assets		$100.5 million
Weighted Average Market Cap		$40.4 billion
Portfolio Turnover[2]		92.25%
Benchmark
MSCI AC Asia ex Japan Index‡
MSCI AC Asia Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asia Innovators Fund returned –9.10% (Investor Class) and –8.92% (Institutional Class) while its primary benchmark, the MSCI All Country Asia ex Japan Index, returned 5.76%, and its secondary benchmark, the MSCI All Country Asia Index, returned 4.27%. For the fourth quarter of the year, the Fund returned
–10.26% (Investor Class) and –10.30% (Institutional Class), while its primary benchmark returned –6.25% and its secondary benchmark returned –3.47%.

Market Environment:

The environment was challenging in 2016 for Asia’s high-growth and small-cap companies, as large-cap, value companies strongly outperformed the region’s broader markets. Additionally, we saw an ongoing sector rotation from quality, defensive stocks to sectors such as energy, materials and heavy industrials, which performed strongly, mostly due to their deep discount relative to overall market valuations. This trend gained more momentum following the U.S. presidential election in November as Donald Trump’s plan for more infrastructure spending is expected to benefit these sectors. There is lingering uncertainty in the market, as we have yet to see any concrete economic policies from the incoming U.S. administration. Any unexpected change in economic policies could cause some volatility in the Asian region in the coming months.

Performance Contributors and Detractors:

The year saw a strong rebound in deep-cyclical and commodity companies, such as energy and materials, and our limited exposure to these sectors hurt the portfolio’s relative performance for the year. At the same time, portfolio holdings that performed strongly over the last three and five years, such as Chinese consumer-related stocks, underperformed the broader market in 2016.

One of the portfolio’s worst performers in 2016 was China’s largest B2C e-commerce company, JD.com. In general, Chinese internet companies were major detractors to Fund performance during the year on the back of slowing growth in the internet industry as well as generally poor sentiment toward China among investors. However, despite the industry’s short-term challenges, the internet sector remains a core part of our long-term strategy.

China Biologic Products was another detractor to the portfolio’s performance for the year. The China-based biopharmaceutical company, which specializes in plasma-related products, has performed well in the last three years, and the fundamentals remained solid as the company sustained decent earnings growth. Nevertheless, the stock performed poorly as the overall health care sector underperformed the broader benchmark due to its relatively high valuation, and as investors rotated out of growth companies into value names during the year.

On the other hand, the largest contributor to Fund performance in 2016 came from Samsung Electronics. Samsung faced several challenges during the year as one of its major products faced a recall—but a series of shareholder-friendly policies, coupled with the company’s dominant position and improving industry profitability, helped the company’s share price performance.

Vietnam’s Mobile World Investment, an electronics retailer that specializes in mobile products, also performed well in 2016. The firm has successfully ventured into other retailing formats, and strong growth drove its performance during the year.

(continued)

‡	Effective on April 29, 2016, the Matthews Asia Innovators Fund changed its primary benchmark to the MSCI AC Asia Ex Japan Index and its secondary index became the MSCI AC Asia Index.
1	Actual 2016 expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	59

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	-10.26%	-9.10%	1.23%	9.93%	5.21%	1.96%		12/27/99
Institutional Class (MITEX)	-10.30%	-8.92%	1.44%	n.a.	n.a.	7.51%		4/30/13
MSCI AC Asia ex Japan Index[3]	-6.25%	5.76%	0.42%	5.13%	3.99%	5.30%	[4]
MSCI AC Asia Index[3]	-3.47%	4.27%	1.57%	6.68%	1.97%	1.90%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	-7.69%	2.75%	-0.27%	4.84%	3.94%	5.79%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition. Effective on April 29, 2016, the Matthews Asia Innovators Fund changed its primary benchmark to the MSCI AC Asia ex Japan Index and its secondary index became the MSCI AC Asia Index.

4	Calculated from 12/31/99.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	4.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.9%
PT Bank Mandiri Persero	Financials	Indonesia	3.4%
Baidu, Inc.	Information Technology	China/Hong Kong	3.3%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.0%
Hugel, Inc.	Health Care	South Korea	3.0%
NetEase, Inc.	Information Technology	China/Hong Kong	2.9%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	2.9%
Info Edge India, Ltd.	Information Technology	India	2.7%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	South Korea	2.7%
% OF ASSETS IN TOP TEN			32.2%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

60	MATTHEWS ASIA FUNDS

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

A major change we made in 2016 was increasing our exposure to the financials sector. One of the key criteria in selecting financials is seeking institutions that are well-positioned in the mobile and internet banking space and also attractively valued. We sourced such banks in Bangladesh, Indonesia, Thailand and South Korea.

While the information technology sector as a whole remains a key part of our strategy, we also reduced our exposure to Chinese internet companies. Although we maintain a positive long-term outlook for these companies, we expect overall growth to slow in the coming years.

Outlook:

The outlook for Asia faces some uncertainty, as the economic policies from the incoming U.S. presidential administration are still being determined. Additionally, the region may continue to experience volatility from potentially tighter monetary policy in the U.S. However, we continue to focus on industry innovators that can capture secular trends that are less impacted by short-term monetary or fiscal policies. We continue to seek innovative companies with products or services that will benefit from rising disposable income in the region. Within that framework, we aim to identify companies with sustainable competitive advantages, capable and committed management teams and strong financials.

While 2016 was a challenging year for Fund performance, we remain confident that innovation will be a key driver in creating shareholder value in Asia. As the region continues to shift toward a services-oriented, consumer-driven economy, we believe it will enable its companies to innovate and develop products that are unique to the region. We also expect a healthy environment for innovative companies in the region as productivity growth is likely to lead Asia’s growth going forward.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	32.9
South Korea	22.2
Taiwan	10.3
India	9.4
Indonesia	9.0
Thailand	3.8
Philippines	2.7
Vietnam	2.4
Bangladesh	2.0
Australia	1.5
Singapore	1.3
Sri Lanka	1.1
United States	0.6
Japan	0.2
Cash and Other Assets, Less Liabilities	0.6

SECTOR ALLOCATION (%)[8]
Information Technology	39.1
Consumer Discretionary	17.3
Financials	15.7
Health Care	14.0
Consumer Staples	10.0
Materials	1.4
Telecommunication Services	1.1
Industrials	0.8
Cash and Other Assets, Less Liabilities	0.6

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	26.7
Large Cap ($10B–$25B)	18.2
Mid Cap ($3B–10B)	18.7
Small Cap (under $3B)	35.8
Cash and Other Assets, Less Liabilities	0.6

7	Not all countries are included in the benchmark index(es).

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	61

Matthews Asia Innovators Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 93.8%

	Shares	Value
CHINA/HONG KONG: 32.9%
Tencent Holdings, Ltd.	180,900	$4,386,303
Baidu, Inc. ADR[b]	20,200	3,321,082
NetEase, Inc. ADR	13,700	2,950,158
JD.com, Inc. ADR[b]	106,500	2,709,360
Sino Biopharmaceutical, Ltd.	3,606,000	2,528,636
Ctrip.com International, Ltd. ADR[b]	62,900	2,516,000
TAL Education Group ADR[b]	33,900	2,378,085
Tongda Group Holdings, Ltd.	8,380,000	2,151,493
Jiangsu Hengrui Medicine Co., Ltd. A Shares	317,345	2,068,806
China Biologic Products, Inc.[b]	19,100	2,053,632
PICC Property & Casualty Co., Ltd. H Shares	1,258,000	1,945,713
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	2,292,000	1,526,472
Ping An Insurance Group Co. of China, Ltd. H Shares	300,500	1,492,909
YY, Inc. ADR[b]	25,700	1,013,094

Total China/Hong Kong		33,041,743

SOUTH KOREA: 16.6%
Samsung Electronics Co., Ltd.	2,056	3,059,972
Hugel, Inc.[b]	11,216	2,975,087
Hana Financial Group, Inc.	100,104	2,583,690
Naver Corp.	3,085	1,975,565
Hana Tour Service, Inc.	35,091	1,917,207
SK Hynix, Inc.	39,240	1,443,879
Samsung SDI Co., Ltd.	15,371	1,383,749
BGF Retail Co., Ltd.	19,521	1,321,599

Total South Korea		16,660,748

TAIWAN: 10.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	705,000	3,948,885
Ennoconn Corp.	177,162	2,247,193
Wistron NeWeb Corp.	719,000	1,917,924
Delta Electronics, Inc.	301,511	1,482,267
Aerospace Industrial Development Corp.	641,000	758,765

Total Taiwan		10,355,034

INDIA: 9.4%
Info Edge India, Ltd.	209,009	2,752,257
IndusInd Bank, Ltd.	129,253	2,104,156
Lupin, Ltd.	75,059	1,640,333
Britannia Industries, Ltd.	35,934	1,525,311
Supreme Industries, Ltd.	106,077	1,418,235

Total India		9,440,292

INDONESIA: 9.0%
PT Bank Mandiri Persero	4,038,300	3,456,316
PT Media Nusantara Citra	17,273,000	2,240,830
PT Sumber Alfaria Trijaya	37,905,900	1,763,452
PT Matahari Department Store	1,423,800	1,593,721

Total Indonesia		9,054,319

	Shares	Value
THAILAND: 3.8%
Kasikornbank Public Co., Ltd.	437,900	$2,162,677
Major Cineplex Group Public Co., Ltd.	1,772,100	1,617,932

Total Thailand		3,780,609

PHILIPPINES: 2.7%
Puregold Price Club, Inc.	2,101,900	$1,648,964
San Miguel Pure Foods Co., Inc.	235,010	1,092,025

Total Philippines		2,740,989

VIETNAM: 2.4%
Mobile World Investment Corp.	353,735	2,419,539

Total Vietnam		2,419,539

BANGLADESH: 2.0%
BRAC Bank, Ltd.	2,438,993	1,989,052

Total Bangladesh		1,989,052

AUSTRALIA: 1.5%
carsales.com, Ltd.	186,802	1,526,128

Total Australia		1,526,128

SINGAPORE: 1.3%
Raffles Medical Group, Ltd.	1,338,800	1,320,626

Total Singapore		1,320,626

SRI LANKA: 1.1%
Dialog Axiata PLC	15,687,064	1,099,561

Total Sri Lanka		1,099,561

UNITED STATES: 0.6%
Cognizant Technology Solutions Corp. Class Ab	10,300	577,109

Total United States		577,109

JAPAN: 0.2%
LINE Corp. ADR[b]	6,400	217,664

Total Japan		217,664

Total COMMON EQUITIES:		94,223,413

(Cost $80,930,030)

62	MATTHEWS ASIA FUNDS

Matthews Asia Innovators Fund

December 31, 2016

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 5.6%

	Shares	Value
SOUTH KOREA: 5.6%
Samsung Electronics Co., Ltd., Pfd.	2,443	$2,892,600
LG Household & Health Care, Ltd., Pfd.	5,849	2,724,060

Total South Korea		5,616,660

TOTAL PREFERRED EQUITIES		5,616,660

(Cost $3,850,259)

TOTAL INVESTMENTS: 99.4%		99,840,073
(Cost $84,780,289c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		630,881

NET ASSETS: 100.0%		$100,470,954

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $85,483,489 and net unrealized appreciation consists of:

Gross unrealized appreciation	$17,887,877
Gross unrealized depreciation	(3,531,293)

Net unrealized appreciation	$14,356,584

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	63

PORTFOLIO MANAGERS
Andrew Mattock, CFA
Lead Manager
Henry Zhang, CFA	Winnie Chwang
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$15.47	$15.44
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.18%	1.03%
Portfolio Statistics
Total # of Positions		36
Net Assets		$511.8 million
Weighted Average Market Cap		$80.0 billion
Portfolio Turnover[2]		80.54%
Benchmark
MSCI China Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews China Fund declined –5.18% (Investor Class) and –5.06% (Institutional Class) while its benchmark, the MSCI China Index, returned 1.11%. For the fourth quarter of the year, the Fund declined –6.14% (Investor Class) and
–6.13% (Institutional Class) versus –7.07% for the Index.

Market Environment:

Over the course of 2016, China has maintained steady economic growth with modest inflation. China’s producer price index steadily improved from -5.3% at the beginning of the year to 3.3% in November, as supply-side reform in oversupplied sectors, such as coal and steel, have yielded meaningful results. Retail sales remained strong throughout the year, and domestic consumption continued to serve as a major driving force for the country’s GDP growth. The government has largely stayed on course with economic restructuring and reform despite some downward economic pressure. Given the strength of the U.S. dollar, the Chinese renminbi depreciated about 7% in the last year. As a result, China suffered capital outflows, as indicated by the third consecutive year of decline in its foreign exchange reserves.

Performance Contributors and Detractors:

The consumer discretionary sector was the major source of relative underperformance throughout 2016. JD.com and Chongqing Changan Automobile were two major detractors. JD.com suffered from renewed skepticism in the associated costs involved with its logistics rollout. Chongqing Changan’s underperformance was harder to explain given it was trading at less than 5x earnings and a dividend yield of over 6%. The company is still struggling to make money in its locally branded cars, but we believe this is already reflected in the price. The real estate sector was also a drag for the year although the physical market was robust. Our two key holdings, China Overseas Land & Investment and China Resources Land have suffered from negative macro noise, but we believe as 2016 came to a close, these two companies strengthened their competitive positions in the sector.

Semiconductor Manufacturing International Corporation was a major contributor to the Fund’s performance for the year. Its continued expansion in the semiconductor space and full utilization has enabled it to reach a scale where it can self-fund its capital expenditure requirements.

Notable Portfolio Changes:

In 2016, we continued to streamline the Fund and now have between 35 and 40 holdings. The rationale for this is to ensure that all our holdings in the Fund are high conviction. Reducing the number of positions ensures that only the best stocks survive. We have exited a number of holdings in this consolidation process, including Air China, Bank of China (Hong Kong) and China Vanke. We recently added SINA and Brilliance China Automotive Holdings. SINA is an internet company that attempts to capture the social media trends that are evolving in China by providing a diverse platform for communication. Brilliance China, BMW’s joint venture partner in China, has come to the end of its inventory destocking cycle and has several new models planned for 2017.

Outlook:

China’s economy has made significant progress in supply-side reform and achieved stable growth throughout 2016. It is also encouraging to see the producer price index has consistently improved since the beginning of the year. However,

(continued)

1	Actual 2016 expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

64	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	-6.14%	-5.18%	-2.45%	2.11%	4.90%	8.55%		2/19/98
Institutional Class (MICFX)	-6.13%	-5.06%	-2.32%	2.27%	n.a.	-1.80%		10/29/10
MSCI China Index[3]	-7.07%	1.11%	0.37%	5.29%	3.96%	3.15%	[4]
Lipper China Region Funds Category Average[5]	-7.21%	-2.33%	-0.67%	5.36%	3.46%	6.34%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

4	Calculated from 2/28/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	11.5%
China Life Insurance Co., Ltd.	Financials	7.2%
China Construction Bank Corp.	Financials	5.3%
Alibaba Group Holding, Ltd.	Information Technology	4.9%
Ping An Insurance Group Co. of China, Ltd.	Financials	4.9%
China Merchants Bank Co., Ltd.	Financials	4.8%
Chongqing Rural Commercial Bank Co., Ltd.	Financials	3.6%
CITIC Securities Co., Ltd.	Financials	3.5%
Industrial & Commercial Bank of China, Ltd.	Financials	3.2%
NetEase, Inc.	Information Technology	3.1%
% OF ASSETS IN TOP TEN		52.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	65

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	100.4
Liabilities in Excess of Cash and Other Assets	-0.4

SECTOR ALLOCATION (%)[7]
Financials	32.5
Information Technology	30.1
Consumer Discretionary	12.7
Industrials	7.6
Materials	4.9
Real Estate	4.5
Energy	4.0
Utilities	2.8
Consumer Staples	0.9
Health Care	0.4
Liabilities in Excess of Cash and Other Assets	-0.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	60.9
Large Cap ($10B-$25B)	11.9
Mid Cap ($3B-10B)	23.3
Small Cap (under $3B)	4.3
Liabilities in Excess of Cash and Other Assets	-0.4

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

we remain cognizant that the nation’s structural reforms are an ongoing process. Looking ahead, China’s relatively loose fiscal and monetary policies are unlikely to soon change. We expect that China’s fiscal policy and continued adjustments in the services sector will remain major drivers for its economic growth. The government will continue its efforts to stem capital outflows due to the depreciating currency. The new Trump administration may introduce some uncertainty on the trade front between China and the U.S., which we will monitor closely. In managing the portfolio, we will continue to focus on companies that are less affected by macroeconomic uncertainty and that we believe have sustainable earnings growth and dominant market positions.

At year end, the Fund had distributed in excess of earnings and a portion of the distribution was required to be reclassified as a return of capital. The return of capital was 57 cents per share.

66	MATTHEWS ASIA FUNDS

Matthews China Fund

December 31, 2016

Consolidated Schedule of Investmentsa

COMMON EQUITIES: 100.4%

	Shares	Value
FINANCIALS: 32.5%
Banks: 16.9%
China Construction Bank Corp. H Shares	35,613,660	$27,274,024
China Merchants Bank Co., Ltd. H Shares	10,517,643	24,528,627
Chongqing Rural Commercial Bank Co., Ltd. H Shares	31,282,000	18,299,444
Industrial & Commercial Bank of China, Ltd. H Shares	27,472,000	16,379,696

		86,481,791

Insurance: 12.1%
China Life Insurance Co., Ltd. H Shares	14,236,000	36,799,330
Ping An Insurance Group Co. of China, Ltd. H Shares	5,010,500	24,892,583

		61,691,913

Capital Markets: 3.5%
CITIC Securities Co., Ltd. H Shares	8,867,500	17,918,699

Total Financials		166,092,403

INFORMATION TECHNOLOGY: 30.1%
Internet Software & Services: 25.6%
Tencent Holdings, Ltd.	2,428,900	58,893,816
Alibaba Group Holding, Ltd. ADR[b]	283,700	24,911,697
NetEase, Inc. ADR	73,210	15,765,041
SINA Corp.[b]	211,600	12,863,164
Baidu, Inc. ADR[b]	64,700	10,637,327
Baozun, Inc. ADR[b]	643,041	7,761,505

		130,832,550

Semiconductors & Semiconductor Equipment: 2.8%
Semiconductor Manufacturing International Corp.[b]	9,060,100	14,164,234

Electronic Equipment, Instruments & Components: 1.7%
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares	2,631,200	8,991,850

Total Information Technology		153,988,634

CONSUMER DISCRETIONARY: 12.7%
Internet & Direct Marketing Retail: 4.2%
JD.com, Inc. ADR[b]	429,579	10,928,490
Ctrip.com International, Ltd. ADR[b]	269,600	10,784,000

		21,712,490

Automobiles: 3.8%
Brilliance China Automotive Holdings, Ltd.	7,786,000	10,686,482
Chongqing Changan Automobile Co., Ltd. B Shares	6,118,124	8,740,132

Total Automobiles		19,426,614

Auto Components: 2.9%
Xinyi Glass Holdings, Ltd.	11,490,000	9,360,642
Fuyao Glass Industry Group Co., Ltd. A Shares	2,104,233	5,611,095

Total Auto Components		14,971,737

Household Durables: 1.8%
Gree Electric Appliances, Inc. of Zhuhai A Shares	2,583,400	9,128,477

Total Consumer Discretionary		65,239,318

	Shares	Value
INDUSTRIALS: 7.6%
Construction & Engineering: 5.4%
China State Construction International Holdings, Ltd.	8,030,000	$11,965,390
China State Construction Engineering Corp., Ltd. A Shares	8,170,039	10,361,024
China Railway Construction Corp., Ltd. H Shares	4,007,000	5,134,764

Total Construction & Engineering		27,461,178

Commercial Services & Supplies: 2.2%
China Everbright International, Ltd.	10,219,000	11,526,344

Total Industrials		38,987,522

MATERIALS: 4.9%
Construction Materials: 4.9%
Anhui Conch Cement Co., Ltd. H Shares	4,093,500	11,077,780
China National Materials Co., Ltd. H Shares	30,803,000	7,150,368
China National Building Material Co., Ltd. H Shares	14,308,000	6,929,157

Total Materials		25,157,305

REAL ESTATE: 4.5%
Real Estate Management & Development: 4.5%
China Overseas Land & Investment, Ltd.	4,404,000	11,587,586
China Resources Land, Ltd.	5,168,000	11,564,273

Total Real Estate		23,151,859

ENERGY: 4.0%
Oil, Gas & Consumable Fuels: 4.0%
China Petroleum & Chemical Corp. H Shares	16,056,000	11,307,722
China Shenhua Energy Co., Ltd. H Shares	4,963,000	9,276,914

Total Energy		20,584,636

UTILITIES: 2.8%
Water Utilities: 2.8%
Beijing Enterprises Water Group, Ltd.	21,364,000	14,139,835

Total Utilities		14,139,835

CONSUMER STAPLES: 0.9%
Beverages: 0.9%
Wuliangye Yibin Co., Ltd. A Shares	884,949	4,384,460

Total Consumer Staples		4,384,460

HEALTH CARE: 0.4%
Pharmaceuticals: 0.4%
Sino Biopharmaceutical, Ltd.	3,045,000	2,135,246

Total Health Care		2,135,246

TOTAL INVESTMENTS: 100.4%		513,861,218
(Cost $500,901,412c)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.4%)		(2,087,113)

NET ASSETS: 100.0%		$511,774,105

matthewsasia.com | 800.789.ASIA	67

Matthews China Fund

December 31, 2016

Consolidated Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $511,407,226 and net unrealized appreciation consists of:

Gross unrealized appreciation	$44,065,453
Gross unrealized depreciation	(41,611,461)

Net unrealized appreciation	$2,453,992

ADR	American Depositary Receipt

See accompanying notes to financial statements.

68	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Sunil Asnani
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$25.65	$25.77
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.12%	0.91%
Portfolio Statistics
Total # of Positions		50
Net Assets		$1.5 billion
Weighted Average Market Cap		$10.3 billion
Portfolio Turnover[2]		15.76%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews India Fund declined –1.23% (Investor Class) and –1.00% (Institutional Class) while its benchmark, the S&P Bombay Stock Exchange 100 Index returned 2.32%. For the fourth quarter of the year, the Fund declined –7.10% (Investor Class) and –7.04% (Institutional Class) versus –7.12% for the Index.

Market Environment:

Investor sentiment was volatile in 2016 due to both global and domestic factors. While GDP growth, using India’s new methodology, seemed in-line with expectations of about 7%, corporate earnings were flat for most of the year amid low-to-moderate inflation expectations—perhaps the reason the Reserve Bank of India maintained an easing stance in 2016. Defying fundamentals, the stock market continued to rally until Prime Minister Narendra Modi announced a major demonetization of India’s mainstream currency bills and the U.S. Federal Reserve raised interest rates, following which the market gave up its gains and settled at more reasonable levels.

During the year, the Indian government implemented several key reforms, such as the Goods and Services Taxes (GST) bill that simplifies the tax regime in India, and a new bankruptcy code that rightfully shifts some control from owners to lenders for distressed companies. To make India a more scalable and transparent economy, the government has taken many steps to formalize the system, such as creating a biometric identification database for the majority of its population, followed by opening over 250 million biometric-linked bank accounts with no minimum balance requirements. As a result, even the poorest can be integrated in the financial system. The recent demonetization seems to be a move in that direction, although its poor execution has led to social and economic backlash.

Performance Contributors and Detractors:

The portfolio underperformed its benchmark in 2016 primarily due to the Fund’s asset allocation. Our higher allocation in small- and mid-cap stocks and our lack of exposure to auto stocks detracted from performance. India’s auto stocks performed well due to large wage increases given to government employees during the year. Our lack of exposure to commodity-related sectors also hurt portfolio performance, as metals and energy stocks outperformed on the back of rising commodity prices.

The Fund’s underperformance was partially mitigated by stock-specific factors, especially within the health care, consumer staples and financials sectors. One such company is VST Industries, a cigarette-maker headquartered in South India. The stock was weak in 2015 amid a hawkish taxation stance taken by the government, but the company’s ability to pass the tax on to its consumers helped to sustain its business and market performance in 2016.

The portfolio’s lack of allocation in telecom stocks also helped its relative performance as the entry of a large credible player heightened competition in the industry. We have been under-allocated to this sector for many years as it is an industry with low tariffs and very high spectrum costs, and it also has become increasingly dependent on macro policy.

Notable Portfolio Changes:

During the year, we exited a few stocks that were small in size, including Ascendas India Trust and NMDC (National Mineral Development Corporation), an iron ore mining company. We sold NMDC as we felt the company was unable to exercise its pricing power despite a global rise in iron ore prices.

(continued)

1	Actual 2016 expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	69

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	-7.10%	-1.23%	17.72%	15.09%	7.57%	10.99%		10/31/05
Institutional Class (MIDNX)	-7.04%	-1.00%	17.93%	15.30%	n.a.	3.96%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	-7.12%	2.32%	7.96%	8.97%	4.45%	9.25%	[4]
Lipper India Region Funds Category Average[5]	-9.29%	0.41%	11.10%	10.24%	2.82%	7.56%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

4	Calculated from 10/31/05.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Taro Pharmaceutical Industries, Ltd.	Health Care	5.3%
Cognizant Technology Solutions Corp.	Information Technology	5.1%
IndusInd Bank, Ltd.	Financials	5.0%
ITC, Ltd.	Consumer Staples	4.7%
Kotak Mahindra Bank, Ltd.	Financials	4.7%
AIA Engineering, Ltd.	Industrials	4.3%
HDFC Bank, Ltd.	Financials	4.2%
Ajanta Pharma, Ltd.	Health Care	3.8%
eClerx Services, Ltd.	Information Technology	3.7%
Housing Development Finance Corp., Ltd.	Financials	3.6%
% OF ASSETS IN TOP TEN		44.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

70	MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

We also added to a few of our financials holdings in 2016, including Bharat Financial Inclusion, a microfinance institution. Despite its past struggles due to a politically motivated credit crisis in the state of Andhra Pradesh, we believe the company is fundamentally stronger now with better systems in place amid regulations that have also become more stringent and clear.

Outlook:

Current valuations are slightly higher than historical averages, despite earnings that have been depressed for the last several years. Earnings may continue to deteriorate in the near term due to the negative demand impact of demonetization, but should rebound once the government completes its note printing exercise. Hopefully, the government will succeed in implementing the GST in the coming year and build on current reform momentum. The outlook for the rupee will likely depend on the monetary policy stances taken by the U.S. Federal Reserve as well as the Reserve Bank of India. India’s banking sector, especially the state-owned segment, may remain challenged with bad assets unless the governments—both federal and state—push more aggressively for power reforms. That said, we believe there are many well-run, privately owned banks that are able to grow profitably amid the current asset quality crisis.

We believe that the demonetization has only postponed consumer demand, as the country is slowly finding cashless solutions and innovative pooling methods to deal with its currency issues. Our view is that in the long run this process can lead to a mainstream economy where more money is channeled into productive assets that create jobs and sustainable economic demand.

We believe investment and business reforms, and a more formal economy with simpler systems, will lead to better capital formation and effective deployment of capital toward productive assets in India, enabling it to grow faster and at more sustainable levels. Additionally, we believe it will also lead to better policy transmission, keep real interest rates positive and attract more deposits into the system versus cash being deployed in physical assets like gold and property. We believe a digital India with more formal channels will eventually enable more domestic capital to be channeled toward economic growth, a strategy successfully employed by many Asian Tigers to fight poverty.

For these reasons, we believe the current stock market volatility in India offers good opportunities for long-term investors to find well-run sustainable businesses at more reasonable prices.

COUNTRY ALLOCATION (%)[7]
India	87.2
Israel	5.3
United States	5.1
Cash and Other Assets, Less Liabilities	2.4

SECTOR ALLOCATION (%)[7]
Financials	30.6
Consumer Staples	18.9
Information Technology	14.7
Health Care	14.5
Industrials	9.5
Consumer Discretionary	6.3
Materials	3.1
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	17.6
Large Cap ($10B–$25B)	6.5
Mid Cap ($3B–10B)	22.6
Small Cap (under $3B)	50.9
Cash and Other Assets, Less Liabilities	2.4

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	71

Matthews India Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 97.6%

	Shares	Value
FINANCIALS: 30.6%
Banks: 16.7%
IndusInd Bank, Ltd.	4,625,934	$75,307,232
Kotak Mahindra Bank, Ltd.	6,697,258	70,866,615
HDFC Bank, Ltd.	2,860,165	50,711,002
DCB Bank, Ltd.[b]	10,340,054	16,344,572
Yes Bank, Ltd.	920,000	15,606,203
HDFC Bank, Ltd. ADR	206,922	12,556,027
IDFC Bank, Ltd.	13,650,467	12,023,115

		253,414,766

Thrifts & Mortgage Finance: 5.1%
Housing Development Finance Corp., Ltd.	2,958,810	54,873,831
GRUH Finance, Ltd.	4,616,010	21,916,860

		76,790,691

Consumer Finance: 4.9%
Shriram City Union Finance, Ltd.	1,873,192	49,960,818
Bharat Financial Inclusion, Ltd.[b]	1,700,000	14,641,468
Sundaram Finance, Ltd.	588,318	9,951,743

		74,554,029

Capital Markets: 3.3%
CRISIL, Ltd.	1,515,723	49,199,024
Multi Commodity Exchange of India, Ltd.	74,379	1,383,696

		50,582,720

Diversified Financial Services: 0.6%
IDFC, Ltd.[b]	11,350,467	8,946,473

Total Financials		464,288,679

CONSUMER STAPLES: 18.9%
Personal Products: 8.6%
Emami, Ltd.[b]	2,665,577	37,313,517
Dabur India, Ltd.	8,552,176	35,012,969
Bajaj Corp., Ltd.	6,199,447	33,863,735
Marico, Ltd.	6,422,328	24,609,452

		130,799,673

Tobacco: 7.5%
ITC, Ltd.	20,046,923	71,207,200
VST Industries, Ltd.†	1,185,704	42,019,379

		113,226,579

Food Products: 2.8%
Nestle India, Ltd.	244,636	21,702,366
Zydus Wellness, Ltd.	1,670,471	21,263,285

		42,965,651

Total Consumer Staples		286,991,903

INFORMATION TECHNOLOGY: 14.7%
IT Services: 11.7%
Cognizant Technology Solutions Corp. Class Ab	1,385,300	77,618,359
eClerx Services, Ltd.†	2,751,931	56,765,926
Mindtree, Ltd.	5,586,665	42,898,309

		177,282,594

	Shares	Value
Internet Software & Services: 3.0%
Info Edge India, Ltd.	3,230,761	$42,543,069
Just Dial, Ltd.[b]	633,709	3,156,247

		45,699,316

Total Information Technology		222,981,910

HEALTH CARE: 14.5%
Pharmaceuticals: 13.7%
Taro Pharmaceutical Industries, Ltd.[b]	759,400	79,942,038
Ajanta Pharma, Ltd.	2,226,230	58,310,038
Alembic Pharmaceuticals, Ltd.	2,640,862	23,108,480
Sun Pharma Advanced Research Co., Ltd.[b]	4,196,014	18,773,613
Caplin Point Laboratories, Ltd.	3,011,935	15,185,084
Sun Pharmaceutical Industries, Ltd.	1,352,917	12,526,245

		207,845,498

Health Care Equipment & Supplies: 0.8%
Poly Medicure, Ltd.	2,076,732	11,655,035

Total Health Care		219,500,533

INDUSTRIALS: 9.5%
Machinery: 5.9%
AIA Engineering, Ltd.	3,413,361	65,079,563
Thermax, Ltd.	1,183,128	12,941,595
Ashok Leyland, Ltd.[b]	9,356,152	11,007,820

		89,028,978

Air Freight & Logistics: 1.6%
Blue Dart Express, Ltd.	380,973	24,563,921

Transportation Infrastructure: 1.1%
Gujarat Pipavav Port, Ltd.	8,578,564	16,557,572

Road & Rail: 0.9%
Container Corp. of India, Ltd.	846,055	13,808,051

Total Industrials		143,958,522

CONSUMER DISCRETIONARY: 6.3%
Textiles, Apparel & Luxury Goods: 3.2%
Page Industries, Ltd.	107,100	21,508,619
Titan Co., Ltd.	3,478,691	16,714,328
Kewal Kiran Clothing, Ltd.	324,597	8,513,079
Vaibhav Global, Ltd.[b]	497,072	2,030,913

		48,766,939

Household Durables: 3.1%
Symphony, Ltd.	2,223,120	37,680,051
LA Opala RG, Ltd.	1,481,323	9,732,862

		47,412,913

Total Consumer Discretionary		96,179,852

MATERIALS: 3.1%
Chemicals: 3.1%
Supreme Industries, Ltd.	1,441,965	19,278,875
Asian Paints, Ltd.	1,176,000	15,426,173
Castrol India, Ltd.	2,299,063	12,880,620

Total Materials		47,585,668

72	MATTHEWS ASIA FUNDS

Matthews India Fund

December 31, 2016

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 97.6%	$1,481,487,067
(Cost $1,289,270,456c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%	36,723,560

NET ASSETS: 100.0%	$1,518,210,627

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $1,289,373,562 and net unrealized appreciation consists of:

Gross unrealized appreciation	$300,680,989
Gross unrealized depreciation	(108,567,484)

Net unrealized appreciation	$192,113,505

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	73

PORTFOLIO MANAGERS
Kenichi Amaki
Lead Manager
Taizo Ishida
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$18.83	$18.86
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	0.98%	0.88%
After Fee Waiver and Expense Reimbursement[2,3]	0.98%	0.88%
Portfolio Statistics
Total # of Positions		63
Net Assets		$3.0 billion
Weighted Average Market Cap		$21.9 billion
Portfolio Turnover[4]		55.15%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund*

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Japan Fund returned 0.40% (Investor Class) and 0.51% (Institutional Class), while its benchmark, the MSCI Japan Index, returned 2.73%. For the fourth quarter of the year, the Fund returned –8.65% (Investor Class) and –8.62% (Institutional Class) versus –0.14% for the Index.

Market Environment:

Japan’s equity markets experienced a drastic style rotation between the first and second halves of the year. In February, the Bank of Japan’s (BOJ) negative interest rate policy prompted a steep decline in yield curves across developed markets. This, in turn, triggered significant declines in valuations for financials, real estate and commodity-related businesses. The Fund outperformed during this period due to its focus on high-quality, stable growth companies.

However, the tides changed following the Brexit vote as yield curves started to slowly rebound. This shift became even more pronounced with the BOJ’s move to a yield curve control policy and the U.S. presidential election results. Financials rallied sharply in the second half while commodity-related sectors also outperformed on the back of rising inflation expectations. An agreement by oil-producing nations to curb production put a floor on pricing, and supported a rebound in oil-related names that included equipment and service providers. On the other hand, quality growth securities underperformed sharply as investors shifted away from stocks with relatively higher valuations and into value-oriented ones trading at lower valuation multiples. This resulted in the significant underperformance of the Fund during the second half of the year.

Performance Contributors and Detractors:

The Fund’s underperformance continued in the fourth quarter, particularly following the U.S. elections, due to poor stock selection in multiple sectors. Additionally, our focus on higher growth small-cap companies worked against us as rapid inflows to the Japanese market flowed primarily into large-cap names. However, the negative performance of our holdings was primarily driven by a rotation into lower valuation securities, rather than fundamentals. Our holdings in the industrials sector performed the worst relative to the benchmark. Still, business performance of the largest detractor, engineer staffing company TechnoPro Holdings, has been solid, with double-digit profit growth in the most recent quarter. The situation is similar for our automation-related holdings, such as Harmonic Drive Systems, SMC and MISUMI Group, where fundamentals remain solid but the stocks have been penalized for their relatively high valuation multiples.

In the financials sector, our underweight position in yield-sensitive stocks, such as banks, brokers and life insurance companies, hurt relative performance. In addition, our small- to mid-cap financial service companies, such as Nihon M&A Center, underperformed as investors rotated out of those positions, and into yield-sensitive securities.

Our underweight position in the telecom sector benefited Fund performance as investors shunned stable cash flow generators in favor of higher volatility securities.

(continued)

*	The Matthews Japan Fund closed to most new investors effective after market closing on July 29, 2016, but will continue to accept investments from existing shareholders.

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2017 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	Reimbursement was below 0.01%
4	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

74	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	-8.65%	0.40%	5.72%	11.40%	2.88%	5.56%		12/31/98
Institutional Class (MIJFX)	-8.62%	0.51%	5.84%	11.54%	n.a.	9.71%		10/29/10
MSCI Japan Index[5]	-0.14%	2.73%	2.82%	8.45%	0.73%	2.92%	[6]
Lipper Japanese Funds Category Average[7]	0.42%	2.43%	4.62%	9.57%	1.96%	4.04%	[6]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definitions.

6	Calculated from 12/31/98.

7	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[8]
	Sector	% of Net Assets
Mitsubishi UFJ Financial Group, Inc.	Financials	3.9%
Tokio Marine Holdings, Inc.	Financials	2.7%
Toyota Motor Corp.	Consumer Discretionary	2.6%
Sumitomo Mitsui Financial Group, Inc.	Financials	2.6%
Suzuki Motor Corp.	Consumer Discretionary	2.6%
Murata Manufacturing Co., Ltd.	Information Technology	2.5%
Mitsui & Co., Ltd.	Industrials	2.4%
Nitori Holdings Co., Ltd.	Consumer Discretionary	2.4%
Kao Corp.	Consumer Staples	2.3%
Hoya Corp.	Health Care	2.3%
% OF ASSETS IN TOP TEN		26.3%

8	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	75

COUNTRY ALLOCATION (%)[9]
Japan	98.8
Cash and Other Assets, Less Liabilities	1.2

SECTOR ALLOCATION (%)[9]
Industrials	23.9
Consumer Discretionary	23.0
Financials	18.0
Consumer Staples	11.2
Health Care	9.6
Information Technology	7.0
Real Estate	3.2
Materials	2.9
Cash and Other Assets, Less Liabilities	1.2

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	25.2
Large Cap ($10B–$25B)	26.8
Mid Cap ($3B–10B)	19.4
Small Cap (under $3B)	27.4
Cash and Other Assets, Less Liabilities	1.2

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

Given the dramatic changes in the external environment, particularly with regard to the level and steepness of yield curves for developed market currencies and their inflation outlook, we significantly increased our position in banks during the fourth quarter. Within the banking sector, we significantly increased our position in Mitsubishi UFJ Financial Group and also added Sumitomo Mitsui Financial Group. We believe both banks will benefit from a steeper yield curve and are sufficiently capitalized to improve shareholder returns. We also added leading life insurer Dai-ichi Life Holdings as we think it will benefit substantially from a rise in longer-dated bond yields.

To fund these positions, we shifted away from some more defensive financials names while also trimming or exiting some of our stable, but more expensive, growth positions. We exited Zenkoku Hosho, a mortgage guarantee company, as higher, long-term rates in Japan may affect new mortgage originations, and limit future growth potential. We also exited drug store operator Cosmos Pharmaceutical as we believe valuation levels had become stretched.

Outlook:

Entering 2017, we are cautiously optimistic on Japanese equities due to the convergence of flows, and both cyclical and structural factors. Flows remain quite supportive for Japanese equities. The Bank of Japan is committed to buying 6 trillion yen (approximately US$52 billion) of equity exchange-traded funds while corporate buybacks may contribute another 4 to 5 trillion yen in purchases. Additionally, domestic pension funds still have room to increase Japanese equity holdings as they are below their target allocations. Overseas investors turned net buyers of Japanese equities in the fourth quarter of 2016, but had been net sellers for over a year before that, and remain underweight relative to regional benchmarks.

Regarding cyclicality, we believe Japan’s macroeconomic conditions will incrementally improve this year, following ongoing progress in inventory adjustments since the 2014 consumption tax increase. Meanwhile, Japan’s labor market remains tight due to stable demand amid declining supply, which has come with its aging population. The job offers-to-applicants ratio hit 1.41x in November—the highest level in 25 years. Given these conditions, wage growth accelerated into the second half of 2016, which should bode well for domestic consumption. Slowing inflation had been our primary concern, but as the yen has weakened against the U.S. dollar, we believe inflation may nudge higher going forward.

On the structural front, we are seeing gradual but concrete improvements in corporate governance in Japan. Many listed companies have added multiple independent directors to their boards, and we see improvements in disclosure and shareholder engagement. Share buybacks hit a historical high in 2016 despite lower earnings, exhibiting possible changes to capital allocation decisions. Though Japan’s corporate governance is still far from perfect, we are encouraged by steady improvements in recent years, which support our bullish view on Japanese equities.

However, one major risk factor for Japan’s equity markets is the potential for the Bank of Japan (BOJ) to scale back its monetary easing measures. As the BOJ approaches the limit for Japanese government bond (JGBs) purchases, it may be difficult for them to maintain an open-ended commitment to its yield curve control policy, where they aim to maintain 10-year JGB yields “around zero percent.” If sufficient momentum toward higher inflation accumulates or the yen weakens significantly, the risk that the BOJ may elect to tighten monetary policy prematurely exists. We believe it is prudent for investors to keep that in mind when considering investing in Japan.

76	MATTHEWS ASIA FUNDS

Matthews Japan Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 98.8%

	Shares	Value
INDUSTRIALS: 23.9%
Machinery: 7.6%
Komatsu, Ltd.	2,818,900	$63,848,515
Mitsubishi Heavy Industries, Ltd.	12,874,000	58,525,775
SMC Corp.	232,400	55,293,657
Harmonic Drive Systems, Inc.	1,944,500	48,088,119

		225,756,066

Trading Companies & Distributors: 4.5%
Mitsui & Co., Ltd.	5,331,200	73,049,791
MISUMI Group, Inc.	3,801,200	62,441,221

Total Trading Companies & Distributors		135,491,012

Electrical Equipment: 4.4%
Mabuchi Motor Co., Ltd.	1,281,400	66,586,769
Nidec Corp.	759,500	65,385,869

		131,972,638

Building Products: 3.0%
Daikin Industries, Ltd.	648,500	59,408,368
Aica Kogyo Co., Ltd.	1,139,200	29,989,524

		89,397,892

Professional Services: 2.4%
TechnoPro Holdings, Inc.†	2,045,800	65,389,317
Nomura Co., Ltd.	464,300	6,702,940

		72,092,257

Road & Rail: 2.0%
Kyushu Railway Co.[b]	1,459,800	38,220,218
Trancom Co., Ltd.	421,800	20,635,294

Total Road & Rail		58,855,512

Total Industrials		713,565,377

CONSUMER DISCRETIONARY: 23.0%
Automobiles: 6.2%
Toyota Motor Corp.	1,341,000	78,620,702
Suzuki Motor Corp.	2,216,900	77,832,871
Fuji Heavy Industries, Ltd.	729,400	29,718,971

Total Automobiles		186,172,544

Specialty Retail: 4.7%
Nitori Holdings Co., Ltd.	621,900	70,905,914
Jin Co., Ltd.	679,700	31,236,629
VT Holdings Co., Ltd.	3,478,200	17,126,517
Sac’s Bar Holdings, Inc.	1,083,100	10,975,978
Workman Co., Ltd.	342,000	10,006,356

		140,251,394

Auto Components: 4.3%
NGK Spark Plug Co., Ltd.	2,750,600	60,966,365
Nifco, Inc.	963,200	50,750,357
Nippon Seiki Co., Ltd.	756,000	16,083,932

Total Auto Components		127,800,654

Multiline Retail: 2.1%
Ryohin Keikaku Co., Ltd.	311,800	61,029,648

Hotels, Restaurants & Leisure: 1.6%
Kyoritsu Maintenance Co., Ltd.	837,300	48,740,558

	Shares	Value
Media: 1.5%
Septeni Holdings Co., Ltd.†	7,039,100	$24,070,158
Next Co., Ltd.	3,236,500	21,853,899

		45,924,057

Internet & Direct Marketing Retail: 1.4%
Start Today Co., Ltd.	2,459,100	42,361,194

Distributors: 1.2%
Doshisha Co., Ltd.†	1,989,400	35,681,117

Total Consumer Discretionary		687,961,166

FINANCIALS: 18.0%
Banks: 7.6%
Mitsubishi UFJ Financial Group, Inc.	18,789,900	115,883,410
Sumitomo Mitsui Financial Group, Inc.	2,062,200	78,534,708
Seven Bank, Ltd.	11,133,300	31,834,284

Total Banks		226,252,402

Diversified Financial Services: 4.5%
ORIX Corp.	3,811,100	59,316,932
Tokyo Century Corp.	1,262,900	43,091,386
Financial Products Group Co., Ltd.	3,927,500	33,836,631

		136,244,949

Insurance: 4.5%
Tokio Marine Holdings, Inc.	1,993,500	81,620,037
Dai-ichi Life Holdings, Inc.	3,163,700	52,601,203

Total Insurance		134,221,240

Capital Markets: 1.4%
Nihon M&A Center, Inc.	1,495,600	41,422,426

Total Financials		538,141,017

CONSUMER STAPLES: 11.2%
Food & Staples Retailing: 3.5%
Seven & I Holdings Co., Ltd.	1,559,500	59,306,494
San-A Co., Ltd.	938,100	45,308,151

		104,614,645

Food Products: 2.6%
Ezaki Glico Co., Ltd.	988,400	46,259,318
Ariake Japan Co., Ltd.	620,200	33,139,534

		79,398,852

Personal Products: 2.3%
Kao Corp.	1,446,100	68,450,983

Tobacco: 1.5%
Japan Tobacco, Inc.	1,366,100	44,840,373

Household Products: 1.3%
Pigeon Corp.	1,498,700	38,214,090

Total Consumer Staples		335,518,943

HEALTH CARE: 9.6%
Health Care Equipment & Supplies: 7.6%
Hoya Corp.	1,627,400	68,235,942
Asahi Intecc Co., Ltd.	1,281,800	51,809,938
Sysmex Corp.	849,100	49,060,547
CYBERDYNE, Inc.[b]	3,336,300	47,045,359
Daiken Medical Co., Ltd.†	1,755,200	12,061,852

		228,213,638

matthewsasia.com | 800.789.ASIA	77

Matthews Japan Fund

December 31, 2016

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Health Care Technology: 1.4%
M3, Inc.	1,643,500	$41,319,262

Biotechnology: 0.6%
PeptiDream, Inc.[b]	321,200	16,642,686

Total Health Care		286,175,586

INFORMATION TECHNOLOGY: 7.0%
Electronic Equipment, Instruments & Components: 4.7%
Murata Manufacturing Co., Ltd.	554,500	74,046,107
Keyence Corp.	96,300	65,893,235

		139,939,342

Internet Software & Services: 1.3%
Infomart Corp.†	6,539,000	38,158,813

Software: 1.0%
NSD Co., Ltd.	1,972,500	30,936,784

Total Information Technology		209,034,939

REAL ESTATE: 3.2%
Real Estate Management & Development: 3.2%
Mitsui Fudosan Co., Ltd.	2,258,000	52,273,855
Relo Group, Inc.	301,000	42,845,817
Investors Cloud Co., Ltd.	44,000	1,535,379

Total Real Estate		96,655,051

MATERIALS: 2.9%
Chemicals: 2.9%
Nitto Denko Corp.	678,200	51,923,756
W-Scope Corp.†	2,315,300	34,692,828

Total Materials		86,616,584

Total Investments: 98.8%		2,953,668,663
(Cost $2,867,746,971c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		34,519,958

NET ASSETS: 100.0%		$2,988,188,621

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $2,875,170,826 and net unrealized appreciation consists of:

Gross unrealized appreciation	$203,498,862
Gross unrealized depreciation	(125,001,025)

Net unrealized appreciation	$78,497,837

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

See accompanying notes to financial statements.

78	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Michael J. Oh, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$5.25	$5.27
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	0.97%
Portfolio Statistics
Total # of Positions		49
Net Assets		$150.2 million
Weighted Average Market Cap		$43.4 billion
Portfolio Turnover[2]		34.73%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Korea Fund declined –6.32% (Investor Class) and –6.31% (Institutional Class) while its benchmark, the Korea Composite Stock Price Index, returned 0.98%. For the fourth quarter of the year, the Fund declined –9.27% (Investor Class) and –9.39% (Institutional Class) versus –9.64% for the Index.

Market Environment:

South Korea’s stock market advanced moderately in 2016. The country’s key macroeconomic indices such as its trade surplus, consumer price index, and fiscal position remained steady in 2016. In response to its stable macroeconomic position, Standard and Poor’s raised South Korea’s long-term credit rating by one notch in August. The Bank of Korea cut its policy rate by 25 basis points (0.25%) in June to 1.25% to address sluggish growth, but financial markets remained steady. While the impact to the market was limited, Korea had a tumultuous year politically, with President Park Geun-hye caught in a corruption scandal. Peaceful candlelight protests at the center of Seoul by millions of participants led to the President’s impeachment by the National Assembly. Ms. Park faces a final ruling from the Constitutional Court within the next six months.

Performance Contributors and Detractors:

Overall, during the year, investors shifted out of high-growth and small-cap companies into large-cap value names, leading to strong performance from commodity and cyclical companies. The Fund’s relative performance was challenging in 2016, with a strong rebound in commodity and cyclical companies—companies that the Fund has traditionally been underexposed to—which hurt portfolio performance. Our allocation in small- and mid-cap companies also detracted from the Fund’s returns, as large-cap names strongly outperformed the broader market during the year.

One of the major detractors to portfolio performance during the year was Orion. Orion’s share price corrected as growth in its China business, which comprises half of its overall business, showed signs of slowing in top-tier cities. Declining traffic to hypermarkets in China’s top cities was one reason why the company’s China business suffered. We believe Orion’s competitive positioning in both South Korea’s and China’s confectionary industry remains solid though, as its growth still outperformed the overall confectionary industry.

During the year, top contributors were Samsung Electronics and SK Hynix. Samsung Electronics, despite the major product recall incident, benefited from its strong component businesses in semiconductors and flat panel displays as well as recent shareholder friendly policies announced by management. SK Hynix also benefited from favorable supply and demand dynamics that led to improving profitability in the semiconductor industry.

Notable Changes to Portfolio:

During the year, we increased our exposure to Korean banks. Banks in Korea trade at historically low valuations but with a decent dividend yield, we believe they should benefit from a rising interest rate environment in the coming years. In general, we have trimmed positions in the consumer staples and consumer discretionary sectors, mostly due to valuations.

During the fourth quarter of the year, we also added a new position in major steel producer Posco. The company has started to restructure and divest some of its ill-timed investments from a few years ago, and we also believe that the industry

(continued)

1	Actual 2016 expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	79

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	-9.27%	-6.32%	2.31%	7.90%	4.34%	5.69%		1/3/95
Institutional Class (MIKOX)	-9.39%	-6.31%	2.47%	7.97%	n.a.	6.75%		10/29/10
Korea Composite Stock Price Index[3]	-9.64%	0.98%	-3.12%	2.38%	2.21%	2.64%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	-7.69%	2.75%	-0.27%	4.84%	3.94%	5.80%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

4	Calculated from 1/3/95.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	7.4%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	7.3%
Shinhan Financial Group Co., Ltd.	Financials	4.6%
SK Hynix, Inc.	Information Technology	3.8%
Naver Corp.	Information Technology	3.6%
KB Financial Group, Inc.	Financials	3.6%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	3.5%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	3.2%
Hana Financial Group, Inc.	Financials	3.0%
Hankook Tire Co., Ltd.	Consumer Discretionary	2.6%
% OF ASSETS IN TOP TEN		42.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

80	MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

consolidation in China will likely lead to capacity cuts, which may benefit regional steel prices. Valuations were also attractive with the shares trading at around 0.5 times price to book value at the time of purchase.

Outlook:

Looking ahead, South Korea is likely to have its presidential election a few months earlier than originally scheduled. While the presidential race has yet to begin, the leading candidates are reform-minded politicians that bode well for the need for improved transparency and governance. We are optimistic that this event will help to further improve Korea’s corporate governance, as the close relationship between those with power and a few chaebol firms, large family-owned conglomerates, were brought to light in a recent investigation.

While economic sentiment may be dented by political turmoil in the very short term, we don’t see a meaningful impact on the business performance of corporate Korea or consumer sentiment in the longer term. Uncertainty regarding the future economic policy of the new U.S. presidential administration also remains a key issue for the Korean economy in 2017. We continue to focus on finding companies with sustainable competitive advantages that are well positioned to benefit from South Korea’s economic development.

COUNTRY ALLOCATION (%)[7]
South Korea	98.2
Cash and Other Assets, Less Liabilities	1.8

SECTOR ALLOCATION (%)[7]
Information Technology	24.8
Financials	20.6
Consumer Discretionary	18.9
Consumer Staples	13.4
Health Care	5.5
Materials	5.2
Energy	3.9
Industrials	3.0
Telecommunication Services	2.9
Cash and Other Assets, Less Liabilities	1.8

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	20.8
Large Cap ($10B-$25B)	32.8
Mid Cap ($3B-10B)	21.1
Small Cap (under $3B)	23.5
Cash and Other Assets, Less Liabilities	1.8

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	81

Matthews Korea Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 75.4%

	Shares	Value
FINANCIALS: 18.1%
Banks: 12.3%
Shinhan Financial Group Co., Ltd.	182,739	$6,852,928
KB Financial Group, Inc.	152,814	5,400,367
Hana Financial Group, Inc.	175,963	4,541,616
DGB Financial Group, Inc.	211,419	1,708,320

		18,503,231

Capital Markets: 3.7%
Kiwoom Securities Co., Ltd.	47,898	2,849,004
Shinyoung Securities Co., Ltd.	63,434	2,624,962

		5,473,966

Insurance: 2.1%
Dongbu Insurance Co., Ltd.	61,428	3,180,247

Total Financials		27,157,444

INFORMATION TECHNOLOGY: 16.9%
Technology Hardware, Storage & Peripherals: 7.4%
Samsung Electronics Co., Ltd.	7,422	11,046,260

Semiconductors & Semiconductor Equipment: 5.0%
SK Hynix, Inc.	153,358	5,642,975
Koh Young Technology, Inc.	35,261	1,318,243
Silicon Works Co., Ltd.	21,129	485,229

		7,446,447

Internet Software & Services: 3.6%
Naver Corp.	8,532	5,463,703

Electronic Equipment, Instruments & Components: 0.9%
Samsung SDI Co., Ltd.	15,024	1,352,511

Total Information Technology		25,308,921

CONSUMER DISCRETIONARY: 16.5%
Auto Components: 5.7%
Hyundai Mobis Co., Ltd.	21,851	4,770,580
Hankook Tire Co., Ltd.	79,794	3,836,150

		8,606,730

Hotels, Restaurants & Leisure: 4.8%
Kangwon Land, Inc.	121,769	3,603,213
Modetour Network, Inc.	148,248	3,545,474

		7,148,687

Automobiles: 1.4%
Kia Motors Corp.	65,541	2,127,241

Media: 1.3%
Innocean Worldwide, Inc.	39,573	1,865,140

Multiline Retail: 1.1%
Hyundai Department Store Co., Ltd.	18,907	1,706,833

Household Durables: 1.1%
Cuckoo Electronics Co., Ltd.	15,695	1,673,556

Specialty Retail: 1.1%
LOTTE Himart Co., Ltd.	45,722	1,596,646

Total Consumer Discretionary		24,724,833

	Shares	Value
CONSUMER STAPLES: 6.6%
Food & Staples Retailing: 3.3%
BGF Retail Co., Ltd.	48,425	$3,278,441
Hyundai Greenfood Co., Ltd.	130,870	1,666,054

		4,944,495

Food Products: 2.2%
Orion Corp.	3,689	1,999,478
Daesang Corp.	64,633	1,411,557

		3,411,035

Personal Products: 1.1%
LG Household & Health Care, Ltd.	2,268	1,609,128

Total Consumer Staples		9,964,658

HEALTH CARE: 5.5%
Pharmaceuticals: 3.5%
Yuhan Corp.	13,841	2,283,918
Dong-A ST Co., Ltd.	19,122	1,666,524
DongKook Pharmaceutical Co., Ltd.	28,602	1,357,418

		5,307,860

Biotechnology: 2.0%
Hugel, Inc.[b]	11,365	3,014,610

Total Health Care		8,322,470

MATERIALS: 3.2%
Metals & Mining: 3.2%
Korea Zinc Co., Ltd.	6,362	2,502,483
POSCO	10,609	2,252,447

Total Materials		4,754,930

INDUSTRIALS: 3.0%
Aerospace & Defense: 1.5%
LIG Nex1 Co., Ltd.	35,336	2,352,597

Commercial Services & Supplies: 1.0%
KEPCO Plant Service & Engineering Co., Ltd.	33,138	1,484,931

Machinery: 0.5%
Hy-Lok Corp.	41,170	718,101

Total Industrials		4,555,629

TELECOMMUNICATION SERVICES: 2.9%
Wireless Telecommunication Services: 1.8%
SK Telecom Co., Ltd. ADR	131,700	2,752,530

Diversified Telecommunication Services: 1.1%
KT Corp. ADR[b]	112,200	1,580,898

Total Telecommunication Services		4,333,428

ENERGY: 2.7%
Oil, Gas & Consumable Fuels: 2.7%
SK Innovation Co., Ltd.	23,399	2,831,702
S-Oil Corp.	18,205	1,274,185
Total Energy		4,105,887

Total COMMON EQUITIES:		113,228,200

(Cost $87,547,625)

82	MATTHEWS ASIA FUNDS

Matthews Korea Fund

December 31, 2016

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 22.8%

	Shares	Value
INFORMATION TECHNOLOGY: 7.9%
Technology Hardware, Storage & Peripherals: 7.3%
Samsung Electronics Co., Ltd., Pfd.	9,235	$10,934,572

Electronic Equipment, Instruments & Components: 0.6%
Samsung SDI Co., Ltd., Pfd.	21,209	957,822

Total Information Technology		11,892,394

CONSUMER STAPLES: 6.8%
Personal Products: 6.8%
LG Household & Health Care, Ltd., Pfd.	11,365	5,293,032
Amorepacific Corp., Pfd.	18,305	3,111,281
AMOREPACIFIC Group, Pfd.	38,296	1,745,848

Total Consumer Staples		10,150,161

FINANCIALS: 2.5%
Insurance: 2.5%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	25,031	3,769,139

Total Financials		3,769,139

CONSUMER DISCRETIONARY: 2.4%
Automobiles: 2.4%
Hyundai Motor Co., Ltd., 2nd Pfd.	44,936	3,690,257

Total Consumer Discretionary		3,690,257

MATERIALS: 2.0%
Chemicals: 2.0%
LG Chem, Ltd., Pfd.	20,083	2,978,440

Total Materials		2,978,440

ENERGY: 1.2%
Oil, Gas & Consumable Fuels: 1.2%
S-Oil Corp., Pfd.	38,278	1,772,553

Total Energy		1,772,553

TOTAL PREFERRED EQUITIES		34,252,944

(Cost $21,402,259)

TOTAL INVESTMENTS: 98.2%		147,481,144
(Cost $108,949,884c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.8%		2,706,647

NET ASSETS: 100.0%		$150,187,791

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $112,358,803 and net unrealized appreciation consists of:Gross unrealized

Gross unrealized appreciation	$41,353,219
Gross unrealized depreciation	(6,230,878)

Net unrealized appreciation	$35,122,341

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	83

PORTFOLIO MANAGERS
Lydia So, CFA
Lead Manager
Kenichi Amaki	Beini Zhou, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$19.05	$19.03
Initial Investment	$2,500	100,000
Gross Expense Ratio[1]	1.49%	1.34%
After Fee Waiver and Reimbursement[2]	1.47%	1.25%
Portfolio Statistics
Total # of Positions		78
Net Assets		$429.2 million
Weighted Average Market Cap		$1.1 billion
Portfolio Turnover[3]		44.44%
Benchmark
MSCI AC Asia ex Japan Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews Asia Small Companies Fund returned
–1.44% (Investor Class) and –1.24% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned –2.05%. For the fourth quarter, the Fund returned –8.38% (Investor Class) and –8.33% (Institutional Class), versus –7.09% for the Index.

Market Environment:

In the fourth quarter of 2016, Asia’s markets were volatile, giving up some gains from the preceding quarter. Market sentiment in the last few months of the year was dominated by political events such as Italy’s constitutional referendum and the surprise victory of Donald Trump in the U.S. presidential election. In December, the U.S. Federal Reserve hiked interest rates by 25 basis points (0.25%) for the first time in 2016, in addition to signaling further rate increases in 2017. Uncertainties over potential economic policy changes and the strengthening of the U.S. dollar hurt performance for most Southeast Asian countries as they tend to be more vulnerable to capital outflows. Meanwhile, other Asian countries also faced their own share of domestic challenges. In South Korea, the political scandal surrounding President Park Geun-hye drew hundreds of thousands of protesters to the streets demanding her resignation. In India, the Modi government took steps to abolish currency notes of 500 and 1,000 rupee denominations in an effort to fight corruption and tax evasion—a surprise move that sparked a sell-off in the Indian market as concerns grew over the likelihood of weaker consumption and a short- to medium-term liquidity crunch.

Performance Contributors and Detractors:

For the one-year period, our positive stock selection in China and Hong Kong contributed to Fund performance while holdings in Taiwan and South Korea were the biggest detractors. By sector, our stock-picking in the health care and industrials sectors generated most of the Fund’s outperformance against the benchmark.

However, the Fund’s relative underperformance during the fourth quarter was due to lack of exposure in commodity-related material and energy sectors. Our stock selection in the information technology and industrial sectors also detracted from absolute performance late in the year. On the other hand, portfolio holdings in the health care sector held up reasonably well during the challenging fourth quarter. China’s Genscript Biotech Corporation was the largest absolute performance contributor in the third quarter.

Additionally, we saw some company-specific factors that drove stock price corrections in some key holdings. For example, the share price of one of our long-term Taiwanese holdings, PChome Online, corrected sharply after a planned IPO for one of its subsidiaries was suspended due to volatile capital market conditions, which the market interpreted negatively. Another holding, Value Partners, an asset manager based in Hong Kong, performed poorly as fragile investment sentiment and recent management changes concerned investors regarding the company’s assets under management and profitability.

By country, with the exception of our Thai holdings, most of our holdings across the region posted negative returns during a quarter that was dominated by macro news flow.

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

84	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception		Inception Date
Investor Class (MSMLX)	-8.38%	-1.44%	-0.19%	5.72%	10.53%		9/15/2008
Institutional Class (MISMX)	-8.33%	-1.24%	0.03%	n.a.	0.06%		4/30/2013
MSCI AC Asia ex Japan Small Cap Index[4]	-7.09%	-2.05%	-0.96%	5.03%	6.69%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	-7.69%	2.75%	-0.27%	4.84%	7.21%	[7]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

5	Calculated from 9/15/08.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

7	Calculated from 9/30/08.

TOP TEN HOLDINGS[8]
	Sector	Country	% of Net Assets
Vitasoy International Holdings, Ltd.	Consumer Staples	China/Hong Kong	2.9%
Value Partners Group, Ltd.	Financials	China/Hong Kong	2.3%
SITC International Holdings Co., Ltd.	Industrials	China/Hong Kong	2.0%
Tongda Group Holdings, Ltd.	Information Technology	China/Hong Kong	1.9%
PChome Online, Inc.	Information Technology	Taiwan	1.9%
Clear Media, Ltd.	Consumer Discretionary	China/Hong Kong	1.9%
Lifetech Scientific Corp.	Health Care	China/Hong Kong	1.8%
Macauto Industrial Co., Ltd.	Consumer Discretionary	Taiwan	1.8%
Qingdao Port International Co., Ltd.	Industrials	China/Hong Kong	1.8%
PT Bank Tabungan Pensiunan Nasional	Financials	Indonesia	1.7%
% OF ASSETS IN TOP TEN			20.0%

8	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	85

COUNTRY ALLOCATION (%)[9,10]
China/Hong Kong	30.7
Taiwan	13.5
South Korea	12.3
India	11.1
Indonesia	8.4
Singapore	4.8
Thailand	4.8
Malaysia	3.8
Philippines	2.5
Japan	2.2
Israel	1.3
Vietnam	1.0
Cash and Other Assets, Less Liabilities	3.6

SECTOR ALLOCATION (%)[10]
Consumer Discretionary	21.8
Industrials	21.0
Information Technology	13.7
Consumer Staples	12.4
Financials	11.3
Health Care	10.6
Materials	4.9
Real Estate	0.7
Cash and Other Assets, Less Liabilities	3.6

MARKET CAP EXPOSURE (%)[10,11]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	2.0
Small Cap (under $3B)	94.4
Cash and Other Assets, Less Liabilities	3.6

9	Not all countries where the Fund may invest are included in the benchmark index.

10	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

11	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

We continued to reposition the portfolio, shedding companies we deemed to be lacking in growth visibility, and instead favored companies we believe are better-positioned to deliver operational and margin improvements. We exited Kerry Logistics Network, a Hong Kong-based logistics provider. While the company is a solid operator in its industry, we were disappointed that it was slow to dispose of non-core assets and recycle capital in higher return projects. We also exited our positions in Voltronic Power Technology, a Taiwanese manufacturer of uninterrupted supply products due to valuation merits. The stock was a solid performer for the Fund and had enjoyed an expansion of its price-to-earnings multiples*. However, we believe that the combination of moderating revenue growth rates and rising raw material prices could be headwinds for share price performance.

During the fourth quarter, we initiated several new positions in North Asian companies. One addition to the portfolio is Q Technology in China. The company manufactures handset camera modules for various local Chinese handset brands. It has also begun making successful inroads in fingerprint modules. We are constructive on the company’s R&D and commercialization capabilities, as well as the robust demand of its products due to the adoption of more premium features in Chinese smartphone brands.

Outlook:

With a rising trajectory in U.S. rates and a politically fragile environment in Europe, it is possible that global markets in 2017 may continue to be affected by macroeconomic news flow. In addition, there is the potential that changes in trade policies from the Trump administration and geopolitical tensions that may be triggered as a result could create further volatility. Asia’s markets are not insulated from these global events but the economies of most Asian countries have seen structural improvements over recent years, and we believe this should help deliver sustainable long-term growth. We continue to focus on industries supported by structural growth trends and aim to uncover compelling opportunities in the region’s small companies. We remain constructive on innovative yet disciplined companies within health care, technology and services-oriented industries that are less beholden to macro cyclicality and can charter their own growth path.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

*	Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings.

86	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 96.4%

	Shares	Value
CHINA/HONG KONG: 30.7%
Vitasoy International Holdings, Ltd.	6,232,000	$12,486,472
Value Partners Group, Ltd.	12,298,000	9,714,847
SITC International Holdings Co., Ltd.	14,283,000	8,665,853
Tongda Group Holdings, Ltd.	32,320,000	8,297,881
Clear Media, Ltd.	8,257,000	7,986,008
Lifetech Scientific Corp.[b]	32,204,000	7,697,065
Qingdao Port International Co., Ltd. H Shares*	15,878,000	7,530,030
Q Technology Group Co., Ltd.[b]	13,541,000	6,955,548
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares*	10,515,000	6,489,485
IMAX China Holding, Inc.[b]*	1,328,200	6,488,320
Genscript Biotech Corp.[b]	12,384,000	5,881,602
Silergy Corp.	394,000	5,519,257
Melco International Development, Ltd.	3,860,000	5,216,653
Chow Sang Sang Holdings International, Ltd.	2,806,000	5,197,339
Fairwood Holdings, Ltd.	1,407,500	5,128,582
eHi Car Services, Ltd. ADR[b]	547,135	4,957,043
Best Pacific International Holdings, Ltd. H Shares	6,090,000	4,673,317
Zhou Hei Ya International Holdings Co., Ltd.[b]*	5,212,500	4,570,894
YY, Inc. ADR[b]	104,300	4,111,506
Jacobson Pharma Corp., Ltd.[b]	7,356,000	1,608,531
China Yuchai International, Ltd.	94,005	1,298,209
Hutchison China MediTech, Ltd. ADR[b]	79,729	1,081,923

Total China/Hong Kong		131,556,365

TAIWAN: 13.5%
PChome Online, Inc.	941,916	8,244,462
Macauto Industrial Co., Ltd.	1,283,000	7,596,742
Elite Material Co., Ltd.	2,637,000	7,332,114
Merida Industry Co., Ltd.	1,481,000	6,593,337
Aerospace Industrial Development Corp.	5,430,000	6,427,606
Sinbon Electronics Co., Ltd.	2,560,060	5,568,931
Amulaire Thermal Technology, Inc.[b]	2,086,163	5,510,751
Sunny Friend Environmental Technology Co., Ltd.	1,578,000	5,508,591
Kerry TJ Logistics Co., Ltd.	3,894,000	5,380,913

Total Taiwan		58,163,447

SOUTH KOREA: 12.3%
Yonwoo Co., Ltd.[b]	219,653	7,010,013
i-SENS, Inc.	280,505	6,816,324
Value Added Technologies Co., Ltd.	192,234	5,737,105
LIG Nex1 Co., Ltd.	80,732	5,374,967
NICE Holdings Co., Ltd.	335,927	4,893,063
Dexter Studios Co., Ltd.[b]	619,930	4,851,051
Hy-Lok Corp.	266,006	4,639,768
Silicon Works Co., Ltd.	185,945	4,270,238
Cell Biotech Co., Ltd.	104,679	4,208,131
Medy-Tox, Inc.	13,257	3,901,461
Vitzrocell Co., Ltd.	116,280	1,218,375

Total South Korea		52,920,496

	Shares	Value
INDIA: 11.1%
GRUH Finance, Ltd.	1,536,106	$7,293,446
AIA Engineering, Ltd.	323,002	6,158,396
Berger Paints India, Ltd.	1,601,531	4,954,711
Supreme Industries, Ltd.	362,075	4,840,893
Page Industries, Ltd.	23,907	4,801,182
CRISIL, Ltd.	143,204	4,648,275
LA Opala RG, Ltd.	645,536	4,241,420
Gujarat Pipavav Port, Ltd.	1,916,856	3,699,743
Emami, Ltd.[b]	260,553	3,647,296
DCB Bank, Ltd.[b]	2,189,264	3,460,580

Total India		47,745,942

INDONESIA: 8.4%
PT Bank Tabungan Pensiunan Nasional[b]	37,535,500	7,355,259
PT Sumber Alfaria Trijaya	146,739,200	6,826,576
PT Ultrajaya Milk Industry & Trading Co.[b]	15,290,700	5,182,600
PT Astra Otoparts	32,558,525	4,968,318
PT Selamat Sempurna	58,808,800	4,266,983
PT Arwana Citramulia	106,113,200	4,095,666
PT Puradelta Lestari	184,713,800	3,144,922
PT Mitra Pinasthika Mustika	3,349,300	203,548

Total Indonesia		36,043,872

SINGAPORE: 4.8%
Delfi, Ltd.	4,348,600	6,666,362
ARA Asset Management, Ltd.	4,494,454	5,285,767
Raffles Medical Group, Ltd.	4,554,700	4,492,870
iFAST Corp., Ltd.	7,359,600	4,276,903

Total Singapore		20,721,902

THAILAND: 4.8%
KCE Electronics Public Co., Ltd.	1,671,200	5,682,613
Forth Smart Service Public Co., Ltd.	10,233,100	5,505,284
Aeon Thana Sinsap Thailand Public Co., Ltd.	1,859,500	5,374,353
Plan B Media Public Co., Ltd. F Shares	22,287,900	3,601,485
Aeon Thana Sinsap Thailand Public Co., Ltd. NVDR	88,700	256,362

Total Thailand		20,420,097

MALAYSIA: 3.8%
GD Express Carrier BHD	17,367,800	6,528,225
Karex BHD	12,263,225	6,451,451
7-Eleven Malaysia Holdings BHD	10,983,900	3,468,278

Total Malaysia		16,447,954

PHILIPPINES: 2.5%
Concepcion Industrial Corp.	5,689,540	6,633,871
Philippine Seven Corp.	1,454,751	3,950,543

Total Philippines		10,584,414

JAPAN: 2.2%
Honma Golf, Ltd.[b]*	4,534,500	5,256,968
W-Scope Corp.	275,800	4,132,632

Total Japan		9,389,600

matthewsasia.com | 800.789.ASIA	87

Matthews Asia Small Companies Fund

December 31, 2016

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
ISRAEL: 1.3%
Sarine Technologies, Ltd.	4,526,400	$5,626,158

Total Israel		5,626,158

VIETNAM: 1.0%
DHG Pharmaceutical JSC	995,900	4,281,360

Total Vietnam		4,281,360

TOTAL INVESTMENTS: 96.4%		413,901,607
(Cost $403,004,551c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.6%		15,285,703

NET ASSETS: 100.0%		$429,187,310

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $30,335,697, which is 7.07% of net assets.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $403,547,032 and net unrealized appreciation consists of:

Gross unrealized appreciation	$54,913,931
Gross unrealized depreciation	(44,559,356)

Net unrealized appreciation	$10,354,575

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

88	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Tiffany Hsiao, CFA
Lead Manager
Kenichi Amaki
Co-Manager

FUND FACTS
Investor
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$8.21
Initial Investment	$2,500
Gross Expense Ratio[1]	2.24%
After Fee Waiver and Reimbursement[2]	1.50%
Portfolio Statistics
Total # of Positions	50
Net Assets	$16.1 million
Weighted Average Market Cap	$1.3 billion
Portfolio Turnover[3]	63.15%
Benchmark
MSCI China Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2016, the Matthews China Small Companies Fund returned –2.35%, while its benchmark, the MSCI China Small Cap Index, returned –5.95%. For the fourth quarter of the year, the Fund returned –8.39%, versus –4.67% for the Index.

Market Environment:

2016 was a volatile year for China. The year started with unwarranted worries about an economic hard landing. A dramatic global surge in commodity prices followed, sparking hopes of an economic recovery led by fiscal spending and mild inflation. However, as the U.S. presidential election results became apparent, Chinese equity markets weakened due to seemingly anti-trade rhetoric from President Donald Trump. In the meantime, the Chinese economy progressed at a steady pace despite the renminbi’s gradual depreciation starting the middle of the year. Fears of an earlier-than-expected U.S. rate hike led to a sell-off in emerging market currencies; and the renminbi was not immune to the broad-based weakness. In fact, the currency was particularly weak in the fourth quarter as trade tensions intensified following the U.S. election and ahead of what is traditionally a seasonally slow period for the economy during the Chinese New Year Holiday.

Performance Contributors and Detractors:

For the full year, our positive stock selection in the consumer discretionary and health care sectors contributed to the Fund’s outperformance, while our holdings in the real estate and financial sectors were a slight drag on portfolio returns. In the fourth quarter, however, the Fund’s underperformance was due to poor stock selection in the consumer discretionary and industrial sectors. On the other hand, our holdings in the health care and information technology sectors were positive contributors to performance during the quarter.

In 2016, the top individual contributors to performance were Sunny Optical, a leading optical manufacturer in China, and Genscript Biotech, a global leader in gene synthesis. Genscript Biotech was also one of our best performing stocks in the fourth quarter, as was Q Technology, a top Chinese smartphone camera and fingerprint module provider. Both Genscript and Q Technology grew by diversifying and expanding their product categories and applications. These two companies showed impressive, strong execution capabilities versus that of their competition.

Among the top detractors to Fund performance during the fourth quarter were Regina Miracle International, a lingerie apparel company, and Value Partners, a Hong-Kong based asset manager. Regina Miracle suffered from an internal restructuring of two of its top clients. The company continues to move forward with innovation, thus, we believe a turnaround is likely as new products and customers ramp up in sales. Value Partners suffered along with the lackluster performance of the Hong Kong stock market during the fourth quarter as well as some disruption due to recent changes in its management team. However, we believe Value Partners continues to be well-positioned to capture the asset outflow of China’s wealthy and has the potential to expand its reaches beyond Hong Kong in the next few years. For the full year, the top detractors to returns were Boer Power Holdings and Lee’s Pharmaceuticals, which we exited in the first half of the year.

(continued)

1	Actual 2016 expense ratios.
2	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	89

PERFORMANCE AS OF DECEMBER 31, 2016
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception date
Investor Class (MCSMX)	-8.39%	-2.35%	-0.59%	6.95%	-0.25%	5/31/2011
MSCI China Small Cap Index[4]	-4.67%	-5.95%	-1.01%	7.20%	-1.48%
Lipper China Region Funds Category Average[5]	-7.21%	-2.33%	-0.67%	5.36%	-0.22%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 94 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
SITC International Holdings Co., Ltd.	Industrials	4.0%
Silergy Corp.	Information Technology	3.8%
TK Group Holdings, Ltd.	Industrials	3.4%
Wuxi Little Swan Co., Ltd.	Consumer Discretionary	3.3%
KWG Property Holding, Ltd.	Real Estate	3.2%
Qingdao Port International Co., Ltd.	Industrials	3.2%
Value Partners Group, Ltd.	Financials	3.0%
Shanghai Haohai Biological Technology Co., Ltd.	Health Care	3.0%
Genscript Biotech Corp.	Health Care	3.0%
Yuexiu Transport Infrastructure, Ltd.	Industrials	2.9%
% OF ASSETS IN TOP TEN		32.8%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

90	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

We exited auto parts maker Minth Group and Nien Made Enterprise, a curtain manufacturer, in the fourth quarter as the positions had done well for us over the years, and we believed its market capitalization had surpassed our ideal level. We continue to selectively add innovative companies to our portfolio, especially in the technology sector. Parade Technologies is a leader in semiconductors used in high-end displays. The company is leveraging its capabilities in high-speed data transmission into adjacent markets and has the potential to capture a greater market share in various consumer devices in the future. All Ring Tech is a System-in-Package (SiP) automation equipment provider for semiconductor and various handset and wearables component companies. The never ending quest for miniaturization of consumer goods, whether it is smart phones or the internet of things, drives the need for automation and smaller packaging. These trends will help drive continued growth in the company.

We also sold Sunny Optical Technology as it had grown beyond the “sweet spot” of a small-cap company. We replaced the position with Q Technology, which is an innovative camera module maker in China.

Outlook:

Given the uncertainty in global trade policies, we are cautious heading into 2017. We continue to believe, however, that China has the ability to stabilize its economy through fiscal spending, interest rate adjustments and currency management. In addition, steps taken to correct China’s structural issues continue to progress. For the time being, we are focused on seeking innovative and capital-efficient, small companies that are relatively insulated from macroeconomic uncertainties. We will continue to find companies with sustainable, quality earnings streams, strong cash flows and good balance sheets that can better weather uncertain economic conditions. We believe sectors such as industrial automation, health care and consumer discretionary are among the most attractive from a secular growth perspective.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	85.1
Taiwan	9.5
Japan	2.2
Singapore	2.2
South Korea	1.0
Cash and Other Assets, Less Liabilities	0.0

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	28.1
Industrials	27.8
Health Care	14.4
Information Technology	12.9
Real Estate	4.3
Financials	4.0
Consumer Staples	3.7
Materials	2.5
Energy	2.3
Cash and Other Assets, Less Liabilities	0.0

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	2.4
Small Cap (under $3B)	97.6
Cash and Other Assets, Less Liabilities	0.0

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

matthewsasia.com | 800.789.ASIA	91

Matthews China Small Companies Fund

December 31, 2016

Schedule of Investmentsa

COMMON EQUITIES: 100.0%

	Shares	Value
CONSUMER DISCRETIONARY: 28.1%
Household Durables: 8.1%
Wuxi Little Swan Co., Ltd. B Shares	170,717	$538,933
Q Technology Group Co., Ltd.[b]	744,000	382,167
Guangzhou Holike Creative Home Co., Ltd. A Shares	57,978	268,737
Vatti Corp., Ltd. A Shares	30,784	114,799

		1,304,636

Hotels, Restaurants & Leisure: 4.9%
Tuniu Corp. ADR[b]	35,700	312,375
Fairwood Holdings, Ltd.	75,500	275,103
Melco International Development, Ltd.	150,000	202,720

		790,198

Media: 4.5%
Clear Media, Ltd.	332,000	321,104
IMAX China Holding, Inc.[b]*	48,900	238,879
Dexter Studios Co., Ltd.b	20,337	159,140

		719,123

Auto Components: 3.4%
Hu Lane Associate, Inc.	84,000	372,655
Amulaire Thermal Technology, Inc.[b]	65,207	172,249

		544,904

Specialty Retail: 2.3%
Chow Sang Sang Holdings International, Ltd.	198,000	366,740

Leisure Products: 2.3%
Honma Golf, Ltd.[b]*	313,500	363,449

Textiles, Apparel & Luxury Goods: 2.0%
Best Pacific International Holdings, Ltd. H Shares	226,000	173,427
Regina Miracle International Holdings, Ltd.*	185,000	152,997

		326,424

Diversified Consumer Services: 0.6%
China Maple Leaf Educational Systems, Ltd.	158,000	104,536

Total Consumer Discretionary		4,520,010

INDUSTRIALS: 27.8%
Transportation Infrastructure: 6.2%
Qingdao Port International Co., Ltd. H Shares*	1,095,000	519,296
Yuexiu Transport Infrastructure, Ltd.	760,000	474,740

		994,036

Commercial Services & Supplies: 4.2%
Sunny Friend Environmental Technology Co., Ltd.	101,000	352,578
Greentown Service Group Co., Ltd.[b]	942,000	318,013

		670,591

Marine: 4.0%
SITC International Holdings Co., Ltd.	1,059,000	642,522

Machinery: 3.4%
TK Group Holdings, Ltd.	2,032,000	551,891

Air Freight & Logistics: 2.5%
Kerry Logistics Network, Ltd.	320,500	403,459

	Shares	Value
Professional Services: 2.0%
51job, Inc. ADR[b]	9,724	$328,671

Electrical Equipment: 2.0%
Voltronic Power Technology Corp.	22,974	317,569

Road & Rail: 1.9%
eHi Car Services, Ltd. ADR[b]	34,200	309,852

Construction & Engineering: 1.6%
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares*	424,000	261,678

Total Industrials		4,480,269

HEALTH CARE: 14.4%
Biotechnology: 5.7%
Shanghai Haohai Biological Technology Co., Ltd. H Shares*	98,000	477,755
China Biologic Products, Inc.[b]	4,100	440,831

		918,586

Health Care Equipment & Supplies: 4.6%
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	588,000	391,608
Lifetech Scientific Corp.[b]	1,474,000	352,300

		743,908

Life Sciences Tools & Services: 3.0%
Genscript Biotech Corp.[b]	1,000,000	474,936

Pharmaceuticals: 1.1%
Jacobson Pharma Corp., Ltd.[b]	812,000	177,559

Total Health Care		2,314,989

INFORMATION TECHNOLOGY: 12.9%
Electronic Equipment, Instruments & Components: 5.7%
Tongda Group Holdings, Ltd.	1,590,000	408,219
All Ring Tech Co., Ltd.	176,000	287,702
Elite Material Co., Ltd.	82,000	227,999
China High Precision Automation Group, Ltd.[b,c]	195,000	251

		924,171

Semiconductors & Semiconductor Equipment: 4.9%
Silergy Corp.	44,000	616,364
Parade Technologies, Ltd.	17,000	166,554

		782,918

Internet Software & Services: 1.5%
YY, Inc. ADR[b]	6,300	248,346

Software: 0.8%
Gridsum Holding, Inc. ADR[b]	12,365	125,999

Total Information Technology		2,081,434

REAL ESTATE: 4.3%
Real Estate Management & Development: 4.3%
KWG Property Holding, Ltd.	919,500	519,726
K Wah International Holdings, Ltd.	369,000	170,584

Total Real Estate		690,310

92	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

December 31, 2016

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
FINANCIALS: 4.0%
Capital Markets: 3.0%
Value Partners Group, Ltd.	612,000	$483,452

Banks: 1.0%
Dah Sing Banking Group, Ltd.	90,800	166,431

Total Financials		649,883

CONSUMER STAPLES: 3.7%
Food Products: 3.7%
Vitasoy International Holdings, Ltd.	220,000	440,793
Zhou Hei Ya International Holdings Co., Ltd.[b]*	184,000	161,351

Total Consumer Staples		602,144

MATERIALS: 2.5%
Construction Materials: 2.5%
China Resources Cement Holdings, Ltd.	1,046,000	404,448

Total Materials		404,448

ENERGY: 2.3%
Oil, Gas & Consumable Fuels: 2.3%
China Aviation Oil Singapore Corp., Ltd.	373,700	360,810

Total Energy		360,810

TOTAL INVESTMENTS: 100.0%		16,104,297
(Cost $16,340,651d)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: 0.0%		(3,074)

NET ASSETS: 100.0%		$16,101,223

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At December 31, 2016, the aggregate value is $2,175,405, which is 13.51% of net assets.

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Illiquid security, trading was halted at December 31, 2016.

d	Cost for federal income tax purposes is $16,342,617 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,174,511
Gross unrealized depreciation	(1,412,831)

Net unrealized depreciation	($238,320)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	93

Index Definitions

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

94	MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2016. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: As of December 31, 2016, a 2.00% redemption fee was assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund

(collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is also imposed to discourage short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that shares were purchased, and first redeem the shares that have been held the longest.

The Covered Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds’ prospectus.

The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Funds’ policies and procedures related to short-term trading and market-timing activity, and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of the Funds through an intermediary, the Funds may not be able to notify the shareholder of a violation of the Funds’ policies or that the Funds have taken steps to address the situation (for example, the Funds may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Funds have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Funds.

The Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

matthewsasia.com | 800.789.ASIA	95

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

96	MATTHEWS ASIA FUNDS

December 31, 2016

Disclosure of Fund Expenses (unaudited) (continued)

Annualized, based on the Fund’s most recent fiscal half year expenses

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expense Ratio	Operating Expenses Paid During Period 7/1/16– 12/31/16[1]	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expense Ratio	Operating Expenses Paid During Period 7/1/16– 12/31/16[1]
ASIA FIXED INCOME STRATEGIES
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,028.50	1.15%	$5.86	$1,000.00	$1,029.90	0.90%	$4.59
Hypothetical 5% Return	$1,000.00	$1,019.36	1.15%	$5.84	$1,000.00	$1,020.61	0.90%	$4.57
Matthews Asia Credit Opportunities Fund*
Actual Fund Return	$1,000.00	$1,031.60	1.15%	$5.87	$1,000.00	$1,033.70	0.90%	$4.60
Hypothetical 5% Return	$1,000.00	$1,019.36	1.15%	$5.84	$1,000.00	$1,020.61	0.90%	$4.57

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$946.70	1.06%	$5.19	$1,000.00	$947.30	0.93%	$4.55
Hypothetical 5% Return	$1,000.00	$1,019.81	1.06%	$5.38	$1,000.00	$1,020.46	0.93%	$4.72
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$977.70	1.03%	$5.12	$1,000.00	$978.20	0.93%	$4.62
Hypothetical 5% Return	$1,000.00	$1,019.96	1.03%	$5.23	$1,000.00	$1,020.46	0.93%	$4.72
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,066.30	1.24%	$6.44	$1,000.00	$1,067.10	1.08%	$5.61
Hypothetical 5% Return	$1,000.00	$1,018.90	1.24%	$6.29	$1,000.00	$1,019.71	1.08%	$5.48

ASIA VALUE STRATEGY
Matthews Asia Value Fund
Actual Fund Return	$1,000.00	$1,040.50	1.50%	$7.69	$1,000.00	$1,042.20	1.25%	$6.42
Hypothetical 5% Return	$1,000.00	$1,017.60	1.50%	$7.61	$1,000.00	$1,018.85	1.25%	$6.34

ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund
Actual Fund Return	$1,000.00	$982.60	1.37%	$6.83	$1,000.00	$982.70	1.26%	$6.28
Hypothetical 5% Return	$1,000.00	$1,018.25	1.37%	$6.95	$1,000.00	$1,018.80	1.26%	$6.39
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$973.60	1.13%	$5.61	$1,000.00	$974.40	0.98%	$4.86
Hypothetical 5% Return	$1,000.00	$1,019.46	1.13%	$5.74	$1,000.00	$1,020.21	0.98%	$4.98
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$959.70	1.06%	$5.22	$1,000.00	$960.60	0.89%	$4.39
Hypothetical 5% Return	$1,000.00	$1,019.81	1.06%	$5.38	$1,000.00	$1,020.66	0.89%	$4.52
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$1,000.10	1.50%	$7.54	$1,000.00	$1,001.50	1.25%	$6.29
Hypothetical 5% Return	$1,000.00	$1,017.60	1.50%	$7.61	$1,000.00	$1,018.85	1.25%	$6.34
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$1,077.80	1.45%	$7.57	$1,000.00	$1,079.50	1.25%	$6.53
Hypothetical 5% Return	$1,000.00	$1,017.85	1.45%	$7.35	$1,000.00	$1,018.85	1.25%	$6.34
Matthews Asia Innovators Fund**
Actual Fund Return	$1,000.00	$954.70	1.27%	$6.24	$1,000.00	$955.70	1.06%	$5.21
Hypothetical 5% Return	$1,000.00	$1,018.75	1.27%	$6.44	$1,000.00	$1,019.81	1.06%	$5.38
Matthews China Fund
Actual Fund Return	$1,000.00	$1,078.90	1.15%	$6.01	$1,000.00	$1,079.80	0.98%	$5.12
Hypothetical 5% Return	$1,000.00	$1,019.36	1.15%	$5.84	$1,000.00	$1,020.21	0.98%	$4.98
Matthews India Fund
Actual Fund Return	$1,000.00	$970.50	1.11%	$5.50	$1,000.00	$971.70	0.92%	$4.56
Hypothetical 5% Return	$1,000.00	$1,019.56	1.11%	$5.63	$1,000.00	$1,020.51	0.92%	$4.67

*	Commenced operations on April 29, 2016.

**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 366.

matthewsasia.com | 800.789.ASIA	97

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expense Ratio	Operating Expenses Paid During Period 7/1/16– 12/31/16[1]	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expense Ratio	Operating Expenses Paid During Period 7/1/16– 12/31/16[1]
ASIA GROWTH STRATEGIES (continued)
Matthews Japan Fund
Actual Fund Return	$1,000.00	$944.70	1.03%	$5.03	$1,000.00	$945.40	0.90%	$4.40
Hypothetical 5% Return	$1,000.00	$1,019.96	1.03%	$5.23	$1,000.00	$1,020.61	0.90%	$4.57
Matthews Korea Fund
Actual Fund Return	$1,000.00	$939.90	1.16%	$5.66	$1,000.00	$938.40	1.14%	$5.55
Hypothetical 5% Return	$1,000.00	$1,019.30	1.16%	$5.89	$1,000.00	$1,019.41	1.14%	$5.79

ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$992.20	1.45%	$7.26	$1,000.00	$993.20	1.26%	$6.31
Hypothetical 5% Return	$1,000.00	$1,017.85	1.45%	$7.35	$1,000.00	$1,018.80	1.26%	$6.39
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,037.90	1.50%	$7.68
Hypothetical 5% Return	$1,000.00	$1,017.60	1.50%	$7.61

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 366.

98	MATTHEWS ASIA FUNDS

(This Page Intentionally Left Blank)

matthewsasia.com | 800.789.ASIA	99

Statements of Assets and Liabilities

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund[1]	Matthews Asian Growth and Income Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$63,525,371	$14,957,196	$2,460,814,795
Affiliated issuers	—	—	—
Total investments	63,525,371	14,957,196	2,460,814,795
Cash	4,246,578	1,115,219	—
Segregated foreign currency at value (B)	—	—	—
Foreign currency at value (B)	—	—	1,941,814
Dividends, interest and other receivable—Unaffiliated issuers	1,169,022	255,560	10,096,850
Receivable for securities sold	—	—	48,898,924
Receivable for capital shares sold	43,853	9,200	7,995,660
Due from Advisor (Note 5)	—	31,190	—
Unrealized appreciation on forward foreign currency exchange contracts	182,537	—	—
Deferred offering costs (Note 2-E)	—	33,230	—
Prepaid expenses and other assets	24,203	2,867	47,107
TOTAL ASSETS	69,191,564	16,404,462	2,529,795,150
LIABILITIES:
Payable for securities purchased	—	—	1,210,414
Payable for capital shares redeemed	79,271	4,663	21,961,130
Swaps premium received	185,771	46,443	—
Cash overdraft	—	—	9,513,820
Unrealized depreciation on credit default swaps	30,907	7,727	—
Deferred foreign capital gains tax liability (Note 2-D)	16,630	—	—
Due to Advisor (Note 5)	7,582	—	1,498,489
Administration and accounting fees payable	921	216	37,010
Administration and shareholder servicing fees payable	8,348	1,910	323,316
Custodian fees payable	9,905	812	232,698
Intermediary service fees payable	15,324	3,003	529,621
Professional fees payable	28,816	13,774	36,126
Transfer agent fees payable	661	85	13,557
Offering costs (Note 2-E)	—	1,799	—
Trustees fees payable	47	60	85
Accrued other expenses payable	518	—	197,452
TOTAL LIABILITIES	384,701	80,492	35,553,718
NET ASSETS	$68,806,863	$16,323,970	$2,494,241,432
NET ASSETS:
Investor Class	$55,408,903	$10,119,016	$1,684,987,370
Institutional Class	13,397,960	6,204,954	809,254,062
TOTAL	$68,806,863	$16,323,970	$2,494,241,432

1	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
2	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

December 31, 2016

Matthews Asia Dividend Fund[2]	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

$4,230,835,855	$180,444,931	$2,252,541	$9,770,756	$605,750,684	$5,949,704,492
346,857,120	—	—	—	—	605,915,614
4,577,692,975	180,444,931	2,252,541	9,770,756	605,750,684	6,555,620,106
70,854,221	8,106,368	505,942	275,981	12,320,773	58,320,521
60,010	10,543	—	—	—	86,996
4,252,872	191,395	2,625	—	74,735	7,353,754
12,391,487	142,536	10,397	36,306	398,312	9,212,495
1,437,635	787,582	—	31,307	—	1,936,003
37,400,316	1,177,869	500	100	867,425	52,247,362
—	—	33,638	10,234	—	—
—	—	—	—	—	—
—	—	—	—	—	—
53,984	27,192	16,035	19,164	39,827	60,945
4,704,143,500	190,888,416	2,821,678	10,143,848	619,451,756	6,684,838,182

—	2,117,398	21,873	—	—	—
14,360,436	406,691	15,753	724	2,738,286	25,350,103
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	533,265	—
2,644,706	107,124	—	—	345,901	3,794,165
63,625	2,564	33	144	8,385	92,610
559,468	23,113	311	1,262	74,660	784,421
445,766	—	—	—	96,651	1,005,301
734,653	36,318	436	—	111,838	831,483
41,558	21,926	29,007	30,886	33,287	53,012
100,303	1,950	119	394	4,686	37,716
—	—	50,251	—	—	—
—	—	—	62	33	—
306,026	14,173	335	1,275	39,679	198,500
19,256,541	2,731,257	118,118	34,747	3,986,671	32,147,311
$4,684,886,959	$188,157,159	$2,703,560	$10,109,101	$615,465,085	$6,652,690,871

$2,650,611,239	$160,399,551	$2,548,463	$4,712,557	$419,515,949	$2,445,183,259
2,034,275,720	27,757,608	155,097	5,396,544	195,949,136	4,207,507,612
$4,684,886,959	$188,157,159	$2,703,560	$10,109,101	$615,465,085	$6,652,690,871

matthewsasia.com | 800.789.ASIA	101

Statements of Assets and Liabilities (continued)

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund[1]	Matthews Asian Growth and Income Fund
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	5,312,025	998,955	112,817,059
Institutional Class	1,285,307	612,542	54,250,039
TOTAL	6,597,332	1,611,497	167,067,098
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.43	$10.13	$14.94
Institutional Class, offering price and redemption price	$10.42	$10.13	$14.92
NET ASSETS CONSIST OF:
Capital paid-in	$70,985,287	$16,152,864	$2,433,335,896
Undistributed (distributions in excess of) net investment income (loss)	(278,404)	6,393	(35,270,959)
Undistributed/accumulated net realized gain (loss) on investments, foreign currency related transactions, and swaps	(2,203,538)	35,884	43,228,584
Net unrealized appreciation (depreciation) on investments, foreign currency translations, swaps and foreign capital gains taxes	303,518	128,829	52,947,911
NET ASSETS	$68,806,863	$16,323,970	$2,494,241,432
(A) Investments at cost:
Unaffiliated issuers	$63,348,993	$14,820,641	$2,407,876,010
Affiliated issuers	—	—	—
Total investments at cost	$63,348,993	$14,820,641	$2,407,876,010
(B) Foreign currency at cost	$—	$—	$1,941,084

1	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
2	Consolidated Statements of Assets and Liabilities. See Note 2-C.
3	Matthews Asia Value Fund Institutional Class net asset value is calculated using unrounded net assets of $155,097.27 divided by the unrounded shares outstanding of 15,753.708.

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

December 31, 2016

Matthews Asia Dividend Fund[2]	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

170,768,090	11,384,130	255,867	524,970	19,931,108	106,679,423
131,088,202	1,969,936	15,754	600,366	9,248,621	183,731,217
301,856,292	13,354,066	271,621	1,125,336	29,179,729	290,410,640

$15.52	$14.09	$9.96	$8.98	$21.05	$22.92
$15.52	$14.09	$9.85 [3]	$8.99	$21.19	$22.90

$4,169,376,824	$182,667,048	$2,623,296	$11,849,861	$503,128,944	$5,428,861,031
(8,048,067)	(21,078)	(5,575)	61,966	(4,567,404)	220,925
(13,514,381)	2,081,995	(4,123)	(938,483)	3,690,163	2,522,057
537,072,583	3,429,194	89,962	(864,243)	113,213,382	1,221,086,858
$4,684,886,959	$188,157,159	$2,703,560	$10,109,101	$615,465,085	$6,652,690,871

$3,808,415,269	$177,016,605	$2,162,637	$10,634,740	$492,001,061	$4,590,570,694
232,134,445	—	—	—	—	743,759,489
$4,040,549,714	$177,016,605	$2,162,637	$10,634,740	$492,001,061	$5,334,330,183
$4,424,802	$202,036	$2,624	$—	$74,735	$7,621,928

matthewsasia.com | 800.789.ASIA	103

Statements of Assets and Liabilities (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund[1]
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$8,563,505	$227,781,741	$99,840,073
Affiliated issuers	—	3,985,771	—
Total investments	8,563,505	231,767,512	99,840,073
Cash	244,646	10,697,824	—
Segregated foreign currency at value (B)	29	—	—
Foreign currency at value (B)	87,071	616,583	887,097
Dividends, interest and other receivable—Unaffiliated issuers	20,839	95,921	166,355
Receivable for securities sold	52,361	—	121,005
Receivable for capital shares sold	—	3,061,301	52,163
Due from Advisor (Note 5)	26,274	—	—
Prepaid expenses and other assets	12,933	24,532	19,498
TOTAL ASSETS	9,007,658	246,263,673	101,086,191
LIABILITIES:
Foreign currency at value (B)	—	—	—
Payable for securities purchased	83,616	1,793,088	—
Payable for capital shares redeemed	24,106	275,632	300,296
Cash overdraft	—	—	137,179
Deferred foreign capital gains tax liability (Note 2-D)	20,114	2,943,361	17,802
Foreign capital gains tax payable (Note 2-D)	2,043	—	—
Due to Advisor (Note 5)	—	125,063	60,210
Administration and accounting fees payable	19	3,009	1,597
Administration and shareholder servicing fees payable	1,105	27,970	12,879
Custodian fees payable	—	136,140	25,727
Intermediary service fees payable	—	29,988	25,650
Professional fees payable	30,756	32,859	25,936
Transfer agent fees payable	121	1,528	2,763
Offering costs (Note 2-E)	78,686	—	—
Trustees fees payable	507	—	—
Accrued other expenses payable	9,158	7,052	5,198
TOTAL LIABILITIES	250,231	5,375,690	615,237
NET ASSETS	$8,757,427	$240,887,983	$100,470,954
NET ASSETS:
Investor Class	$5,375,638	$145,163,904	$83,926,436
Institutional Class	3,381,789	95,724,079	16,544,518
TOTAL	$8,757,427	$240,887,983	$100,470,954

1	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.
2	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

December 31, 2016

Matthews China Fund[2]	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

$513,861,218	$1,382,701,762	$2,743,614,578	$147,481,144	$413,901,607	$16,104,297
—	98,785,305	210,054,085	—	—	—
513,861,218	1,481,487,067	2,953,668,663	147,481,144	413,901,607	16,104,297
—	24,503,884	15,700,639	—	12,265,682	—
35,713	—	—	—	—	—
5,464,075	4,907	—	779,353	467,157	70,918
—	377,429	2,617,121	1,825,454	388,098	—
3,408,522	1,744,368	22,060,927	2,000,097	4,666,106	351,735
571,289	16,373,152	18,724,987	102,256	583,248	2,838
—	—	—	—	—	3,725
37,039	47,325	33,967	19,916	40,323	7,170
523,377,856	1,524,538,132	3,012,806,304	152,208,220	432,312,221	16,540,683

—	—	702	—	—	—
—	—	8,108,376	779,353	727,527	3,377
2,294,082	4,646,755	13,754,654	656,191	1,734,278	178,914
8,452,576	—	—	404,768	—	218,047
—	—	—	—	—	—
—	—	—	—	—	—
306,176	856,910	1,703,063	86,847	357,662	—
7,625	21,083	41,311	2,048	6,201	239
65,980	185,151	367,940	18,583	54,331	2,111
27,211	245,504	96,314	6,285	83,758	1,250
124,143	241,113	347,768	22,250	89,469	482
29,799	24,932	30,729	27,395	33,846	29,709
13,794	14,530	22,778	4,037	3,189	636
—	—	—	—	—	—
133	—	—	—	50	—
282,232	91,527	144,048	12,672	34,600	4,695
11,603,751	6,327,505	24,617,683	2,020,429	3,124,911	439,460
$511,774,105	$1,518,210,627	$2,988,188,621	$150,187,791	$429,187,310	$16,101,223

$495,899,809	$967,009,038	$1,685,871,986	$142,726,212	$254,225,770	$16,101,223
15,874,296	551,201,589	1,302,316,635	7,461,579	174,961,540	—
$511,774,105	$1,518,210,627	$2,988,188,621	$150,187,791	$429,187,310	$16,101,223

matthewsasia.com | 800.789.ASIA	105

Statements of Assets and Liabilities (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund[1]
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	599,025	11,010,172	8,308,925
Institutional Class	378,976	7,241,195	1,631,066
TOTAL	978,001	18,251,367	9,939,991
NET ASSET VALUE:
Investor Class, offering price and redemption price	$8.97	$13.18	$10.10
Institutional Class, offering price and redemption price	$8.92	$13.22	$10.14
NET ASSETS CONSIST OF:
Capital paid-in	$8,922,835	$216,618,199	$76,617,837
Undistributed (distributions in excess of) net investment income (loss)	(20,477)	(151,736)	(122,197)
Undistributed/accumulated net realized gain (loss) on investments, and foreign currency related transactions	(59,373)	(65,362)	8,934,225
Net unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains taxes	(85,558)	24,486,882	15,041,089
NET ASSETS	$8,757,427	$240,887,983	$100,470,954
(A) Investments at cost:
Unaffiliated issuers	$8,627,213	$200,404,951	$84,780,289
Affiliated issuers	—	3,933,041	—
Total investments at cost	$8,627,213	$204,337,992	$84,780,289
(B) Foreign currency at cost	$88,908	$616,583	$888,096

1	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.
2	Consolidated Statements of Assets and Liabilities. See Note 2-C.

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

December 31, 2016

Matthews China Fund[2]	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

32,058,172	37,693,507	89,524,404	27,202,628	13,344,356	1,960,401
1,027,928	21,389,411	69,049,854	1,414,761	9,193,535	—
33,086,100	59,082,918	158,574,258	28,617,389	22,537,891	1,960,401

$15.47	$25.65	$18.83	$5.25	$19.05	$8.21
$15.44	$25.77	$18.86	$5.27	$19.03	—

$510,563,305	$1,312,159,261	$2,849,610,183	$104,453,075	$418,884,756	$16,046,797
(16,878)	615,562	(8,574,832)	(1,721,768)	1,443,823	168,416
(11,697,933)	13,346,160	61,216,547	8,921,684	(2,023,697)	122,337
12,925,611	192,089,644	85,936,723	38,534,800	10,882,428	(236,327)
$511,774,105	$1,518,210,627	$2,988,188,621	$150,187,791	$429,187,310	$16,101,223

$500,901,412	$1,212,714,717	$2,647,865,478	$108,949,884	$403,004,551	$16,340,651
—	76,555,739	219,881,493	—	—	—
$500,901,412	$1,289,270,456	$2,867,746,971	$108,949,884	$403,004,551	$16,340,651
$5,533,481	$4,907	$(703)	$778,586	$467,157	$70,930

matthewsasia.com | 800.789.ASIA	107

Statements of Operations

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund[1]	Matthews Asian Growth and Income Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$5,278	$2,085	$88,620,814
Dividends—Affiliated Issuers (Note 7)	—	—	87,853
Interest	4,018,444	530,698	4,537,273
Foreign withholding tax	(83,575)	—	(5,732,674)
TOTAL INVESTMENT INCOME	3,940,147	532,783	87,513,266
EXPENSES:
Investment advisory fees (Note 5)	426,049	66,127	19,401,795
Administration and accounting fees (Note 5)	5,250	814	233,912
Administration and shareholder servicing fees (Note 5)	93,640	14,418	4,171,933
Accounting out-of-pocket fees	15,021	3,671	28,172
Custodian fees	27,692	3,680	791,744
Printing fees	26,396	3,745	253,138
Intermediary service fees	137,280	16,663	4,892,400
Professional fees	59,585	28,050	91,206
Registration fees	35,483	2,195	76,387
Transfer agent fees	3,201	263	67,295
Trustees fees	4,530	437	301,620
Offering costs (Note 2-E)	—	67,525	—
Other expenses	13,363	11,086	66,816
TOTAL EXPENSES	847,490	218,674	30,376,418
Advisory fees waived and expenses waived or reimbursed (Note 5)	(123,474)	(110,447)	(2,182)
Administration fees waived (Note 5)	—	—	(2,182)
NET EXPENSES	724,016	108,227	30,372,054
NET INVESTMENT INCOME (LOSS)	3,216,131	424,556	57,141,212
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(459,895)	67,553	149,487,415
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Net realized gain (loss) on swaps	(2,845)	(711)	—
Net realized gain (loss) on foreign currency related transactions	(954,923)	645	(1,222,176)
Net change in unrealized appreciation/depreciation on investments	3,734,584	136,556	(163,427,993)
Net change in deferred foreign capital gains taxes on unrealized appreciation	(15,665)	—	—
Net change in unrealized appreciation/depreciation on swaps	(30,907)	(7,727)	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(116,321)	—	69,661
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, swaps and foreign capital gains taxes	2,154,028	196,316	(15,093,093)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$5,370,159	$620,872	$42,048,119

1	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
2	Consolidated Statements of Operations. See Note 2-C.

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

Year Ended December 31, 2016

Matthews Asia Dividend Fund[2]	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

$134,954,825	$6,243,624	$54,157	$305,237	$10,789,270	$100,284,623
12,517,056	—	—	—	—	16,199,902
4,553	—	6	—	—	9,376
(12,884,045)	(371,614)	(4,724)	(13,065)	(1,047,731)	(10,191,607)
134,592,389	5,872,010	49,439	292,172	9,741,539	106,302,294

31,417,886	1,123,179	14,034	73,684	4,484,357	45,566,740
378,790	13,542	169	888	54,070	549,368
6,755,698	241,428	3,015	15,846	964,821	9,794,580
29,589	26,846	31,324	22,704	28,213	26,477
1,468,064	109,405	21,164	22,630	407,998	2,923,876
309,460	34,805	2,692	4,497	76,152	287,157
6,161,999	357,109	4,953	17,150	1,084,555	7,368,778
125,105	44,683	50,440	60,689	59,170	162,433
89,855	57,741	13,053	26,912	70,501	109,671
509,008	9,567	454	1,880	23,410	154,746
282,613	11,006	80	1,353	43,163	361,930
—	—	87,206	—	—	—
293,860	15,123	13,803	15,479	44,963	131,486
47,821,927	2,044,434	242,387	263,712	7,341,373	67,437,242
(173,279)	—	(211,035)	(111,801)	—	(522,856)
(173,279)	—	—	—	—	(522,856)
47,475,369	2,044,434	31,352	151,911	7,341,373	66,391,530
87,117,020	3,827,576	18,087	140,261	2,400,166	39,910,764

51,625,633	4,195,822	25,029	(228,821)	23,196,367	127,921,962
5,930,414	—	—	—	—	3,794,822
—	—	—	—	—	—
(2,152,860)	(9,798)	450	(1,592)	(35,774)	139,693
36,287,168	(1,682,755)	106,667	597,305	(21,404,520)	(195,625,542)

—	—	—	—	(391,511)	—
—	—	—	—	—	—

187,325	830	41	18	569	(184,835)

91,877,680	2,504,099	132,187	366,910	1,365,131	(63,953,900)

$178,994,700	$6,331,675	$150,274	$507,171	$3,765,297	($24,043,136)

matthewsasia.com | 800.789.ASIA	109

Statements of Operations (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund[1]
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$198,786	$5,291,339	$1,703,466
Dividends—Affiliated Issuers (Note 7)	—	87,853	—
Interest	31	—	—
Foreign withholding tax	(22,004)	(553,019)	(170,679)
TOTAL INVESTMENT INCOME	176,813	4,826,173	1,532,787
EXPENSES:
Investment advisory fees (Note 5)	52,381	1,695,506	964,368
Administration and accounting fees (Note 5)	631	13,582	11,628
Administration and shareholder servicing fees (Note 5)	11,244	242,127	207,389
Accounting out-of-pocket fees	32,762	31,821	29,667
Custodian fees	43,013	476,874	113,278
Printing fees	—	14,308	21,412
Intermediary service fees	13,172	258,973	248,364
Professional fees	57,032	72,109	47,120
Registration fees	23,339	43,223	35,256
Transfer agent fees	595	7,071	13,844
Trustees fees	327	10,114	9,693
Offering costs (Note 2-E)	26,229	—	—
Other expenses	13,542	22,664	21,353
TOTAL EXPENSES	274,267	2,888,372	1,723,372
Advisory fees waived and expenses waived or reimbursed (Note 5)	(163,853)	(553,167)	—
Administration fees waived (Note 5)	—	—	—
NET EXPENSES	110,414	2,335,205	1,723,372
NET INVESTMENT INCOME (LOSS)	66,399	2,490,968	(190,585)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(7,225)	3,244,048	8,968,121
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Payment by affiliate	—	—	—
Net realized foreign capital gains tax	(2,043)	(448,789)	—
Net realized gain (loss) on foreign currency related transactions	(1,291)	(100,198)	(84,683)
Net change in unrealized appreciation/depreciation on investments	55,371	21,189,292	(23,852,498)
Net change in foreign capital gains taxes on unrealized appreciation	(10,279)	(1,282,859)	(17,802)
Net change in unrealized appreciation/depreciation on foreign currency related translations	(1,717)	1,051	6,141
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and foreign capital gains taxes	32,816	22,602,545	(14,980,721)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$99,215	$25,093,513	($15,171,306)

1	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.
2	Consolidated Statements of Operations. See Note 2-C.

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

Year Ended December 31, 2016

Matthews China Fund[2]	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

$15,746,734	$16,074,707	$42,537,554	$2,904,136	$10,986,706	$534,511
—	1,321,126	4,055,881	—	—	—
1,053	14,182	—	—	4,891	—
(1,249,522)	—	(4,618,299)	(478,708)	(822,492)	(22,831)
14,498,265	17,410,015	41,975,136	2,425,428	10,169,105	511,680

3,980,422	10,314,168	19,807,446	1,194,852	5,325,434	191,203
47,996	124,351	238,741	14,406	42,666	1,532
856,119	2,216,690	4,254,896	257,280	761,317	27,330
21,647	28,193	33,241	30,470	32,906	27,948
220,321	735,800	383,194	77,699	382,676	44,886
142,049	189,164	453,677	18,152	54,091	7,055
1,264,556	2,413,501	2,368,521	262,391	853,763	47,868
56,718	88,938	106,884	46,427	59,375	48,812
41,653	74,394	86,461	32,591	56,691	16,284
68,914	71,653	116,746	20,359	16,332	3,165
47,784	105,621	153,145	11,683	34,029	1,330
—	—	—	—	—	—
291,550	40,462	66,273	24,648	26,233	12,130
7,039,729	16,402,935	28,069,225	1,990,958	7,645,513	429,543
—	—	(14,338)	—	(252,008)	(142,295)
—	—	(14,338)	—	—	—
7,039,729	16,402,935	28,040,549	1,990,958	7,393,505	287,248
7,458,536	1,007,080	13,934,587	434,470	2,775,600	224,432

13,630,478	25,676,282	138,078,929	16,363,577	11,171,541	168,752
—	3,589,788	3,691,632	—	—	—
58,405	—	—	—	—	—
—	—	—	—	—	—
(233,980)	(447,085)	(1,077,732)	114,933	(123,559)	(9)
(61,441,961)	(50,401,665)	(83,412,917)	(27,914,857)	(19,277,275)	(883,004)

—	1,942,487	—	—	56,811	—

(17,605)	(9,611)	13,077	8,393	4,332	27
(48,004,663)	(19,649,804)	57,292,989	(11,427,954)	(8,168,150)	(714,234)

($40,546,127)	($18,642,724)	$71,227,576	($10,993,484)	($5,392,550)	($489,802)

matthewsasia.com | 800.789.ASIA	111

Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$3,216,131	$3,111,267
Net realized gain (loss) on investments and foreign currency related transactions	(1,417,663)	(1,299,648)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	3,618,263	(2,208,664)
Net change on foreign capital gains taxes on unrealized appreciation	(15,665)	18,403
Net change in unrealized appreciation/depreciation on financial future contracts	—	(12,891)
Net change in unrealized appreciation/depreciation on swaps	(30,907)	—
Net increase (decrease) in net assets resulting from operations	5,370,159	(391,533)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(2,093,040)	(1,574,263)
Institutional Class	(510,269)	(350,781)
Net decrease in net assets resulting from distributions	(2,603,309)	(1,925,044)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	3,909,410	(1,988,782)
REDEMPTION FEES	—	1,288
Total increase (decrease) in net assets	6,676,260	(4,304,071)
NET ASSETS:
Beginning of year	62,130,603	66,434,674
End of year (including distributions in excess of net investment income of ($278,404) and ($141,570), respectively)	$68,806,863	$62,130,603

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Period Ended December 31, 2016[1]
OPERATIONS:
Net investment income (loss)	$424,556
Net realized gain (loss) on investments and foreign currency related transactions	67,487
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	136,556
Net change in unrealized appreciation/depreciation on swaps	(7,727)
Net increase (decrease) in net assets resulting from operations	620,872
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(323,728)
Institutional Class	(168,476)
Realized gains on investments:
Investor Class	(16,637)
Institutional Class	(8,450)
Net decrease in net assets resulting from distributions	(517,291)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	16,220,389
Total increase (decrease) in net assets	16,323,970
NET ASSETS:
Beginning of period	—
End of year (including undistributed net investment income of $6,393)	$16,323,970

1	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$57,141,212	$85,685,483
Net realized gain (loss) on investments and foreign currency related transactions	148,265,239	160,262,613
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(163,358,332)	(408,230,983)
Net increase (decrease) in net assets resulting from operations	42,048,119	(162,282,887)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(54,001,197)	(60,473,615)
Institutional Class	(28,340,600)	(25,646,657)
Realized gains on investments:
Investor Class	(96,373,726)	(99,500,383)
Institutional Class	(49,003,449)	(38,663,330)
Net decrease in net assets resulting from distributions	(227,718,972)	(224,283,985)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(189,142,084)	(979,815,420)
REDEMPTION FEES	—	181,880
Total increase (decrease) in net assets	(374,812,937)	(1,366,200,412)
NET ASSETS:
Beginning of year	2,869,054,369	4,235,254,781
End of year (including distributions in excess of net investment income of ($35,270,959) and ($9,981,676), respectively)	$2,494,241,432	$2,869,054,369

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2016[1]	Year Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)	$87,117,020	$100,527,128
Net realized gain (loss) on investments and foreign currency related transactions	55,403,187	257,971,919
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	36,474,493	(205,148,610)
Net change on foreign capital gains taxes on unrealized appreciation	—	7,302,449
Net increase (decrease) in net assets resulting from operations	178,994,700	160,652,886
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(49,010,082)	(50,178,458)
Institutional Class	(39,312,230)	(42,940,313)
Realized gains on investments:
Investor Class	(17,325,153)	(40,978,371)
Institutional Class	(13,260,152)	(30,690,700)
Return of Capital:
Investor Class	(15,297,114)	—
Institutional Class	(11,747,472)	—
Net decrease in net assets resulting from distributions	(145,952,203)	(164,787,842)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(151,779,230)	(217,935,493)
REDEMPTION FEES	9	95,389
Total increase (decrease) in net assets	(118,736,724)	(221,975,060)
NET ASSETS:
Beginning of year	4,803,623,683	5,025,598,743
End of year (including distributions in excess of net investment income of ($8,048,067) and ($4,689,915), respectively)	$4,684,886,959	$4,803,623,683

1	Consolidated Statements of Changes in Net Assets. See Note 2-C.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	113

Statements of Changes in Net Assets (continued)

MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$3,827,576	$3,500,086
Net realized gain (loss) on investments and foreign currency related transactions	4,186,024	10,269,902
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(1,681,925)	(6,469,584)
Net increase (decrease) in net assets resulting from operations	6,331,675	7,300,404
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(3,001,665)	(3,549,297)
Institutional Class	(469,585)	(479,873)
Realized gains on investments:
Investor Class	(2,247,824)	(7,116,965)
Institutional Class	(382,120)	(673,526)
Net decrease in net assets resulting from distributions	(6,101,194)	(11,819,661)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	7,006,687	37,808,908
REDEMPTION FEES	—	13,497
Total increase (decrease) in net assets	7,237,168	33,303,148
NET ASSETS:
Beginning of year	180,919,991	147,616,843
End of year (including distributions in excess of net investment income of ($21,078) and ($367,605), respectively)	$188,157,159	$180,919,991

MATTHEWS ASIA VALUE FUND	Year Ended December 31, 2016	Period Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)	$18,087	$3,161
Net realized gain (loss) on investments and foreign currency related transactions	25,479	(988)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	106,708	(16,746)
Net increase (decrease) in net assets resulting from operations	150,274	(14,573)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(129,547)	(1,748)
Institutional Class	(10,399)	(581)
Realized gains on investments:
Investor Class	(8,096)	—
Institutional Class	(542)	—
Net decrease in net assets resulting from distributions	(148,584)	(2,329)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	969,275	1,749,497
Total increase (decrease) in net assets	970,965	1,732,595
NET ASSETS:
Beginning of period	1,732,595	—
End of period (including undistributed/(distributions in excess of) net investment income of ($5,575) and $7,772, respectively)	$2,703,560	$1,732,595

1	Matthews Asia Value Commenced operations on November 30, 2015.

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

MATTHEWS ASIA FOCUS FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$140,261	$170,208
Net realized gain (loss) on investments and foreign currency related transactions	(230,413)	(610,875)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	597,323	(1,483,661)
Net change on foreign capital gains taxes on unrealized appreciation	—	982
Net increase (decrease) in net assets resulting from operations	507,171	(1,923,346)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(70,761)	(43,929)
Institutional Class	(87,218)	(68,121)
Realized gains on investments:
Investor Class	—	(30,710)
Institutional Class	—	(30,458)
Net decrease in net assets resulting from distributions	(157,979)	(173,218)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,414,939)	(1,717,388)
REDEMPTION FEES	—	1,869
Total increase (decrease) in net assets	(1,065,747)	(3,812,083)
NET ASSETS:
Beginning of year	11,174,848	14,986,931
End of year (including undistributed net investment income of $61,966 and $80,691, respectively)	$10,109,101	$11,174,848

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$2,400,166	$5,164,454
Net realized gain (loss) on investments and foreign currency related transactions	23,160,593	13,893,458
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(21,403,951)	(31,515,329)
Net change on foreign capital gains taxes on unrealized appreciation	(391,511)	120,781
Net increase (decrease) in net assets resulting from operations	3,765,297	(12,336,636)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(4,658,025)	—
Institutional Class	(2,552,696)	—
Net decrease in net assets resulting from distributions	(7,210,721)	—
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(157,945,254)	(60,027,645)
REDEMPTION FEES	—	36,064
Total increase (decrease) in net assets	(161,390,678)	(72,328,217)
NET ASSETS:
Beginning of year	776,855,763	849,183,980
End of year (including undistributed/(distributions in excess of) net investment income of ($4,567,404) and $278,925, respectively)	$615,465,085	$776,855,763

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	115

Statements of Changes in Net Assets (continued)

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$39,910,764	$130,008,860
Net realized gain (loss) on investments and foreign currency related transactions	131,856,477	665,475,960
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(195,810,377)	(1,050,878,074)
Net change on foreign capital gains taxes on unrealized appreciation	—	5,827,625
Net increase (decrease) in net assets resulting from operations	(24,043,136)	(249,565,629)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(13,577,737)	(44,786,496)
Institutional Class	(31,600,912)	(72,239,388)
Realized gains on investments:
Investor Class	(50,432,820)	(237,860,447)
Institutional Class	(86,777,397)	(343,244,442)
Net decrease in net assets resulting from distributions	(182,388,866)	(698,130,773)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	173,707,489	(463,729,788)
REDEMPTION FEES	30	121,959
Total increase (decrease) in net assets	(32,724,483)	(1,411,304,231)
NET ASSETS:
Beginning of year	6,685,415,354	8,096,719,585
End of year (including undistributed net investment income of $220,925 and $0, respectively)	$6,652,690,871	$6,685,415,354

MATTHEWS ASIA ESG FUND	Year Ended December 31, 2016	Period Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)	$66,399	$10,336
Net realized gain (loss) on investments and foreign currency related transactions	(10,559)	(50,753)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	53,654	(119,098)
Net change on foreign capital gains taxes on unrealized appreciation	(10,279)	(9,835)
Net increase (decrease) in net assets resulting from operations	99,215	(169,350)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(85,420)	(16,506)
Institutional Class	(54,320)	(20,899)
Net decrease in net assets resulting from distributions	(139,740)	(37,405)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	3,863,601	5,141,106
Total increase (decrease) in net assets	3,823,076	4,934,351
NET ASSETS:
Beginning of period	4,934,351	—
End of period (including undistributed/(distributions in excess of) net investment income of ($20,477) and $26,705, respectively)	$8,757,427	$4,934,351

1	Matthews Asia ESG Fund commenced operations on April 30, 2015.

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

MATTHEWS EMERGING ASIA FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$2,490,968	$703,470
Net realized gain (loss) on investments and foreign currency related transactions	2,695,061	(1,091,679)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	21,190,343	(4,197,814)
Net change on foreign capital gains taxes on unrealized appreciation	(1,282,859)	(730,548)
Net increase (decrease) in net assets resulting from operations	25,093,513	(5,316,571)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,321,879)	(35,327)
Institutional Class	(1,048,573)	(46,163)
Realized gains on investments:
Investor Class	(1,325,678)	(300,074)
Institutional Class	(887,884)	(132,999)
Net decrease in net assets resulting from distributions	(4,584,014)	(514,563)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	50,373,123	43,937,018
REDEMPTION FEES	136,866	49,908
Total increase (decrease) in net assets	71,019,488	38,155,792
NET ASSETS:
Beginning of year	169,868,495	131,712,703
End of year (including undistributed/(distributions in excess of) net investment income of ($151,736) and $276,735, respectively)	$240,887,983	$169,868,495

MATTHEWS ASIA INNOVATORS FUND	Year Ended December 31, 2016[1]	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	($190,585)	($506,623)
Net realized gain (loss) on investments and foreign currency related transactions	8,883,438	27,158,911
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(23,846,357)	(18,078,323)
Net change on foreign capital gains taxes on unrealized appreciation	(17,802)	—
Net increase (decrease) in net assets resulting from operations	(15,171,306)	8,573,965
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments:
Investor Class	(8,895,423)	(17,188,079)
Institutional Class	(1,728,457)	(4,989,441)
Net decrease in net assets resulting from distributions	(10,623,880)	(22,177,520)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(40,266,401)	(6,569,665)
REDEMPTION FEES	—	5,577
Total increase (decrease) in net assets	(66,061,587)	(20,167,643)
NET ASSETS:
Beginning of year	166,532,541	186,700,184
End of year (including distributions in excess of net investment income (loss) of ($122,197) and $0, respectively)	$100,470,954	$166,532,541

1 The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	117

Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Year Ended December 31, 2016[1]	Year Ended December 31, 2015[1]
OPERATIONS:
Net investment income (loss)	$7,458,536	$8,470,215
Net realized gain (loss) on investments and foreign currency related transactions	13,454,903	131,220,057
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(61,441,961)	(106,930,741)
Net change on foreign capital gains taxes on unrealized appreciation	(17,605)	4,990
Net increase (decrease) in net assets resulting from operations	(40,546,127)	32,764,521
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(7,918,085)	(7,271,979)
Institutional Class	(287,088)	(292,369)
Realized gains on investments:
Investor Class	(38,601,123)	(112,695,199)
Institutional Class	(1,268,492)	(3,998,950)
Return of Capital:
Investor Class	(17,371,599)	—
Institutional Class	(571,054)	—
Net decrease in net assets resulting from distributions	(66,017,441)	(124,258,497)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(115,705,461)	(174,745,783)
REDEMPTION FEES	51	64,297
Total increase (decrease) in net assets	(222,268,978)	(266,175,462)
NET ASSETS:
Beginning of year	734,043,083	1,000,218,545
End of year (including distributions in excess of net investment income of ($16,878) and ($32,868), respectively)	$511,774,105	$734,043,083

1 Consolidated Statements of Changes in Net Assets. See Note 2-C.

MATTHEWS INDIA FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$1,007,080	$(2,170,656)
Net realized gain (loss) on investments and foreign currency related transactions	28,818,985	23,846,810
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(50,411,276)	(62,183,356)
Net change on foreign capital gains taxes on unrealized appreciation	1,942,487	6,684,572
Net increase (decrease) in net assets resulting from operations	(18,642,724)	(33,822,630)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,210,919)
Institutional Class	—	(713,191)
Realized gains on investments:
Investor Class	(17,649,381)	(10,496,814)
Institutional Class	(9,260,856)	(3,018,487)
Net decrease in net assets resulting from distributions	(26,910,237)	(15,439,411)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	57,936,594	469,778,771
REDEMPTION FEES	—	1,141,560
Total increase (decrease) in net assets	12,383,633	421,658,290
NET ASSETS:
Beginning of year	1,505,826,994	1,084,168,704
End of year (including undistributed/(distributions in excess of) net investment income of $615,562 and ($50,865), respectively)	$1,518,210,627	$1,505,826,994

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

MATTHEWS JAPAN FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$13,934,587	$2,748,307
Net realized gain (loss) on investments and foreign currency related transactions	140,692,829	24,616,954
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(83,399,840)	124,628,729
Net increase (decrease) in net assets resulting from operations	71,227,576	151,993,990
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(14,892,806)	—
Institutional Class	(12,780,128)	—
Realized gains on investments:
Investor Class	(4,615,399)	—
Institutional Class	(3,490,954)	—
Net decrease in net assets resulting from distributions	(35,779,287)	—
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,003,413,662	1,174,685,964
REDEMPTION FEES	—	42,911
Total increase (decrease) in net assets	1,038,861,951	1,326,722,865
NET ASSETS:
Beginning of year	1,949,326,670	622,603,805
End of year (including undistributed/(distributions in excess of) net investment income of ($8,574,832) and $1,177,791, respectively)	$2,988,188,621	$1,949,326,670

MATTHEWS KOREA FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$434,470	$423,029
Net realized gain (loss) on investments and foreign currency related transactions	16,478,510	13,649,607
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(27,906,464)	10,755,361
Net increase (decrease) in net assets resulting from operations	(10,993,484)	24,827,997
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(2,065,275)	(299,912)
Institutional Class	(116,928)	(230,197)
Realized gains on investments:
Investor Class	(10,912,600)	(7,587,708)
Institutional Class	(554,186)	(3,214,060)
Net decrease in net assets resulting from distributions	(13,648,989)	(11,331,877)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(32,836,778)	(25,043,885)
REDEMPTION FEES	—	10,431
Total increase (decrease) in net assets	(57,479,251)	(11,537,334)
NET ASSETS:
Beginning of year	207,667,042	219,204,376
End of year (including distributions in excess of net investment income of ($1,721,768) and ($93,408), respectively)	$150,187,791	$207,667,042

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	119

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$2,775,600	$1,492,221
Net realized gain (loss) on investments and foreign currency related transactions	11,047,982	(8,000,630)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(19,272,943)	(74,037,016)
Net change on foreign capital gains taxes on unrealized appreciation	56,811	378,114
Net increase (decrease) in net assets resulting from operations	(5,392,550)	(80,167,311)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,145,221)	(527,668)
Institutional Class	(1,307,167)	(972,889)
Net decrease in net assets resulting from distributions	(2,452,388)	(1,500,557)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(173,006,090)	15,106,280
REDEMPTION FEES	123,630	226,015
Total increase (decrease) in net assets	(180,727,398)	(66,335,573)
NET ASSETS:
Beginning of year	609,914,708	676,250,281
End of year (including undistributed net investment income of $1,443,823 and $1,244,170, respectively)	$429,187,310	$609,914,708

MATTHEWS CHINA SMALL COMPANIES FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$224,432	$178,243
Net realized gain (loss) on investments and foreign currency related transactions	168,743	3,458,391
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(882,977)	(3,136,775)
Net increase (decrease) in net assets resulting from operations	(489,802)	499,859
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(57,353)	(146,067)
Realized gains on investments:
Investor Class	(747,907)	(1,644,128)
Net decrease in net assets resulting from distributions	(805,260)	(1,790,195)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(4,154,641)	743,769
REDEMPTION FEES	4,924	24,657
Total increase (decrease) in net assets	(5,444,779)	(521,910)
NET ASSETS:
Beginning of year	21,546,002	22,067,912
End of year (including undistributed net investment income of $168,416 and $1,346, respectively)	$16,101,223	$21,546,002

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$9.96	$10.31	$10.42	$10.84	$9.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.50	0.47	0.46	0.40	0.37
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, foreign currency related transactions, swaps and foreign capital gains taxes	0.38	(0.53)	(0.19)	(0.48)	0.95
Total from investment operations	0.88	(0.06)	0.27	(0.08)	1.32
LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.29)	(0.38)	(0.35)	(0.42)
Net realized gains on investments	—	—	—	(0.01)	—
Total distributions	(0.41)	(0.29)	(0.38)	(0.36)	(0.42)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	0.02	0.01
Net Asset Value, end of year	$10.43	$9.96	$10.31	$10.42	$10.84
TOTAL RETURN	8.85%	(0.58% )	2.54%	(0.50% )	13.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$55,409	$51,130	$58,594	$38,051	$29,479
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.33%	1.28%	1.27%	1.28%	1.85%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	1.12%	1.13%	1.20%	1.17%
Ratio of net investment income (loss) to average net assets	4.85%	4.57%	4.36%	3.75%	3.58%
Portfolio turnover[3]	71.50%	50.09%	34.28%	48.71%	18.45%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$9.96	$10.30	$10.42	$10.83	$9.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.53	0.49	0.48	0.42	0.39
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, foreign currency related transactions, swaps and foreign capital gains taxes	0.36	(0.52)	(0.20)	(0.46)	0.94
Total from investment operations	0.89	(0.03)	0.28	(0.04)	1.33
LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.31)	(0.40)	(0.38)	(0.44)
Net realized gains on investments	—	—	—	(0.01)	—
Total distributions	(0.43)	(0.31)	(0.40)	(0.39)	(0.44)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	0.02	0.01
Net Asset Value, end of year	$10.42	$9.96	$10.30	$10.42	$10.83
TOTAL RETURN	9.02%	(0.27% )	2.64%	(0.20% )	13.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$13,398	$11,001	$7,840	$7,662	$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.12%	1.09%	1.07%	1.09%	1.70%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.93%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	5.13%	4.81%	4.55%	3.99%	3.70%
Portfolio turnover[3]	71.50%	50.09%	34.28%	48.71%	18.45%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	121

Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout the period presented.

INVESTOR CLASS	Period Ended December 31, 2016[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.18
Total from investment operations	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)
Net realized gains on investments	(0.02)
Total distributions	(0.34)
Paid-in capital from redemption fees (Note 4)	—
Net Asset Value, end of period	$10.13
TOTAL RETURN	4.66%[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$10,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.24%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%[4]
Ratio of net investment income (loss) to average net assets	4.12%[4]
Portfolio turnover[5]	18.80%[3]

INSTITUTIONAL CLASS	Period Ended December 31, 2016[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.18
Total from investment operations	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)
Net realized gains on investments	(0.02)
Total distributions	(0.35)
Paid-in capital from redemption fees (Note 4)	—
Net Asset Value, end of period	10.13
TOTAL RETURN	4.82%[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.99%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%[4]
Ratio of net investment income (loss) to average net assets	4.28%[4]
Portfolio turnover[5]	18.80%[3]

1	Commenced operations on April 29, 2016.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$16.03	$18.01	$18.91	$18.61	$15.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.32	0.39	0.39	0.41	0.43
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.06)	(1.19)	(0.50)	0.47	3.58
Total from investment operations	0.26	(0.80)	(0.11)	0.88	4.01
LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.42)	(0.35)	(0.46)	(0.47)
Net realized gains on investments	(0.87)	(0.76)	(0.44)	(0.12)	—
Total distributions	(1.35)	(1.18)	(0.79)	(0.58)	(0.47)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	— [2]	— [2]
Net Asset Value, end of year	$14.94	$16.03	$18.01	$18.91	$18.61
TOTAL RETURN	1.34%	(4.50% )	(0.65% )	4.83%	26.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,684,987	$2,045,435	$3,052,565	$3,278,586	$3,214,984
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	1.09%	1.08%	1.08%	1.11%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.09%	1.09%	1.08%	1.08%	1.11%
Ratio of net investment income (loss) to average net assets	1.90%	2.17%	2.03%	2.14%	2.52%
Portfolio turnover[3]	15.64%	16.48%	16.79%	15.27%	17.43%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$16.02	$18.00	$18.90	$18.60	$15.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.34	0.42	0.42	0.44	0.45
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.07)	(1.19)	(0.50)	0.48	3.58
Total from investment operations	0.27	(0.77)	(0.08)	0.92	4.03
LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(0.45)	(0.38)	(0.50)	(0.49)
Net realized gains on investments	(0.87)	(0.76)	(0.44)	(0.12)	—
Total distributions	(1.37)	(1.21)	(0.82)	(0.62)	(0.49)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	— [2]	— [2]
Net Asset Value, end of year	$14.92	$16.02	$18.00	$18.90	$18.60
TOTAL RETURN	1.44%	(4.33% )	(0.48% )	5.04%	27.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$809,254	$823,619	$1,182,690	$1,120,218	$856,876
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	0.92%	0.92%	0.93%	0.97%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.94%	0.92%	0.92%	0.93%	0.97%
Ratio of net investment income (loss) to average net assets	2.06%	2.34%	2.19%	2.30%	2.69%
Portfolio turnover[3]	15.64%	16.48%	16.79%	15.27%	17.43%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016[1]	2015[1]	2014[1]	2013	2012
Net Asset Value, beginning of year	$15.36	$15.26	$15.60	$14.58	$12.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.28	0.29	0.30	0.32	0.36
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.37	0.31	(0.34)	1.30	2.30
Total from investment operations	0.65	0.60	(0.04)	1.62	2.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.27)	(0.23)	(0.60)	(0.56)
Net realized gains on investments	(0.11)	(0.23)	—	—	—
Return of capital	(0.09)	—	(0.07)	—	—
Total distributions	(0.49)	(0.50)	(0.30)	(0.60)	(0.56)
Paid-in capital from redemption fees (Note 4)	—	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of year	$15.52	$15.36	$15.26	$15.60	$14.58
TOTAL RETURN	4.13%	3.86%	(0.32% )	11.27%	21.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,650,611	$2,757,910	$2,918,228	$3,669,690	$2,780,043
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.06%	1.06%	1.06%	1.06%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.06%	1.05%	1.05%	1.06%	1.09%
Ratio of net investment income (loss) to average net assets	1.79%	1.82%	1.89%	2.04%	2.65%
Portfolio turnover[4]	39.76%	35.98%	20.06%	14.06%	9.17%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016[1]	2015[1]	2014[1]	2013	2012
Net Asset Value, beginning of year	$15.35	$15.26	$15.59	$14.57	$12.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.30	0.32	0.32	0.34	0.37
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.38	0.29	(0.33)	1.30	2.29
Total from investment operations	0.68	0.61	(0.01)	1.64	2.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.29)	(0.25)	(0.62)	(0.57)
Net realized gains on investments	(0.11)	(0.23)	—	—	—
Return of capital	(0.09)	—	(0.07)	—	—
Total distributions	(0.51)	(0.52)	(0.32)	(0.62)	(0.57)
Paid-in capital from redemption fees (Note 4)	—	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of year	$15.52	$15.35	$15.26	$15.59	$14.57
TOTAL RETURN	4.33%	3.93%	(0.18% )	11.43%	21.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,034,276	$2,045,713	$2,107,371	$2,124,214	$922,561
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	0.93%	0.93%	0.93%	0.97%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.93%	0.92%	0.93%	0.93%	0.97%
Ratio of net investment income (loss) to average net assets	1.91%	1.98%	2.02%	2.17%	2.72%
Portfolio turnover[4]	39.76%	35.98%	20.06%	14.06%	9.17%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$13.79	$13.37	$13.74	$12.35	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.31	0.29	0.25	0.25	0.25
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.47	1.01	(0.12)	1.35	2.49
Total from investment operations	0.78	1.30	0.13	1.60	2.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.28)	(0.36)	(0.23)	(0.46)
Net realized gains on investments	(0.20)	(0.60)	(0.14)	—	—
Total distributions	(0.48)	(0.88)	(0.50)	(0.23)	(0.46)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	0.02	0.01
Net Asset Value, end of year	$14.09	$13.79	$13.37	$13.74	$12.35
TOTAL RETURN	5.70%	9.54%	0.93%	13.35%	27.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$160,400	$165,514	$116,954	$125,965	$59,535
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.22%	1.19%	1.19%	1.24%	1.47%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.22%	1.19%	1.19%	1.34%	1.50%
Ratio of net investment income (loss) to average net assets	2.28%	1.97%	1.88%	1.94%	2.24%
Portfolio turnover[3]	72.96%	79.91%	25.43%	20.52%	21.40%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$13.79	$13.37	$13.74	$12.34	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.29	0.28	0.28	0.33	0.22
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.51	1.04	(0.13)	1.32	2.53
Total from investment operations	0.80	1.32	0.15	1.65	2.75
LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.30)	(0.38)	(0.26)	(0.48)
Net realized gains on investments	(0.20)	(0.60)	(0.14)	—	—
Total distributions	(0.50)	(0.90)	(0.52)	(0.26)	(0.48)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	0.01	0.01
Net Asset Value, end of year	$14.09	$13.79	$13.37	$13.74	$12.34
TOTAL RETURN	5.90%	9.71%	1.11%	13.72%	27.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$27,758	$15,406	$30,662	$24,790	$201
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.06%	1.00%	1.01%	1.08%	1.29%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.06%	1.00%	1.01%	1.08%	1.29%
Ratio of net investment income (loss) to average net assets	2.09%	1.89%	2.06%	2.54%	1.87%
Portfolio turnover[3]	72.96%	79.91%	25.43%	20.52%	21.40%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews Asia Value Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31, 2016	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.85	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	$0.09	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	$0.65	(0.16)
Total from investment operations	0.74	(0.14)
LESS DISTRIBUTIONS FROM:
Net investment income	($0.59)	(0.01)
Net realized gains on investments	($0.04)	—
Total distributions	($0.63)	(0.01)
Net Asset Value, end of period	$9.96	$9.85
TOTAL RETURN	7.43%	(1.35%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,548	$1,589
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	11.48%	36.42%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.50%	[4]
Ratio of net investment income (loss) to average net assets	0.84%	2.70%	[4]
Portfolio turnover[5]	19.60%	10.80%	[3]

INSTITUTIONAL CLASS	Year Ended Dec. 31, 2016	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.83	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.10	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.67	(0.15)
Total from investment operations	0.77	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.71)	(0.04)
Net realized gains on investments	(0.04)	—
Total distributions	(0.75)	(0.04)
Net Asset Value, end of period	$9.85	$9.83
TOTAL RETURN	7.72%	(1.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$155	$143
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	11.26%	36.17%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	1.01%	2.41%	[4]
Portfolio turnover[5]	19.60%	10.80%	[3]

1	Commenced operations on November 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31			Period Ended Dec. 31, 2013[1]
INVESTOR CLASS	2016	2015	2014
Net Asset Value, beginning of period	$8.69	$10.01	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.10	0.11	0.09	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.32	(1.31)	0.33	(0.30)
Total from investment operations	0.42	(1.20)	0.42	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.07)	(0.07)	(0.08)
Net realized gains on investments	—	(0.05)	—	—
Total distributions	(0.13)	(0.12)	(0.07)	(0.08)
Paid-in capital from redemption fees (Note 4)	—	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$8.98	$8.69	$10.01	$9.66
TOTAL RETURN	4.82%	(12.07% )	4.38%	(2.63%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$4,713	$5,474	$7,839	$6,258
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.47%	2.07%	2.16%	3.50%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.50%	1.57%	1.71%	[5]
Ratio of net investment income (loss) to average net assets	1.14%	1.08%	0.87%	0.64%	[5]
Portfolio turnover[6]	21.10%	23.60%	24.12%	16.23%	[4]

	Year Ended Dec. 31			Period Ended Dec. 31, 2013[1]
INSTITUTIONAL CLASS	2016	2015	2014
Net Asset Value, beginning of period	$8.69	$10.04	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.13	0.13	0.10	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.31	(1.33)	0.36	(0.30)
Total from investment operations	0.44	(1.20)	0.46	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.10)	(0.08)	(0.09)
Net realized gains on investments	—	(0.05)	—	—
Total distributions	(0.14)	(0.15)	(0.08)	(0.09)
Paid-in capital from redemption fees (Note 4)	—	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$8.99	$8.69	$10.04	$9.66
TOTAL RETURN	5.05%	(11.96% )	4.77%	(2.48%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,397	$5,700	$7,148	$2,118
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.29%	1.91%	1.94%	3.32%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.31%	1.50%	[5]
Ratio of net investment income (loss) to average net assets	1.37%	1.30%	0.96%	0.79%	[5]
Portfolio turnover[6]	21.10%	23.60%	24.12%	16.23%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015		2014	2013	2012
Net Asset Value, beginning of year	$21.09	$21.10		$21.17	$18.02	$15.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.11		0.12	0.11	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	0.13	(0.12)		0.19	3.37	2.53
Total from investment operations	0.19	(0.01)		0.31	3.48	2.68
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	—		(0.38)	(0.33)	—
Total distributions	(0.23)	—		(0.38)	(0.33)	—
Paid-in capital from redemption fees (Note 4)	—	—	[2]	— [2]	— [2]	—	[2]
Net Asset Value, end of year	$21.05	$21.09		$21.10	$21.17	$18.02
TOTAL RETURN	0.92%	(0.05%	)	1.49%	19.35%	17.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$419,516	$526,969		$561,922	$558,407	$276,884
Ratio of expenses to average net assets	1.14%	1.11%		1.11%	1.12%	1.16%
Ratio of net investment income (loss) to average net assets	0.30%	0.49%		0.55%	0.55%	0.92%
Portfolio turnover[3]	13.61%	29.51%		22.24%	10.77%	44.76%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016	2015		2014	2013	2012
Net Asset Value, beginning of year	$21.24	$21.19		$21.26	$18.08	$15.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.16		0.16	0.15	0.17
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	0.13	(0.11)		0.19	3.39	2.54
Total from investment operations	0.23	0.05		0.35	3.54	2.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	—		(0.42)	(0.36)	—
Total distributions	(0.28)	—		(0.42)	(0.36)	—
Paid-in capital from redemption fees (Note 4)	—	—	[2]	— [2]	— [2]	—	[2]
Net Asset Value, end of year	$21.19	$21.24		$21.19	$21.26	$18.08
TOTAL RETURN	1.06%	0.24%		1.63%	19.63%	17.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$195,949	$249,886		$287,262	$227,852	$147,142
Ratio of expenses to average net assets	0.96%	0.91%		0.91%	0.93%	0.98%
Ratio of net investment income (loss) to average net assets	0.47%	0.72%		0.74%	0.73%	1.02%
Portfolio turnover[3]	13.61%	29.51%		22.24%	10.77%	44.76%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$23.54	$26.57	$24.99	$24.42	$20.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.42	0.14	0.17	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.13)	(0.82)	2.80	0.72	4.09
Total from investment operations	(0.02)	(0.40)	2.94	0.89	4.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.42)	(0.13)	(0.16)	(0.16)
Net realized gains on investments	(0.47)	(2.21)	(1.23)	(0.16)	(0.02)
Total distributions	(0.60)	(2.63)	(1.36)	(0.32)	(0.18)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	— [2]	— [2]
Net Asset Value, end of year	$22.92	$23.54	$26.57	$24.99	$24.42
TOTAL RETURN	(0.16% )	(1.30% )	11.79%	3.63%	21.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,445,183	$2,720,869	$3,047,077	$2,954,108	$2,994,026
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	1.09%	1.09%	1.09%	1.11%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.08%	1.07%	1.08%	1.09%	1.11%
Ratio of net investment income (loss) to average net assets	0.47%	1.53%	0.52%	0.67%	0.82%
Portfolio turnover[3]	5.73%	12.56%	11.38%	7.73%	6.53%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$23.52	$26.56	$24.97	$24.41	$20.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.16	0.44	0.18	0.21	0.21
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.14)	(0.80)	2.82	0.71	4.10
Total from investment operations	0.02	(0.36)	3.00	0.92	4.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.47)	(0.18)	(0.20)	(0.20)
Net realized gains on investments	(0.47)	(2.21)	(1.23)	(0.16)	(0.02)
Total distributions	(0.64)	(2.68)	(1.41)	(0.36)	(0.22)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	— [2]	— [2]
Net Asset Value, end of year	$22.90	$23.52	$26.56	$24.97	$24.41
TOTAL RETURN	0.03%	(1.15% )	12.03%	3.78%	21.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$4,207,508	$3,964,547	$5,049,643	$4,679,039	$3,770,568
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.91%	0.91%	0.92%	0.92%	0.95%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.90%	0.89%	0.91%	0.92%	0.95%
Ratio of net investment income (loss) to average net assets	0.65%	1.61%	0.68%	0.83%	0.95%
Portfolio turnover [3]	5.73%	12.56%	11.38%	7.73%	6.53%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31, 2016	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.23	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(0.20)	(0.75)
Total from investment operations	(0.13)	(0.73)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.04)
Total distributions	(0.13)	(0.04)
Net Asset Value, end of period	$8.97	$9.23
TOTAL RETURN	(1.40% )	(7.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,376	$3,248
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.54%	9.09%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.48%	1.44%	[4]
Ratio of net investment income (loss) to average net assets	0.77%	0.25%	[4]
Portfolio turnover[5]	16.10%	21.72%	[3]

INSTITUTIONAL CLASS	Year Ended Dec. 31, 2016	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.09	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(0.19)	(0.77)
Total from investment operations	(0.10)	(0.72)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.11)
Total distributions	(0.15)	(0.11)
Net Asset Value, end of period	$8.92	$9.17
TOTAL RETURN	(1.16% )	(7.14%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,382	$1,686
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.36%	8.90%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	0.97%	0.75%	[4]
Portfolio turnover[5]	16.10%	21.72%	[3]

1	Commenced operations on April 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31			Period Ended Dec. 31, 2013[1]
INVESTOR CLASS	2016	2015	2014
Net Asset Value, beginning of period	$11.27	$11.60	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.15	0.04	0.04	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	2.01	(0.34)	1.69	(0.05)
Total from investment operations	2.16	(0.30)	1.73	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	— [3]	(0.06)	—	[3]
Net realized gains on investments	(0.13)	(0.03)	—	—
Return of capital	—	—	—	(0.01)
Total distributions	(0.26)	(0.03)	(0.06)	(0.01)
Paid-in capital from redemption fees (Note 4)	0.01	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$13.18	$11.27	$11.60	$9.93
TOTAL RETURN	19.25%	(2.56% )	17.39%	(0.61%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$145,164	$114,590	$110,363	$38,022
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.77%	1.75%	1.78%	2.39%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.47%	1.50%	1.58%	1.98%	[5]
Ratio of net investment income (loss) to average net assets	1.26%	0.33%	0.34%	(0.08%	)[5]
Portfolio turnover[6]	34.90%	12.14%	8.21%	1.66%	[4]

	Year Ended Dec. 31			Period Ended Dec. 31, 2013[1]
INSTITUTIONAL CLASS	2016	2015	2014
Net Asset Value, beginning of period	$11.29	$11.60	$9.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.21	0.07	0.06	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	1.99	(0.34)	1.69	(0.07)
Total from investment operations	2.20	(0.27)	1.75	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.01)	(0.07)	—	[3]
Net realized gains on investments	(0.13)	(0.03)	—	—
Return of capital	—	—	—	(0.02)
Total distributions	(0.28)	(0.04)	(0.07)	(0.02)
Paid-in capital from redemption fees (Note 4)	0.01	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$13.22	$11.29	$11.60	$9.92
TOTAL RETURN	19.61%	(2.33% )	17.68%	(0.55%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$95,724	$55,278	$21,350	$2,017
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.62%	1.57%	1.59%	2.21%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.33%	1.75%	[5]
Ratio of net investment income (loss) to average net assets	1.72%	0.65%	0.55%	0.19%	[5]
Portfolio turnover[6]	34.90%	12.14%	8.21%	1.66%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	131

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015		2014		2013		2012
Net Asset Value, beginning of year	$12.32	$13.61		$12.59		$9.29		$8.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	(0.05)		—	[2]	0.01		0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(1.07)	0.64		1.16		3.30		1.12
Total from investment operations	(1.09)	0.59		1.16		3.31		1.15
LESS DISTRIBUTIONS FROM:
Net investment income	—	—		(0.06)		(0.01)		(0.02)
Net realized gains on investments	(1.13)	(1.88)		(0.08)		—		—
Total distributions	(1.13)	(1.88)		(0.14)		(0.01)		(0.02)
Paid-in capital from redemption fees (Note 4)	—	—	[2]	—	[2]	—	[2]	— [2]
Net Asset Value, end of year	$10.10	$12.32		$13.61		$12.59		$9.29
TOTAL RETURN	(9.10% )	4.48%		9.24%		35.61%		14.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$83,926	$129,763		$125,612		$111,751		$131,629
Ratio of expenses to average net assets	1.24%	1.18%		1.16%		1.18%		1.18%
Ratio of net investment income (loss) to average net assets	(0.19% )	(0.33%	)	(0.02%	)	0.07%		0.30%
Portfolio turnover	92.25% [3]	72.85%	[3]	62.99%	[3]	62.04%	[3]	45.76%

INSTITUTIONAL CLASS	Year Ended Dec. 31			Period Ended Dec. 31, 2013[4]
	2016	2015	2014
Net Asset Value, beginning of period	$12.34	$13.61	$12.58	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	(0.02)	0.03	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(1.08)	0.63	1.17	2.48
Total from investment operations	(1.07)	0.61	1.20	2.52
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.09)	(0.03)
Net realized gains on investments	(1.13)	(1.88)	(0.08)	—
Total distributions	(1.13)	(1.88)	(0.17)	(0.03)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	—	[2]
Net Asset Value, end of period	$10.14	$12.34	$13.61	$12.58
TOTAL RETURN	(8.92% )	4.63%	9.54%	24.99%	[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$16,545	$36,770	$61,088	$49,236
Ratio of expenses to average net assets	1.01%	0.97%	0.95%	1.00%	[6]
Ratio of net investment income (loss) to average net assets	0.06%	(0.16% )	0.21%	0.56%	[6]
Portfolio turnover[3]	92.25%	72.85%	62.99%	62.04%	[5]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
4	Institutional Class commenced operations on April 30, 2013.
5	Not annualized.
6	Annualized.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016[1]	2015[1]	2014[1]	2013	2012
Net Asset Value, beginning of year	$18.42	$21.46	$22.84	$23.47	$21.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.21	0.20	0.24	0.25	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(1.04)	0.30	(1.25)	1.33	2.26
Total from investment operations	(0.83)	0.50	(1.01)	1.58	2.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.21)	(0.27)	(0.26)	(0.35)
Net realized gains on investments	(1.29)	(3.33)	(0.10)	(1.95)	(0.25)
Return of capital	(0.57)	—	—	—	—
Total distributions	(2.12)	(3.54)	(0.37)	(2.21)	(0.60)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—	—	—
Net Asset Value, end of year	$15.47	$18.42	$21.46	$22.84	$23.47
TOTAL RETURN	(5.18% )	2.41%	(4.42% )	6.84%	11.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$495,900	$709,767	$947,740	$1,286,309	$1,642,090
Ratio of expenses to average net assets	1.18%	1.14%	1.11%	1.08%	1.12%
Ratio of net investment income (loss) to average net assets	1.24%	0.89%	1.09%	1.06%	1.33%
Portfolio turnover[4]	83.82%	66.22%	10.23%	6.29%	9.61%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016[1]	2015[1]	2014[1]	2013	2012
Net Asset Value, beginning of year	$18.39	$21.44	$22.81	$23.45	$21.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.22	0.25	0.28	0.26	0.36
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(1.03)	0.27	(1.25)	1.36	2.25
Total from investment operations	(0.81)	0.52	(0.97)	1.62	2.61
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.24)	(0.30)	(0.31)	(0.40)
Net realized gains on investments	(1.29)	(3.33)	(0.10)	(1.95)	(0.25)
Return of capital	(0.57)	—	—	—	—
Total distributions	(2.14)	(3.57)	(0.40)	(2.26)	(0.65)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—	—	—
Net Asset Value, end of year	$15.44	$18.39	$21.44	$22.81	$23.45
TOTAL RETURN	(5.06% )	2.50%	(4.22% )	6.97%	12.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$15,874	$24,276	$52,478	$117,678	$390,744
Ratio of expenses to average net assets	1.03%	0.99%	0.95%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets	1.32%	1.09%	1.27%	1.13%	1.58%
Portfolio turnover[4]	83.82%	66.22%	10.23%	6.29%	9.61%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	133

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$26.43	$26.46	$16.28	$17.51	$13.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	(0.05)	0.07	0.08	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(0.33)	0.26	10.29	(1.13)	4.17
Total from investment operations	(0.32)	0.21	10.36	(1.05)	4.28
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	(0.05)	(0.18)	(0.09)
Net realized gains on investments	(0.46)	(0.23)	(0.14)	(0.01)	(0.27)
Total distributions	(0.46)	(0.26)	(0.19)	(0.19)	(0.36)
Paid-in capital from redemption fees (Note 4)	—	0.02	0.01	0.01	— [2]
Net Asset Value, end of year	$25.65	$26.43	$26.46	$16.28	$17.51
TOTAL RETURN	(1.23% )	0.90%	63.71%	(5.90% )	31.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$967,009	$1,151,948	$974,838	$427,861	$607,800
Ratio of expenses to average net assets	1.12%	1.11%	1.12%	1.13%	1.18%
Ratio of net investment income (loss) to average net assets	0.02%	(0.17% )	0.32%	0.48%	0.65%
Portfolio turnover[3]	15.76%	9.51%	14.86%	8.70%	7.03%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$26.49	$26.49	$16.31	$17.53	$13.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	0.01	0.09	0.10	0.14
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(0.30)	0.26	10.29	(1.11)	4.17
Total from investment operations	(0.26)	0.27	10.38	(1.01)	4.31
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)	(0.08)	(0.21)	(0.12)
Net realized gains on investments	(0.46)	(0.23)	(0.14)	(0.01)	(0.27)
Total distributions	(0.46)	(0.29)	(0.22)	(0.22)	(0.39)
Paid-in capital from redemption fees (Note 4)	—	0.02	0.02	0.01	— [2]
Net Asset Value, end of year	$25.77	$26.49	$26.49	$16.31	$17.53
TOTAL RETURN	(1.00% )	1.12%	63.80%	(5.67% )	31.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$551,202	$353,879	$109,331	$3,234	$36,166
Ratio of expenses to average net assets	0.91%	0.90%	0.94%	0.95%	0.98%
Ratio of net investment income (loss) to average net assets	0.16%	0.02%	0.38%	0.61%	0.87%
Portfolio turnover[3]	15.76%	9.51%	14.86%	8.70%	7.03%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

134	MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015		2014	2013	2012
Net Asset Value, beginning of year	$18.97	$15.70		$16.20	$12.27	$11.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08	0.04		0.05	0.03	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.01)	3.23		(0.48)	4.12	0.84
Total from investment operations	0.07	3.27		(0.43)	4.15	0.94
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	—		(0.08)	(0.24)	(0.01)
Net realized gains on investments	(0.05)	—		—	—	—
Total distributions	(0.21)	—		(0.08)	(0.24)	(0.01)
Paid-in capital from redemption fees (Note 4)	—	—	[2]	0.01	0.02	— [2]
Net Asset Value, end of year	$18.83	$18.97		$15.70	$16.20	$12.27
TOTAL RETURN	0.40%	20.83%		(2.60% )	34.03%	8.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,685,872	$1,330,743		$467,854	$312,988	$82,463
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.98%	0.99%		1.03%	1.10%	1.20%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.98%	0.99%		1.03%	1.10%	1.20%
Ratio of net investment income (loss) to average net assets	0.43%	0.22%		0.32%	0.19%	0.81%
Portfolio turnover[3]	55.15%	24.19%		42.52%	22.72%	48.58%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016	2015		2014	2013	2012
Net Asset Value, beginning of year	$19.00	$15.71		$16.20	$12.26	$11.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.05		0.09	0.06	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	— [2]	3.24		(0.50)	4.12	0.84
Total from investment operations	0.10	3.29		(0.41)	4.18	0.96
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	—		(0.09)	(0.26)	(0.04)
Net realized gains on investments	(0.05)	—		—	—	—
Total distributions	(0.24)	—		(0.09)	(0.26)	(0.04)
Paid-in capital from redemption fees (Note 4)	—	—	[3]	0.01	0.02	— [3]
Net Asset Value, end of year	$18.86	$19.00		$15.71	$16.20	$12.26
TOTAL RETURN	0.51%	20.94%		(2.47% )	34.27%	8.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,302,317	$618,583		$154,750	$59,702	$22,233
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.88%	0.87%		0.90%	0.96%	1.04%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.88%	0.87%		0.90%	0.96%	1.04%
Ratio of net investment income (loss) to average net assets	0.54%	0.28%		0.58%	0.41%	0.99%
Portfolio turnover[4]	55.15%	24.19%		42.52%	22.72%	48.58%

1	Calculated using the average daily shares method.
2	Greater than $(0.01) per share.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	135

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$6.15	$5.65	$5.95	$5.64	$4.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.01	— [2]	— [2]	—	[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.41)	0.83	(0.05)	0.57	1.10
Total from investment operations	(0.39)	0.84	(0.05)	0.57	1.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.01)	—	(0.02)	—
Net realized gains on investments	(0.43)	(0.33)	(0.25)	(0.24)	(0.05)
Total distributions	(0.51)	(0.34)	(0.25)	(0.26)	(0.05)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	— [2]	—	[2]
Net Asset Value, end of year	$5.25	$6.15	$5.65	$5.95	$5.64
TOTAL RETURN	(6.32% )	15.16%	(0.73% )	10.11%	24.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$142,726	$147,685	$127,774	$138,830	$141,247
Ratio of expenses to average net assets	1.15%	1.10%	1.11%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets	0.41%	0.18%	0.04%	0.02%	0.01%
Portfolio turnover[3]	34.73%	20.36%	17.37%	46.20%	34.84%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$6.18	$5.68	$5.96	$5.67	$4.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	0.02	0.05	— [2]	—	[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.37)	0.83	(0.08)	0.56	1.11
Total from investment operations	(0.39)	0.85	(0.03)	0.56	1.11
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.02)	—	(0.03)	—
Net realized gains on investments	(0.43)	(0.33)	(0.25)	(0.24)	(0.05)
Total distributions	(0.52)	(0.35)	(0.25)	(0.27)	(0.05)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [2]	— [2]	—	[2]
Net Asset Value, end of year	$5.27	$6.18	$5.68	$5.96	$5.67
TOTAL RETURN	(6.31% )	15.27%	(0.39% )	9.87%	24.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$7,462	$59,982	$91,431	$12,283	$8,597
Ratio of expenses to average net assets	0.97%	0.93%	0.93%	0.97%	1.00%
Ratio of net investment income (loss) to average net assets	(0.31% )	0.28%	0.87%	(0.03% )	(0.07%	)
Portfolio turnover[3]	34.73%	20.36%	17.37%	46.20%	34.84%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

See accompanying notes to financial statements.

136	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015	2014		2013		2012
Net Asset Value, beginning of year	$19.41	$21.46	$19.34		$18.13		$14.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.02	0.09		0.11		0.17
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(0.37)	(2.05)	2.11		1.19		3.36
Total from investment operations	(0.28)	(2.03)	2.20		1.30		3.53
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.03)	(0.08)		(0.09)		(0.09)
Net realized gains on investments	—	—	—		—		(0.08)
Total distributions	(0.08)	(0.03)	(0.08)		(0.09)		(0.17)
Paid-in capital from redemption fees (Note 4)	— [2]	0.01	—	[2]	—	[2]	— [2]
Net Asset Value, end of year	$19.05	$19.41	$21.46		$19.34		$18.13
TOTAL RETURN	(1.44% )	(9.43% )	11.39%		7.19%		23.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$254,226	$387,747	$599,082		$407,352		$366,753
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.49%	1.48%	1.47%		1.47%		1.50%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.47%	1.47%	1.47%		1.47%		1.50%
Ratio of net investment income (loss) to average net assets	0.45%	0.08%	0.44%		0.58%		1.06%
Portfolio turnover	44.44% [3]	48.29% [3]	21.70%	[3]	37.01%	[3]	27.95%

	Year Ended Dec. 31			Period Ended Dec. 31, 2013[4]
INSTITUTIONAL CLASS	2016	2015	2014
Net Asset Value, beginning of period	$19.40	$21.46	$19.33	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.12	0.11	0.15	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(0.36)	(2.10)	2.10	(0.16)
Total from investment operations	(0.24)	(1.99)	2.25	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.08)	(0.12)	(0.13)
Net realized gains on investments	—	—	—	—
Total distributions	(0.13)	(0.08)	(0.12)	(0.13)
Paid-in capital from redemption fees (Note 4)	— [2]	0.01	— [2]	—	[2]
Net Asset Value, end of period	$19.03	$19.40	$21.46	$19.33
TOTAL RETURN	(1.24% )	(9.23% )	11.65%	0.13%	[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$174,962	$222,168	$77,168	$44,769
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.34%	1.30%	1.27%	1.25%	[6]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.26%	1.25%	[6]
Ratio of net investment income (loss) to average net assets	0.64%	0.53%	0.70%	1.39%	[6]
Portfolio turnover[3]	44.44%	48.29%	21.70%	37.01%	[5]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
4	Institutional Class commenced operations on April 30, 2013.
5	Not annualized.
6	Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	137

Financial Highlights (continued)

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2016	2015	2014	2013	2012
Net Asset Value, beginning of year	$8.79	$9.21	$9.89	$7.76	$7.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.08	0.01	0.02	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.28)	0.27	(0.33)	2.22	0.68
Total from investment operations	(0.18)	0.35	(0.32)	2.24	0.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.06)	(0.02)	(0.11)	(0.02)
Net realized gains on investments	(0.37)	(0.72)	—	—	—
Return of capital	—	—	(0.34)	—	—
Total distributions	(0.40)	(0.78)	(0.36)	(0.11)	(0.02)
Paid-in capital from redemption fees (Note 4)	— [2]	0.01	— [2]	— [2]	0.03
Net Asset Value, end of year	$8.21	$8.79	$9.21	$9.89	$7.76
TOTAL RETURN	(2.35% )	4.07%	(3.33% )	28.85%	10.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$16,101	$21,546	$22,068	$26,674	$10,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.24%	2.10%	1.90%	2.04%	3.26%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.50%	1.67%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	1.17%	0.80%	0.14%	0.17%	0.40%
Portfolio turnover	63.15%	72.49%	32.42%	10.28%	34.01%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.

See accompanying notes to financial statements.

138	MATTHEWS ASIA FUNDS

Notes to Financial Statements

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues eighteen separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund (formerly known as Matthews Asia Science and Technology Fund), Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund. Each Fund except for Matthews China Small Companies Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund currently offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

The Matthews Japan Fund closed to most new investors effective after market closing on July 29, 2016, but will continue to accept investments from existing shareholders.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The value of the Funds’ securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”) subject to the Funds’ pricing policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.	FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States (“U.S. GAAP”), the Funds disclose the fair value of their investments and derivative financial instruments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, foreign exchange etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments and derivative financial instruments).

matthewsasia.com | 800.789.ASIA	139

Notes to Financial Statements (continued)

The summary of inputs used to determine the fair valuation of the Fund’s investments and derivative financial instruments as of December 31, 2016 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Assets:
Investments:
Level 1: Quoted Prices
Bangladesh	$—	$—	$—	$—	$—	$—	$13,888,472
China/Hong Kong	—	—	103,985,010	113,546,169	231,708	203,375	60,812,421
Indonesia	—	—	41,856,264	—	—	—	9,276,318
Israel	—	—	—	—	21,054	—	—
Japan	—	—	—	56,089,309	—	—	—
Luxembourg	—	—	—	70,000,003	—	—	—
Malaysia	—	—	59,023,379	—	68,045	—	—
Pakistan	—	—	—	—	—	—	10,474,474
Philippines	—	—	—	—	—	—	5,342,670
Singapore	—	—	—	—	49,095	—	—
Sri Lanka	—	—	—	—	—	—	14,099,829
South Korea	—	—	—	—	25,502	—	—
Taiwan	—	—	58,591,949	169,004,432	19,858	—	—
United States	—	—	50,223,270	—	83,429	622,922	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	21,478,460	1,703,330	—	—	—	—	—
Non-Convertible Corporate Bonds[a]	35,572,911	11,272,116	—	—	—	—	—
Convertible Corporate Bonds[a]	6,474,000	1,981,750	276,171,458	—	—	—	—
Common Equities:
Australia	—	—	106,382,109	66,424,770	—	250,737	25,901,759
Bangladesh	—	—	—	—	—	—	—
China/Hong Kong	—	—	546,754,533	1,365,073,605	422,039	3,256,134	31,182,604
India	—	—	34,958,369	174,082,776	—	319,770	77,352,770
Indonesia	—	—	27,793,314	169,959,648	—	332,962	76,403,810
Japan	—	—	190,965,770	1,422,016,611	168,531	295,413	236,868,571
Malaysia	—	—	70,821,544	—	40,244	692,583	—
New Zealand	—	—	40,507,614	—	—	—	—
Norway	—	—	37,946,444	—	—	—	—
Philippines	—	—	22,516,322	43,902,431	—	—	13,632,417
Singapore	—	—	356,151,158	266,876,148	117,072	1,272,388	—
South Korea	—	—	215,784,703	227,157,725	533,609	1,120,903	—
Sri Lanka	—	—	—	—	—	—	5,868,083
Switzerland	—	—	—	—	43,884	316,772	—
Taiwan	—	—	63,194,417	50,597,807	132,643	812,697	3,302,464
Thailand	—	—	34,263,076	75,848,343	16,204	274,100	7,043,266
United Kingdom	—	—	—	—	10,789	—	—
Vietnam	—	—	34,658,289	65,458,618	—	—	14,300,756
Preferred Equities:
South Korea	—	—	88,265,803	241,654,580	268,835	—	—
Total Market Value of Investments	$63,525,371	$14,957,196	$2,460,814,795	$4,577,692,975	$2,252,541	$9,770,756	$605,750,684

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund
Derivative Financial Instruments[1]
Assets
Level 2:
Other Significant Observable Inputs
Foreign Currency Exchange Contracts	$182,537	$—
Liabilities
Level 2:
Other Significant Observable Inputs
Credit default swaps	(30,907)	(7,727)

1	Derivative financial instruments are foreign currency exchange contracts and swaps. Foreign currency exchange contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument.

140	MATTHEWS ASIA FUNDS

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$—	$21,712,490	$10,543,992	$—	$—	$1,535,861
Consumer Staples	—	—	42,019,379	—	—	161,351
Financials	—	—	61,755,051	—	—	—
Health Care	—	—	91,597,073	—	—	440,831
Industrials	794,906	—	—	38,220,218	—	956,092
Information Technology	7,270,886	71,938,734	134,384,285	—	—	374,345
Telecommunication Services	5,590,611	—	—	—	4,333,428	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	32,410,790	43,526,828	85,635,860	687,961,166	24,724,833	2,984,149
Consumer Staples	13,489,795	4,384,460	244,972,524	335,518,943	9,964,658	440,793
Energy	4,071,142	20,584,636	—	—	4,105,887	360,810
Financials	28,055,156	166,092,403	402,533,628	538,141,017	27,157,444	649,883
Health Care	11,892,763	2,135,246	127,903,460	286,175,586	8,322,470	1,874,158
Industrials	28,466,783	38,987,522	143,958,522	675,345,159	4,555,629	3,524,177
Information Technology	17,862,658	82,049,900	88,597,625	209,034,939	25,308,921	1,706,838
Materials	8,160,873	25,157,305	47,585,668	86,616,584	4,754,930	404,448
Real Estate	7,817,421	23,151,859	—	96,655,051	—	690,310
Telecommunication Services	10,815,404	—	—	—	—	—
Utilities	3,745,743	14,139,835	—	—	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	3,690,257	—
Consumer Staples	—	—	—	—	10,150,161	—
Energy	—	—	—	—	1,772,553	—
Financials	—	—	—	—	3,769,139	—
Information Technology	—	—	—	—	11,892,394	—
Materials	—	—	—	—	2,978,440	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	—	—	—	—	251
Total Market Value of Investments	$180,444,931	$513,861,218	$1,481,487,067	$2,953,668,663	$147,481,144	$16,104,297

matthewsasia.com | 800.789.ASIA	141

Notes to Financial Statements (continued)

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund*	Matthews Asia Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$363,443	$26,392,406	$1,989,052	$—
China/Hong Kong	454,963,767	244,224	1,641,648	16,941,411	24,005,583
India	—	61,082	1,761,073	—	4,648,275
Indonesia	21,232,562	—	6,594,549	—	11,450,925
Israel	—	—	—	—	5,626,158
Japan	6,638,752	147,417	—	217,664	5,256,968
Luxembourg	—	162,333	—	—	—
Malaysia	140,686,783	—	—	—	6,451,451
Pakistan	—	162,933	30,313,384	—	—
Philippines	—	191,578	10,856,013	2,740,989	3,950,543
Singapore	12,514,744	120,269	—	—	6,666,362
South Korea	—	104,767	—	—	—
Sri Lanka	—	143,220	13,195,600	1,099,561	—
Taiwan	—	270,015	—	—	—
Thailand	—	—	—	—	—
United States	210,898,083	—	—	577,109	—
Vietnam	—	—	9,951,127	—	—
Warrants:
Malaysia	3,796,898	—	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	—	2,405,135	1,526,128	—
Bangladesh	—	—	4,933,205	—	—
China/Hong Kong	1,566,913,518	1,482,140	18,205,774	16,100,332	107,550,782
India	1,297,816,503	1,338,588	25,022,705	9,440,292	43,097,667
Indonesia	461,268,379	249,095	24,130,464	9,054,319	24,592,947
Japan	—	880,220	—	—	4,132,632
Luxembourg	—	—	—	—	—
Malaysia	94,166,609	—	—	—	9,996,503
Pakistan	—	168,315	19,634,340	—	—
Philippines	193,150,069	186,028	4,098,821	—	6,633,871
Singapore	—	115,806	2,211,633	1,320,626	14,055,540
South Korea	879,253,589	715,025	—	16,660,748	52,920,496
Sri Lanka	—	—	1,715,568	—	—
Switzerland	187,948,244	—	—	—	—
Taiwan	410,830,768	808,554	—	10,355,034	58,163,447
Thailand	394,409,877	402,454	1,673,652	3,780,609	20,420,097
Vietnam	175,290,668	72,038	26,698,033	2,419,539	4,281,360
Preferred Equities:
South Korea	—	173,961	—	5,616,660	—
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	43,840,293	—	—	—	—
Pakistan	—	—	332,382	—	—
Total Market Value of Investments	$6,555,620,106	$8,563,505	$231,767,512	$99,840,073	$413,901,607

*	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

142	MATTHEWS ASIA FUNDS

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At December 31, 2016, the Funds utilized third party pricing services to fair value certain securities, some of which were different than the securities which had been valued by third party pricing services at December 31, 2015. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 to Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asia Growth and Income Fund	$78,945,709	$—
Matthews Asia Dividend Fund	71,353,674	32,808,738
Matthews Asia Value Fund	131,224	17,884
Matthews Asia Growth Fund	9,109,588	7,898,915
Matthews Pacific Tiger Fund	89,251,767	—
Matthews Asia ESG Fund	601,960	71,542
Matthews Emerging Asia Fund	36,517,208	19,408,023
Matthews India Fund	155,973,854	33,817,527
Matthews Asia Small Companies Fund	42,339,170	33,500,447
Matthews China Small Companies Fund	1,777,025	488,608

Level 3 securities consisted of equities that, as of December 31, 2016, were suspended from trading. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-A).

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund	Matthews China Fund	Matthews China Small Companies Fund
	Common Equities — China/Hong Kong	Common Equities — Pakistan	Common Equities — Financials	Common Equities — Information Technology
Balance as of 12/31/15 (market value)	$82,848,600	$—	$20,510,781	$7,548

Accrued discounts/premiums	—	—	—	—

Realized gain/(loss)	29,119,614	—	4,977,110	—

Change in unrealized appreciation/(depreciation)	(54,602,591)	85,182	(8,501,572)	(7,297)

Purchases	51,084,765	247,200	—	—

Sales	(64,610,095)	—	(16,986,319)	—

Transfers into Level 3*	—	—	—	—

Transfers out of Level 3*	—	—	—	—
Balance as of 12/31/16 (market value)	$43,840,293	$332,382	$—	$251
Net change in unrealized appreciation/(depreciation) on Level 3 investments held as of 12/31/16**	($7,244,472)	$85,182	$—	($7,297)

*	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
**	Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. These inputs include evaluated prices from the Funds’ pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of December 31, 2016, the Funds that previously used quoted prices or observable inputs now also utilize significant unobservable inputs for certain securities that were suspended from trading. As a result, certain securities held by the Funds that were previously classified as Level 1 or Level 2 were transferred to Level 3. Certain securities held by the Funds that were suspended from trading and classified as Level 3 on December 31, 2015 subsequently resumed trading and were transferred from Level 3 to Level 1, Level 2 or were sold.

matthewsasia.com | 800.789.ASIA	143

Notes to Financial Statements (continued)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain, material Level 3 investments:

	Value	Valuation Technique	Unobservable Input[1]	Unobservable Input - Proxy Factor Price Movement
Matthews Pacific Tiger Fund Assets:
Common Equity	$43,840,293	Last Price[2] Multiplied by Proxy factor[3]	Proxy factor[3]	-8%

Matthews Emerging Asia Fund Assets:
Common Equity	$332,382	Last Price[2] Multiplied by Proxy factor[4]	Proxy factor[4]	42%

1	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
2	Last Price could include closing price, last reported sales price, or last fair valued price as described in Note 2-A.
3	Proxy factor considers movement of the Shenzhen Stock Exchange Composite Index.
4	Proxy factor considers movement of the Pakistan Stock Exchange All-Share Index.

C.	BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) include the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds are series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds are exclusively owned by the Investing Funds. The U Series Funds primarily invest in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor (“QFII”) and had been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds could purchase. Access to the quota is subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds are subject to the same investment policies and restrictions that apply to Investing Funds. Intercompany accounts and transactions, if any, have been eliminated in the consolidation process. The U Series Funds are intended to be disregarded entities for the tax purposes. Therefore, no federal tax provision is required. Consolidated financial statements include expenses that are accrued for and paid by the Investing Funds. These include on-going operational costs as well as costs in connection with the launching of the U Series Funds.

In September 2016, the Board of Directors of the Matthews A Share Selections Fund, LLC adopted resolutions authorizing the termination and liquidation of the Matthews A Share Selections Fund, LLC. Consequently, as of September 30, 2016, the U Series Funds sold their securities and effectively ceased investment operations. The outstanding interests of each U Series Fund were redeemed by its respective Investing Fund.

D.	RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

E.	OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

144	MATTHEWS ASIA FUNDS

F.	DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund, Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2016 and December 31, 2015 were as follows:

YEAR ENDED DECEMBER 31, 2016	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital
Matthews Asia Strategic Income Fund	$2,603,309	$—	$2,603,309	$—
Matthews Asia Credit Opportunities Fund*	517,291	—	517,291	—
Matthews Asian Growth and Income Fund	82,341,797	145,377,175	227,718,972	—
Matthews Asia Dividend Fund	88,322,312	30,585,305	118,907,617	27,044,586
Matthews China Dividend Fund	3,471,251	2,629,943	6,101,194	—
Matthews Asia Value Fund	148,584	—	148,584	—
Matthews Asia Focus Fund	157,979	—	157,979	—
Matthews Asia Growth Fund	7,210,721	—	7,210,721	—
Matthews Pacific Tiger Fund	60,675,860	121,713,006	182,388,866	—
Matthews Asia ESG Fund	139,740	—	139,740	—
Matthews Emerging Asia Fund	2,483,804	2,100,210	4,584,014	—
Matthews Asia Innovators Fund**	—	10,623,880	10,623,880	—
Matthews China Fund	8,205,173	39,869,615	48,074,788	17,942,653
Matthews India Fund	112,375	26,797,862	26,910,237	—
Matthews Japan Fund	26,243,561	9,535,726	35,779,287	—
Matthews Korea Fund	2,252,578	13,672,732	15,925,310	—
Matthews Asia Small Companies Fund	2,452,388	—	2,452,388	—
Matthews China Small Companies Fund	57,353	747,907	805,260	—

Subsequent to December 31, 2016, it was determined that a portion of the distributions to the shareholders of each of the Matthews Asia Dividend Fund and the Matthews China Fund had exceeded the earnings and profits for each Fund for the 2016 tax year. Accordingly, a portion of the distributions have been reclassified as a return of capital. The breakdowns per share of the 2016 distributions are as follows:

	Total Cumulative Distributions for the Fiscal Year					% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Short-Term Capital Gains	Long Term Capital Gains	Return of Capital	Total	Net Investment Income	Short-Term Capital Gains	Long Term Capital Gains	Return of Capital	Total
Matthews Asia Dividend Fund—Investor Class	$0.29	$0.00	$0.11	$0.09	$0.49	60%	0%	21%	19%	100%
Matthews Asia Dividend Fund—Institutional Class	$0.31	$0.00	$0.11	$0.09	$0.51	62%	0%	20%	18%	100%
Matthews China Fund—Investor Class	$0.26	$0.00	$1.29	$0.57	$2.12	12%	0%	60%	28%	100%
Matthews China Fund—Institutional Class	$0.28	$0.00	$1.29	$0.57	$2.14	13%	0%	60%	27%	100%

YEAR ENDED DECEMBER 31, 2015	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$1,925,044	$—	$1,925,044
Matthews Asian Growth and Income Fund	89,571,608	134,712,377	224,283,985
Matthews Asia Dividend Fund	93,118,771	71,669,071	164,787,842
Matthews China Dividend Fund	4,110,069	7,709,592	11,819,661
Matthews Asia Value Fund	2,329	—	2,329
Matthews Asia Focus Fund	112,053	61,165	173,218
Matthews Pacific Tiger Fund	131,749,094	685,544,217	817,293,311
Matthews Asia ESG Fund	37,405	—	37,405
Matthews Emerging Asia Fund	81,591	432,972	514,563
Matthews Asia Innovators Fund**	—	25,836,171	25,836,171
Matthews China Fund	10,545,675	127,726,027	138,271,702
Matthews India Fund	1,967,432	13,471,979	15,439,411
Matthews Korea Fund	956,216	12,118,013	13,074,229
Matthews Asia Small Companies Fund	1,500,557	—	1,500,557
Matthews China Small Companies Fund	162,446	1,862,709	2,025,155

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

matthewsasia.com | 800.789.ASIA	145

Notes to Financial Statements (continued)

G.	INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the conversion feature are not amortized. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

H.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.	CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: QFII accounts are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFII’s approved investment quota, which is defined as the amount remitted into its special renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

J.	USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

K.	RECENT ACCOUNTING GUIDANCE: In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Funds’ net assets or results of operations. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

In December 2016, the Financial Accounting Standards Board issued an accounting standards update that makes technical changes to various sections of the accounting standards codification. The changes require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. These disclosure changes are effective for fiscal years, beginning after December 15, 2016, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. In particular, each Fund may seek to take on currency exposure by using derivatives such as currency forwards, and the Matthews Asia Strategic Income Fund may also employ a currency overlay strategy in an effort to enhance returns and moderate volatility. Derivative financial instruments and transactions in which each Fund may engage include financial futures contracts, swaps and/or forward foreign currency exchange contracts. The currency overlay strategy involves long and short positions on one or more currencies. As a result, each Fund’s exposure to a currency could exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower. The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts and credit default swaps contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Financial Futures Contracts: Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Strategic Income Fund does not offset financial assets and financial liabilities on forward foreign currency contacts in the statement of assets and liabilities as they are not subject to netting arrangements.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“centrally cleared swaps”).

146	MATTHEWS ASIA FUNDS

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the amortized premium received or paid.

The Funds may buy credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following tables present the Funds’ OTC derivatives by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Funds:

Matthews Asia Strategic Income Fund
Counterparty	Gross Liabilities in the Statements of Assets and Liabilities	Collateral Pledged[1]	(Assets)/Liabilities Availabe for Offset	Net Amount of Liabilities[2]
Bank of America, N.A.	$216,678	$—	$—	$216,678

Matthews Asia Credit Opportunities Fund
Counterparty	Gross Liabilities in the Statements of Assets and Liabilities	Collateral Pledged[1]	(Assets)/Liabilities Availabe for Offset	Net Amount of Liabilities[2]
Bank of America, N.A.	$54,170	$—	$—	$54,170

1	Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.
2	Represents the net amount payable to the counterparty in the event of default.

matthewsasia.com | 800.789.ASIA	147

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

As of December 31, 2016, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund
	Asset Derivatives
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$182,537	$—

	Liability Derivatives
Credit contracts	Value (unrealized depreciation on swaps; swaps premium received)	(216,678)	(54,170)

For the fiscal year ended December 31, 2016, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statements of Operations Location	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund
Net Realized Gain (Loss)
Foreign currency contracts:
Foreign currency exchange contracts	Net realized gain (loss) on foreign currency related transactions	($389,857)	$—
Credit default swaps:
Credit contracts	Net realized gain (loss) on swaps	(2,845)	(711)

Total		($392,702)	($711)

Net Change in Unrealized Appreciation (Depreciation)
Foreign currency contracts:
Foreign currency exchange contracts	Net change in unrealized appreciation/depreciation on foreign currency related translations	($114,037)	$—
Credit default swaps:
Credit contracts	Net change in unrealized appreciation/depreciation on swaps	(30,907)	(7,727)

Total		($144,944)	($7,727)

The notional amounts disclosed on the Matthews Asia Strategic Income and Matthews Credit Opportunities Funds’ Schedules of Investments are indicative of the activity for the period November 15, 2016—December 31, 2016 for buy protection on credit default swaps. Regarding forward foreign currency exchange contracts entered into by the Matthews Asia Strategic Income Fund, the average notional ending quarterly amounts purchased in USD were $7,441,199 and the average notional ending quarterly amounts sold in USD were $10,550,000.

148	MATTHEWS ASIA FUNDS

4.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	1,159,976	$12,036,561	1,323,678	$13,608,885
Shares issued through reinvestment of distributions	200,404	2,086,240	156,283	1,568,876
Shares redeemed	(1,179,567)	(12,189,837)	(2,031,972)	(20,725,933)
Net increase (decrease)	180,813	$1,932,964	(552,011)	($5,548,172)
Institutional Class
Shares sold	394,381	$4,226,734	514,725	$5,309,238
Shares issued through reinvestment of distributions	48,941	509,450	34,909	350,189
Shares redeemed	(262,800)	(2,759,738)	(205,825)	(2,100,037)
Net increase (decrease)	180,522	$1,976,446	343,809	$3,559,390
MATTHEWS ASIAN CREDIT OPPORTUNITIES FUND*
Investor Class
Shares sold	1,262,312	$12,795,706
Shares issued through reinvestment of distributions	33,461	340,366
Shares redeemed	(296,818)	(3,053,588)
Net increase (decrease)	998,955	$10,082,484
Institutional Class
Shares sold	604,202	$6,052,800
Shares issued through reinvestment of distributions	8,340	85,105
Shares redeemed	—	—
Net increase (decrease)	612,542	$6,137,905
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	22,685,379	$370,706,327	25,916,582	$466,448,198
Shares issued through reinvestment of distributions	9,221,755	142,699,973	9,143,700	150,474,022
Shares redeemed	(46,658,662)	(755,701,576)	(76,976,258)	(1,349,111,339)
Net increase (decrease)	(14,751,528)	($242,295,276)	(41,915,976)	($732,189,119)
Institutional Class
Shares sold	20,043,072	$329,220,035	11,883,290	$212,136,578
Shares issued through reinvestment of distributions	4,935,874	76,286,208	3,858,797	63,544,851
Shares redeemed	(22,147,192)	(352,353,051)	(30,034,472)	(523,307,730)
Net increase (decrease)	2,831,754	$53,153,192	(14,292,385)	($247,626,301)
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	27,984,752	$444,670,505	35,125,000	$570,435,753
Shares issued through reinvestment of distributions	4,679,731	75,148,885	5,242,086	83,243,373
Shares redeemed	(41,501,686)	(644,529,546)	(51,950,453)	(827,708,599)
Net increase (decrease)	(8,837,203)	($124,710,156)	(11,583,367)	($174,029,473)
Institutional Class
Shares sold	30,119,651	$475,655,888	52,931,529	$860,637,014
Shares issued through reinvestment of distributions	2,741,360	44,022,850	2,615,057	41,384,032
Shares redeemed	(35,037,220)	(546,747,812)	(60,382,643)	(945,927,066)
Net increase (decrease)	(2,176,209)	($27,069,074)	(4,836,057)	($43,906,020)
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	3,715,788	$52,252,711	9,804,629	$151,536,779
Shares issued through reinvestment of distributions	373,101	5,189,800	724,059	10,466,697
Shares redeemed	(4,710,228)	(63,571,849)	(7,269,925)	(106,195,533)
Net increase (decrease)	(621,339)	($6,129,338)	3,258,763	$55,807,943
Institutional Class
Shares sold	1,816,522	$24,989,758	1,122,001	$16,210,502
Shares issued through reinvestment of distributions	60,896	851,567	78,571	1,153,826
Shares redeemed	(1,024,910)	(12,705,300)	(2,376,571)	(35,363,363)
Net increase (decrease)	852,508	$13,136,025	(1,175,999)	($17,999,035)

*	Investor Class and Institutional Class commencement of operations on April 29, 2016.

matthewsasia.com | 800.789.ASIA	149

Notes to Financial Statements (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS ASIA VALUE FUND
Investor Class
Shares sold	116,636	$1,176,796	161,193	$1,602,501
Shares issued through reinvestment of distributions	13,611	137,070	179	1,748
Shares redeemed	(35,718)	(356,533)	(34)	(333)
Net increase (decrease)	94,529	$957,333	161,338	$1,603,916
Institutional Class
Shares sold	94	$1,000	14,500	$145,000
Shares issued through reinvestment of distributions	1,100	10,942	60	581
Shares redeemed	—	—	—	—
Net increase (decrease)	1,194	$11,942	14,560	$145,581
MATTHEWS ASIA FOCUS FUND
Investor Class
Shares sold	50,201	$471,150	250,574	$2,466,477
Shares issued through reinvestment of distributions	7,605	70,199	8,502	74,221
Shares redeemed	(162,641)	(1,484,289)	(411,977)	(3,802,344)
Net increase (decrease)	(104,835)	($942,940)	(152,901)	($1,261,646)
Institutional Class
Shares sold	43,659	$429,950	85,035	$790,900
Shares issued through reinvestment of distributions	9,439	87,218	11,279	98,578
Shares redeemed	(108,595)	(989,167)	(152,717)	(1,345,220)
Net increase (decrease)	(55,497)	($471,999)	(56,403)	($455,742)
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	2,949,928	$63,405,015	10,116,539	$220,731,758
Shares issued through reinvestment of distributions	188,951	3,971,819	—	—
Shares redeemed	(8,189,460)	(174,198,638)	(11,770,308)	(246,526,119)
Net increase (decrease)	(5,050,581)	($106,821,804)	(1,653,769)	($25,794,361)
Institutional Class
Shares sold	3,415,256	$73,020,609	5,203,260	$112,251,892
Shares issued through reinvestment of distributions	74,896	1,584,032	—	—
Shares redeemed	(6,008,790)	(125,728,091)	(6,990,514)	(146,485,176)
Net increase (decrease)	(2,518,638)	($51,123,450)	(1,787,254)	($34,233,284)
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	17,131,149	$413,602,913	18,629,799	$505,974,505
Shares issued through reinvestment of distributions	2,559,033	60,214,039	11,411,932	263,383,421
Shares redeemed	(28,593,668)	(674,989,402)	(29,132,577)	(758,670,355)
Net increase (decrease)	(8,903,486)	($201,172,450)	909,154	$10,687,571
Institutional Class
Shares sold	56,472,145	$1,339,949,453	66,516,041	$1,778,275,629
Shares issued through reinvestment of distributions	2,784,965	65,450,776	11,636,136	268,329,315
Shares redeemed	(44,079,703)	(1,030,520,290)	(99,756,044)	(2,521,022,303)
Net increase (decrease)	15,177,407	$374,879,939	(21,603,867)	($474,417,359)
MATTHEWS ASIA ESG FUND
Investor Class
Shares sold	392,569	$3,433,859	482,804	$4,562,170
Shares issued through reinvestment of distributions	9,403	85,286	1,806	16,466
Shares redeemed	(154,929)	(1,375,756)	(132,628)	(1,222,043)
Net increase (decrease)	247,043	$2,143,389	351,982	$3,356,593
Institutional Class
Shares sold	190,080	$1,675,988	186,254	$1,805,130
Shares issued through reinvestment of distributions	6,022	54,320	2,307	20,899
Shares redeemed	(1,101)	(10,096)	(4,586)	(41,516)
Net increase (decrease)	195,001	$1,720,212	183,975	$1,784,513

150	MATTHEWS ASIA FUNDS

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING ASIA FUND
Investor Class
Shares sold	7,191,280	$93,797,154	3,222,545	$37,424,394
Shares issued through reinvestment of distributions	201,637	2,637,405	29,906	334,053
Shares redeemed	(6,553,598)	(74,847,077)	(2,594,387)	(29,676,907)
Net increase (decrease)	839,319	$21,587,482	658,064	$8,081,540
Institutional Class
Shares sold	3,585,928	$43,671,071	4,382,373	$50,726,364
Shares issued through reinvestment of distributions	147,701	1,936,356	16,011	179,162
Shares redeemed	(1,388,856)	(16,821,786)	(1,342,327)	(15,050,048)
Net increase (decrease)	2,344,773	$28,785,641	3,056,057	$35,855,478
MATTHEWS ASIA INNOVATORS FUND*
Investor Class
Shares sold	1,489,685	$17,976,640	2,583,487	$36,194,231
Shares issued through reinvestment of distributions	824,801	8,528,446	1,321,498	16,095,853
Shares redeemed	(4,537,543)	(51,381,223)	(2,600,415)	(35,098,196)
Net increase (decrease)	(2,223,057)	($24,876,137)	1,304,570	$17,191,888
Institutional Class
Shares sold	338,687	$3,702,742	248,176	$3,444,526
Shares issued through reinvestment of distributions	76,287	791,856	320,936	3,915,412
Shares redeemed	(1,763,369)	(19,884,862)	(2,079,401)	(31,121,491)
Net increase (decrease)	(1,348,395)	($15,390,264)	(1,510,289)	($23,761,553)
MATTHEWS CHINA FUND
Investor Class
Shares sold	2,148,342	$35,732,757	5,141,080	$120,488,105
Shares issued through reinvestment of distributions	3,793,239	62,095,323	6,355,104	116,616,158
Shares redeemed	(12,420,378)	(207,255,992)	(17,118,626)	(385,888,737)
Net increase (decrease)	(6,478,797)	($109,427,912)	(5,622,442)	($148,784,474)
Institutional Class
Shares sold	499,092	$7,772,205	628,563	$14,774,529
Shares issued through reinvestment of distributions	130,030	2,125,988	234,182	4,290,241
Shares redeemed	(921,220)	(16,175,742)	(1,990,574)	(45,026,079)
Net increase (decrease)	(292,098)	($6,277,549)	(1,127,829)	($25,961,309)
MATTHEWS INDIA FUND
Investor Class
Shares sold	9,247,717	$242,746,822	30,620,097	$867,318,320
Shares issued through reinvestment of distributions	624,141	16,190,215	408,995	10,507,217
Shares redeemed	(15,766,962)	(410,982,081)	(24,282,755)	(667,371,469)
Net increase (decrease)	(5,895,104)	($152,045,044)	6,746,337	$210,454,068
Institutional Class
Shares sold	11,428,013	$300,476,619	9,976,872	$279,880,654
Shares issued through reinvestment of distributions	105,665	2,753,632	23,353	601,584
Shares redeemed	(3,502,779)	(93,248,613)	(768,413)	(21,157,535)
Net increase (decrease)	8,030,899	$209,981,638	9,231,812	$259,324,703
MATTHEWS JAPAN FUND
Investor Class
Shares sold	74,348,475	$1,376,674,296	53,437,657	$989,896,404
Shares issued through reinvestment of distributions	1,004,971	18,963,796	—	—
Shares redeemed	(55,996,138)	(1,083,210,353)	(13,073,985)	(233,136,140)
Net increase (decrease)	19,357,308	$312,427,739	40,363,672	$756,760,264
Institutional Class
Shares sold	46,376,072	$877,486,384	25,203,856	$462,758,856
Shares issued through reinvestment of distributions	187,215	3,536,499	—	—
Shares redeemed	(10,076,300)	(190,036,960)	(2,491,900)	(44,833,156)
Net increase (decrease)	36,486,987	$690,985,923	22,711,956	$417,925,700

*	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

matthewsasia.com | 800.789.ASIA	151

Notes to Financial Statements (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
MATTHEWS KOREA FUND
Investor Class
Shares sold	8,524,610	$50,478,123	7,063,187	$45,732,771
Shares issued through reinvestment of distributions	2,345,781	12,432,626	1,247,048	7,432,409
Shares redeemed	(7,683,043)	(45,259,031)	(6,893,554)	(42,613,047)
Net increase (decrease)	3,187,348	$17,651,718	1,416,681	$10,552,133
Institutional Class
Shares sold	3,215,987	$19,291,961	1,949,647	$12,656,326
Shares issued through reinvestment of distributions	125,391	668,333	33,764	202,244
Shares redeemed	(11,634,445)	(70,448,790)	(8,378,869)	(48,454,588)
Net increase (decrease)	(8,293,067)	($50,488,496)	(6,395,458)	($35,596,018)
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	1,475,764	$28,101,064	8,497,848	$182,977,362
Shares issued through reinvestment of distributions	55,224	1,077,417	23,288	441,546
Shares redeemed	(8,162,469)	(159,237,120)	(16,455,313)	(348,268,552)
Net increase (decrease)	(6,631,481)	($130,058,639)	(7,934,177)	($164,849,644)
Institutional Class
Shares sold	1,431,111	$26,873,891	11,287,130	$246,873,661
Shares issued through reinvestment of distributions	66,423	1,294,585	47,417	898,076
Shares redeemed	(3,758,085)	(71,115,927)	(3,476,347)	(67,815,813)
Net increase (decrease)	(2,260,551)	($42,947,451)	7,858,200	$179,955,924
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	253,087	$2,130,881	766,278	$7,633,873
Shares issued through reinvestment of distributions	91,953	794,479	202,804	1,752,230
Shares redeemed	(837,034)	(7,080,001)	(911,884)	(8,642,334)
Net increase (decrease)	(491,994)	($4,154,641)	57,198	$743,769

As of December 31, 2016 a 2.00% redemption fee was assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is imposed to discourage market timing and short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that shares were purchased, and first redeem the shares that have been held the longest.

The Covered Funds may grant an exemption from the redemption fee when the Covered Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Covered Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds’ prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Funds’ policies and procedures related to short-term trading and market-timing activity, and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of the Funds through an intermediary, the Funds may not be able to notify the shareholder of a violation of the Funds’ policies or that the Funds have taken steps to address the situation (for example, the Funds may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Funds have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Funds.

The Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Strategic Income Fund

152	MATTHEWS ASIA FUNDS

and Matthews Asia Credit Opportunities Fund pays Matthews an annual fee of 0.65% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective April 29, 2016 for all Funds, except Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, and Matthews China Small Companies Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. For Matthews China Small Companies Fund this level is 1.50% for the Investor Class. In turn, if a Fund’s expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will continue through April 30, 2018, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

On December 31, 2016, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2017	2018	2019
Matthews Asia Strategic Income Fund	$79,504	$113,621	$123,474
Matthews Asia Credit Opportunities Fund*	—	—	110,447
Matthews Asia Value Fund	—	41,279	211,035
Matthews Asia Focus Fund	62,897	87,252	111,801
Matthews Asia ESG Fund	—	183,985	163,853
Matthews Emerging Asia Fund	152,283	452,048	553,167
Matthews Asia Small Companies Fund	15,270	113,037	252,008
Matthews China Small Companies Fund	63,212	133,327	142,295

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.

Investment advisory fees charged, waived fees and reimbursed additional expenses for the year ended December 31, 2016, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$426,049	($123,474)	$302,575
Matthews Asia Credit Opportunities Fund*	66,127	(110,447)	(44,320)
Matthews Asian Growth and Income Fund	19,401,795	(2,182)	19,399,613
Matthews Asia Dividend Fund	31,417,886	(173,279)	31,244,607
Matthews China Dividend Fund	1,123,179	—	1,123,179
Matthews Asia Value Fund	14,034	(211,035)	(197,001)
Matthews Asia Focus Fund	73,684	(111,801)	(38,117)
Matthews Asia Growth Fund	4,484,357	—	4,484,357
Matthews Pacific Tiger Fund	45,566,740	(522,856)	45,043,884
Matthews Asia ESG Fund	52,381	(163,853)	(111,472)
Matthews Emerging Asia Fund	1,695,506	(553,167)	1,142,339
Matthews Asia Innovators Fund**	964,368	—	964,368
Matthews China Fund	3,980,422	—	3,980,422
Matthews India Fund	10,314,168	—	10,314,168
Matthews Japan Fund	19,807,446	(14,338)	19,793,108
Matthews Korea Fund	1,194,852	—	1,194,852
Matthews Asia Small Companies Fund	5,325,434	(252,008)	5,073,426
Matthews China Small Companies Fund	191,203	(142,295)	48,908

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

matthewsasia.com | 800.789.ASIA	153

Notes to Financial Statements (continued)

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Administration and shareholder servicing fees charged, for the year ended December 31, 2016, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$93,640	$—	$93,640
Matthews Asia Credit Opportunities Fund*	14,418	—	14,418
Matthews Asian Growth and Income Fund	4,171,933	(2,182)	4,169,751
Matthews Asia Dividend Fund	6,755,698	(173,279)	6,582,419
Matthews China Dividend Fund	241,428	—	241,428
Matthews Asia Value Fund	3,015	—	3,015
Matthews Asia Focus Fund	15,846	—	15,846
Matthews Asia Growth Fund	964,821	—	964,821
Matthews Pacific Tiger Fund	9,794,580	(522,856)	9,271,724
Matthews Asia ESG Fund	11,244	—	11,244
Matthews Emerging Asia Fund	242,127	—	242,127
Matthews Asia Innovators Fund**	207,389	—	207,389
Matthews China Fund	856,119	—	856,119
Matthews India Fund	2,216,690	—	2,216,690
Matthews Japan Fund	4,254,896	(14,338)	4,240,558
Matthews Korea Fund	257,280	—	257,280
Matthews Asia Small Companies Fund	761,317	—	761,317
Matthews China Small Companies Fund	27,330	—	27,330

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the statements of assets and liabilities as well as the statements of operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

154	MATTHEWS ASIA FUNDS

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2016 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$5,250
Matthews Asia Credit Opportunities Fund*	814
Matthews Asian Growth and Income Fund	233,912
Matthews Asia Dividend Fund	378,790
Matthews China Dividend Fund	13,542
Matthews Asia Value Fund	169
Matthews Asia Focus Fund	888
Matthews Asia Growth Fund	54,070
Matthews Pacific Tiger Fund	549,368
Matthews Asia ESG Fund	631
Matthews Emerging Asia Fund	13,582
Matthews Asia Innovators Fund**	11,628
Matthews China Fund	47,996
Matthews India Fund	124,351
Matthews Japan Fund	238,741
Matthews Korea Fund	14,406
Matthews Asia Small Companies Fund	42,666
Matthews China Small Companies Fund	1,532

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

Brown Brothers Harriman & Co. serves as the Funds’ custodian. Foreside Funds Distributors LLC, serves as the Funds’ distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

Cross trades for the year ended December 31, 2016, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Matthews International Capital Management, LLC serves as investment advisor. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. For the year ended December 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Matthews Asia Dividend Fund	$4,639,670	$—
Matthews Emerging Asia Fund	90,507	—
Matthews Asia Innovators Fund	—	553,442
Matthews China Fund	—	4,311,006
Matthews Korea Fund	553,442	—
Matthews Asia Small Companies Fund	405,733	824,904

During the year ended December 31, 2016, Matthews China Fund received a reimbursement of $58,405 from an affiliate, which is included in payment by affiliate in the Statements of Operations, relating to an operational error.

As of December 31, 2016, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Asia Strategic Income Fund	1,437,526	22%
Matthews Asia Credit Opportunities Fund	1,196,293	74%
Matthews Asia Value Fund	100,216	37%
Mathews Asia Focus Fund	151,122	13%
Matthews Asia ESG Fund	343,028	35%
Matthews China Small Companies Fund	390,469	20%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $1,017,000 in aggregate for regular compensation during the year ended December 31, 2016.

matthewsasia.com | 800.789.ASIA	155

Notes to Financial Statements (continued)

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2016 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$46,460,788	$43,852,624
Matthews Asia Credit Opportunities Fund*	—	—	17,319,048	2,603,120
Matthews Asian Growth and Income Fund	—	—	433,417,060	799,591,025
Matthews Asia Dividend Fund	—	5,350,404	1,853,613,754	2,071,029,777
Matthews China Dividend Fund	—	—	121,615,840	120,599,525
Matthews Asia Value Fund	—	—	1,145,514	345,046
Matthews Asia Focus Fund	—	—	2,234,651	3,581,902
Matthews Asia Growth Fund	—	—	91,396,232	248,171,893
Matthews Pacific Tiger Fund	54,645,673	8,948,924	328,829,890	384,475,374
Matthews Asia ESG Fund	—	—	4,835,811	1,160,859
Matthews Emerging Asia Fund	1,834,739	—	97,415,318	57,129,205
Matthews Asia Innovators Fund**	—	—	129,195,135	173,094,121
Matthews China Fund	—	—	505,966,105	676,596,840
Matthews India Fund	1,726,270	8,295,648	236,869,550	234,779,518
Matthews Japan Fund	151,738,186	18,190,488	2,464,509,800	1,564,432,843
Matthews Korea Fund	—	—	60,528,805	102,176,215
Matthews Asia Small Companies Fund	—	—	228,673,366	397,705,728
Matthews China Small Companies Fund	—	—	11,687,287	16,007,487

*	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
**	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2016, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2016 is as follows:

	Shares Held at Dec. 31, 2015	Shares Purchased		Shares Sold	Shares Held at Dec. 31, 2016	Value at Dec. 31, 2016	Dividend Income Jan. 1, 2016– Dec. 31, 2016	Net Realized Gain (Loss) Jan. 1, 2016– Dec. 31, 2016

MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Anritsu Corp.†	7,564,500	1,345,200		2,588,200	6,321,500	$—	$—	$—
Ascendas India Trust	53,470,700	—		—	53,470,700	37,388,446	2,107,323	—
Breville Group, Ltd.	10,644,019	—		—	10,644,019	66,424,770	2,265,651	—
CapitaLand Retail China Trust, REIT†	43,232,400	—		—	43,232,400	—	—	—
China Machinery Engineering Corp. H Shares†	53,811,000	2,781,000		56,592,000	—	—	—	—
Greatview Aseptic Packaging Co., Ltd.†	109,030,000	—		87,117,000	21,913,000	—	—	—
Minth Group, Ltd.	59,535,000	—		1,572,000	57,963,000	179,973,467	4,199,865	5,180,206
Sercomm Corp.†	11,111,000	1,569,000		12,680,000	—	—	—	—
Spotless Group Holdings, Ltd.†	48,823,125	9,587,962		58,411,087	—	—	—	—
Yuexiu Transport Infrastructure, Ltd.	109,322,000	—		8,354,000	100,968,000	63,070,437	3,944,217	750,208

Total Affiliates						$346,857,120	$12,517,056	$5,930,414

MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,154,297	350,000		—	6,504,297	$84,577,686	$3,190,534	$—
Fuyao Glass Industry Group Co., Ltd. H Shares	31,836,000	3,000,000		—	34,836,000	107,598,788	3,999,167	—
Green Cross Corp.	846,872	—		70,000	776,872	100,888,309	1,123,111	3,794,822
Hyflux, Ltd.†	43,084,530	—		7,893,800	35,190,730	—	—	—
Just Dial, Ltd.	—	3,557,718		—	3,557,718	17,719,550	—	—
Synnex Technology International Corp.	98,191,354	4,909,567	††	—	103,100,921	103,604,589	4,643,422	—
Tata Power Co., Ltd.	165,620,436	6,000,000		—	171,620,436	191,526,692	3,243,668	—

Total Affiliates						$605,915,614	$16,199,902	$3,794,822

156	MATTHEWS ASIA FUNDS

	Shares Held at Dec. 31, 2015	Shares Purchased		Shares Sold	Shares Held at Dec. 31, 2016	Value at Dec. 31, 2016	Dividend Income Jan. 1, 2016– Dec. 31, 2016	Net Realized Gain (Loss) Jan. 1, 2016– Dec. 31, 2016

MATTHEWS EMERGING ASIA FUND
Name of Issuer:
National Seed JSC	554,535	425,050		—	979,585	$3,985,771	$87,853	$—

Total Affiliates						$3,985,771	$87,853	$—

MATTHEWS INDIA FUND
Name of Issuer:
eClerx Services, Ltd.	3,135,581	80,326		463,976	2,751,931	$56,765,926	$46,135	$3,422,074
VST Industries, Ltd.	1,215,704	—		30,000	1,185,704	42,019,379	1,274,991	167,714

Total Affiliates						$98,785,305	$1,321,126	$3,589,788

MATTHEWS JAPAN FUND
Name of Issuer:
AIT Corp.†	1,130,300	—		1,130,300	—	$—	$—	$—
Broadleaf Co., Ltd.†	753,800	1,408,200		2,162,000	—	—	—	—
Daiken Medical Co., Ltd.	1,755,200	—		—	1,755,200	12,061,852	261,293	—
Doshisha Co., Ltd.	1,643,200	506,900		160,700	1,989,400	35,681,117	969,491	108,620
eGuarantee, Inc.†	841,800	63,000		904,800	—	—	—	—
Financial Products Group Co.†	3,258,800	2,145,500		1,476,800	3,927,500	—	—	—
Infomart Corp.	—	7,131,100	†††	592,100	6,539,000	38,158,813	378,506	354,674
MORESCO Corp.†	774,500	—		774,500	—	—	—	—
N Field Co., Ltd.†	1,006,400	—		1,006,400	—	—	—	—
Sac’s Bar Holdings, Inc.†	1,480,350	330,000		727,250	1,083,100	—	—	—
Septeni Holdings Co., Ltd.	—	7,039,100	†††	—	7,039,100	24,070,158	144,106	—
TechnoPro Holdings, Inc.	1,380,700	931,300		266,200	2,045,800	65,389,317	2,253,284	1,452,238
Trancom Co., Ltd.†	429,400	161,100		168,700	421,800	—	—	—
W-Scope Corp.	—	2,397,100	†††	81,800	2,315,300	34,692,828	49,201	1,776,100

Total Affiliates						$210,054,085	$4,055,881	$3,691,632

MATTHEWS ASIA SMALL COMPANIES FUND
Name of Issuer:
FineTek Co., Ltd.†	3,192,920	—		3,192,920	—	$—	$—	$—

Total Affiliates						$—	$—	$—

†	Issuer was not an affiliated company as of December 31, 2016.
††	Includes stock dividend during the period.
†††	Includes stock split during the period.

8.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2016. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

matthewsasia.com | 800.789.ASIA	157

Notes to Financial Statements (continued)

As of December 31, 2016, the components of accumulated earnings/deficit on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
Matthews Asia Strategic Income Fund	$—	$—	($2,203,539)
Matthews Asia Credit Opportunities Fund	35,884	—	—
Matthews Asian Growth and Income Fund	—	43,466,302	—
Matthews Asia Dividend Fund	—	—	—
Matthews China Dividend Fund	—	2,153,185	—
Matthews Asia Value Fund	2,785	—	—
Matthews Asia Focus Fund	61,966	—	(894,180)
Matthews Asia Growth Fund	4,045,305	3,690,162	—
Matthews Pacific Tiger Fund	220,925	4,258,407	—
Matthews Asia ESG Fund	—	—	(42,774)
Matthews Emerging Asia Fund	252,817	—	—
Matthews Asia Innovators Fund	—	9,515,228	—
Matthews China Fund	—	—	—
Matthews India Fund	624,623	13,449,266	—
Matthews Japan Fund	—	62,287,264	—
Matthews Korea Fund	633,338	9,975,497	—
Matthews Asia Small Companies Fund	1,443,824	—	(1,481,217)
Matthews China Small Companies Fund	168,416	124,303	—

	Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/Deficit
Matthews Asia Strategic Income Fund	($121,441)	$—	$146,556	($2,178,424)
Matthews Asia Credit Opportunities Fund	—	—	135,222	171,106
Matthews Asian Growth and Income Fund	(7,187,374)	—	24,626,608	60,905,536
Matthews Asia Dividend Fund	(10,884,608)	(22,388)	526,417,131	515,510,135
Matthews China Dividend Fund	(13,952)	—	3,350,878	5,490,111
Matthews Asia Value Fund	—	(3,753)	81,232	80,264
Matthews Asia Focus Fund	—	—	(908,546)	(1,740,760)
Matthews Asia Growth Fund	—	—	104,600,674	112,336,141
Matthews Pacific Tiger Fund	—	—	1,219,350,508	1,223,829,840
Matthews Asia ESG Fund	(13,364)	—	(109,270)	(165,408)
Matthews Emerging Asia Fund	—	—	24,016,967	24,269,784
Matthews Asia Innovators Fund	—	—	14,337,889	23,853,117
Matthews China Fund	(1,208,997)	—	2,419,797	1,210,800
Matthews India Fund	—	(9,061)	191,986,538	206,051,366
Matthews Japan Fund	(2,221,694)	—	78,512,868	138,578,438
Matthews Korea Fund	—	—	35,125,881	45,734,716
Matthews Asia Small Companies Fund	—	—	10,339,947	10,302,554
Matthews China Small Companies Fund	—	—	(238,293)	54,426

*	As permitted by the Internal Revenue Service, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.
**	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2016, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration*
LOSSES DEFERRED EXPIRING IN:	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$1,806,590	$396,949	$2,203,539
Matthews Asia Focus Fund	153,688	740,492	894,180
Matthews Asia ESG Fund	42,774	—	42,774
Matthews Asia Small Companies Fund	1,481,217	—	1,481,217

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

158	MATTHEWS ASIA FUNDS

The following Funds utilized capital loss carryforwards in the current year:

Utilized Capital Loss Carryforwards
Matthews Asia Growth Fund	$19,506,205
Matthews Emerging Asia Fund	883,817
Matthews Japan Fund	64,759,904
Matthews Asia Small Companies Fund	11,288,569

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to investments in PFICs, non-deductible expenses, foreign currency reclassification, NOL (net operating loss) adjustments, capital gains tax, distributions in excess of current earnings and profits, re-characterization of distributions, investment in swaps, adjustments on distributions related to taxable spinoffs and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. For the year ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Matthews Asia Strategic Income Fund	$—	($749,656)	$749,656
Matthews Asia Credit Opportunities Fund	(67,525)	74,041	(6,516)
Matthews Asian Growth and Income Fund	—	(88,698)	88,698
Matthews Asia Dividend Fund	—	(2,152,860)	2,152,860
Matthews China Dividend Fund	—	(9,799)	9,799
Matthews Asia Value Fund	(87,548)	108,512	(20,964)
Matthews Asia Focus Fund	(585)	(1,007)	1,592
Matthews Asia Growth Fund	—	(35,774)	35,774
Matthews Pacific Tiger Fund	—	5,488,810	(5,488,810)
Matthews Asia ESG Fund	(29,415)	26,159	3,256
Matthews Emerging Asia Fund	—	(548,987)	548,987
Matthews Asia Innovators Fund	(337,282)	68,388	268,894
Matthews China Fund	—	762,627	(762,627)
Matthews India Fund	—	(340,653)	340,653
Matthews Japan Fund	(10,373)	3,985,724	(3,975,351)
Matthews Korea Fund	2,276,321	119,373	(2,395,694)
Matthews Asia Small Companies Fund	—	(123,559)	123,559
Matthews China Small Companies Fund	—	(9)	9

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

matthewsasia.com | 800.789.ASIA	159

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Matthews Asia Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (hereinafter referred as the “Funds”) as of December 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

San Francisco, California

February 27, 2017

160	MATTHEWS ASIA FUNDS

Tax Information (unaudited)

For shareholders who do not have a December 31, 2016 tax year-end, this notice is for informational purposes. For the period January 1, 2016 to December 31, 2016, the Funds report the following items with regard to distributions paid during the period. All reports are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2016 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Asia Strategic Income Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%
Matthews Asian Growth and Income Fund	46.99%
Matthews Asia Dividend Fund	100.00%
Matthews China Dividend Fund	71.91%
Matthews Asia Value Fund	13.91%
Matthews Asia Focus Fund	87.06%
Matthews Asia Growth Fund	100.00%
Matthews Pacific Tiger Fund	87.37%
Matthews Asia ESG Fund	64.87%
Matthews Emerging Asia Fund	100.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	100.00%
Matthews India Fund	100.00%
Matthews Japan Fund	100.00%
Matthews Korea Fund	90.09%
Matthews Asia Small Companies Fund	100.00%
Matthews China Small Companies Fund	41.55%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the year ended December 31, 2016 as follows:

Matthews Asia Strategic Income Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%
Matthews Asian Growth and Income Fund	2.76%
Matthews Asia Dividend Fund	2.47%
Matthews China Dividend Fund	3.07%
Matthews Asia Value Fund	1.78%
Matthews Asia Focus Fund	13.96%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	3.52%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	0.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%

matthewsasia.com | 800.789.ASIA	161

Tax Information (unaudited) (continued)

3. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2016 as follows:

Long-Term Capital Gains
Matthews Asian Growth and Income Fund	$145,377,175
Matthews Asia Dividend Fund	30,585,305
Matthews China Dividend Fund	2,629,943
Matthews Pacific Tiger Fund	121,713,006
Matthews Emerging Asia Fund	2,100,210
Matthews Asia Innovators Fund	10,623,880
Matthews China Fund	39,869,615
Matthews Japan Fund	9,535,726
Matthews India Fund	26,797,862
Matthews Korea Fund	13,672,732
Matthews China Small Companies Fund	747,907

4. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2016 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Asia Strategic Income Fund	$3,788,660	$83,576
Matthews Asian Growth and Income Fund	90,637,255	4,703,648
Matthews Asia Dividend Fund	144,959,688	9,553,302
Matthews China Dividend Fund	6,125,111	139,564
Matthews Asia Value Fund	50,347	4,289
Matthews Asia Focus Fund	287,110	10,957
Matthews Asia Growth Fund	10,780,331	1,043,261
Matthews Pacific Tiger Fund	117,931,700	7,676,005
Matthews Asia ESG Fund	197,665	21,047
Matthews Emerging Asia Fund	5,596,635	544,919
Matthews China Fund	16,743,868	299,605
Matthews Japan Fund	46,456,081	4,618,299
Matthews Korea Fund	2,896,630	478,708
Matthews Asia Small Companies Fund	10,961,520	759,040
Matthews China Small Companies Fund	533,420	16,041

5. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2016, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Asia Strategic Income Fund	6.49%
Matthews Asia Credit Opportunities Fund	0.70%
Matthews Asian Growth and Income Fund	0.18%
Matthews Asia Dividend Fund	0.07%
Matthews China Dividend Fund	0.13%
Matthews Asia Value Fund	0.35%
Matthews Asia Focus Fund	0.14%
Matthews Asia Growth Fund	0.05%
Matthews Pacific Tiger Fund	0.23%
Matthews Asia ESG Fund	0.43%
Matthews Emerging Asia Fund	0.48%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.23%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.16%
Matthews China Small Companies Fund	0.20%

162	MATTHEWS ASIA FUNDS

6. Qualified Short-Term Capital Gain Dividends

The Funds report a portion of the short term capital gain dividends distributed during the year ended December 31, 2016, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Asia Strategic Income Fund	0.00%
Matthews Asia Credit Opportunities Fund	100.00%
Matthews Asian Growth and Income Fund	100.00%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%
Matthews Asia Value Fund	100.00%
Matthews Asia Focus Fund	0.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	100.00%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	100.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	100.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%

matthewsasia.com | 800.789.ASIA	163

Trustees and Officers of the Funds (unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds’ website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Trustee since 2007 and Chairman of the Board since 2014	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management); President (since 2000), Essential Advisers Inc. (financial holding company); Managing Partner (since 1998), JZ Partners LLC (consulting).	18	Trustee and Chairman of the Board, DCA Total Return Fund (2005–2011) (1 Portfolio) and DCW Total Return Fund (2007–2010) (1 Portfolio); Trustee (2002–2007), ICON Funds (17 Portfolios); Director (2002–2004), Wasatch Funds (10 portfolios)

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	Faculty (since 2000), General Electric’s John F. Welch Leadership Center; President (since 1988), Executive Financial Literacy, Inc. (financial executive development programs); Faculty Director and Executive Education Lecturer (1995–2016), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001–2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995–2000), University of Chicago Graduate School of Business; Assistant Professor (1988–1995), Haas School of Business, UC Berkeley.	18

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Vice President, Corporate Investment Officer (2007–2010); Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc. (mortgage insurer).	18

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	18	Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Director (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews Asia Funds (9 Portfolios)

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

164	MATTHEWS ASIA FUNDS

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

CHRISTOPHER LEE Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Lecturer (part-time) (since 2013), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995–1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	18

Director (since 2013), Asian Masters Fund (Australia) (1 Portfolio); Trustee (since 2013), African Wildlife Foundation; Trustee (2010–2016), Oakland Museum of California; Director (since 2017), Hong Kong Securities and Investment Institute.

GALE K. CARUSO Born 1957 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	18	Trustee (since 2006), Pacific Select Fund (58 Portfolios) and Pacific Life Funds (33 Portfolios); Director (2005–2012), Make-A-Wish Foundation of Maine; Director (2005–2009), LandAmerica Financial Group, Inc.; Director (2001–2003), Make-A-Wish of Northern Illinois; former member of the Board of Directors, Illinois Life Insurance Council.

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

G. PAUL MATTHEWS Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Director (since 1996), Chairman (1996– 2009), Managing Member (1996–2016), Portfolio Manager (1996–2012), Chief Investment Officer (1991–2007), Matthews (investment management); President (1994–2007), Matthews Asia Funds (registered investment company).	18	Director (since 2004), Matthews Asian Selections Funds PLC (Ireland) (1 Portfolio); Trustee (2001–2004) and Trustee and Chairman of Board (1994–1998), Matthews Asia Funds (7 Portfolios).

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	President since 2008 and Trustee since 2015	Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews (investment management); President (since 2013), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Partner (2002–2007), Deloitte & Touche, LLP (accounting).	18	Chairman (since 2010), Matthews Asia Funds SICAV (Luxembourg) (13 Portfolios); Director (since 2009), Matthews Asian Selections Funds, PLC (Ireland) (1 Portfolio).

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
2	A trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor or an office held with the Trust or the Advisor.

matthewsasia.com | 800.789.ASIA	165

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES Matthews Asia Funds P.O. Box 9791 Providence, RI 02940 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

AR-1216-205M

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)	As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, and that both are “independent.”

(b)	Prof. Shibano is a member of the Faculty of the General Electric Corporate Leadership Development Center and also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley. He was an Adjunct Professor at the Columbia Graduate School of Business and has served on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation. Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure. Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs. Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews International Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm. He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc. He is Managing Partner of JZ Partners, LLC, a business consulting firm for investment managers. Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Fund Group, and Stein Roe & Farnham, Inc. Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant certificate from the state of Illinois and is a Certified Financial Planner certificant. Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee. Mr. Zeschin is currently the chairman of the Board of Trustees to two NYSE listed closed-end funds. He has served on the audit committees of mutual fund boards since 2002. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above. Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews International Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $525,698 in 2015 and $566,854 in 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2015 and $0 in 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $124,963 in 2015 and $139,406 in 2016. Tax fees include services provided by the principal accountant for tax return preparations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2015 and $0 in 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)	The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $353,683 in 2015 and $503,996 in 2016.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Matthews International Funds

By (Signature and Title)* /s/ William J. Hackett

                                           William J. Hackett, President

                                           (principal executive officer)

Date    March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ William J. Hackett

                                         William J. Hackett, President

                                         (principal executive officer)

Date    March 9, 2017

By (Signature and Title)*    /s/ Shai Malka

                                             Shai Malka, Treasurer

                                             (principal financial officer)

Date    March 9, 2017

*	Print the name and title of each signing officer under his or her signature.